UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

PRELIMINARY INFORMATION STATEMENT

PURSUANT TO SECTION 14 OF THE SECURITIES EXCHANGE ACT OF 1934,

 SCHEDULE 14C AND RULE 14f-1 THEREUNDER

Check the appropriate box:

X	Preliminary Information Statement		Confidential, for Use of the
Commission Only (as permitted
by Rule 14c-5(d)(2))
	Definitive Information Statement

VGTEL, INC.

(Name of Registrant As Specified in Charter)

Payment of Filing Fee (Check the appropriate box):

	No Fee required.

	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

	Fee paid previously with preliminary materials


Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

VGTEL, INC.

April 8, 2011
Dear Stockholder:

We are pleased to inform you that VGTel, Inc., a New York corporation (the “Company”), is providing you with the following Information Statement to notify you that the Company’s Board of Directors and the holders of a majority of Company’s outstanding common stock have delivered a written consent to authorize the following agenda:

1.
To amend the Company’s Certificate of Incorporation to (i) change the name of Company to “VII Media Corporation”.; and (ii) increase the number of authorized shares of the Company’s common stock to a total of 500,000,000 shares of common stock with a par value of $.0001 per share.

2.
To effect a forward split of the outstanding common shares of the Company so that each outstanding share on the books of the Company, as of the effective date, is forward split into eight outstanding common shares.

3.	To authorize the re-incorporation of the Company from the State of New York to the State of Delaware.

4.	To authorize the Company’s 2011 Equity Incentive Plan.

New York corporation law permits holders of a majority of the voting power to take shareholder action by written consent if the issuer’s Certificate of Incorporation authorizes such action.  The Company’s Certificate of Incorporation authorizes shareholder action by written consent.  Accordingly, the Company will not hold a meeting of its shareholders to consider or vote upon the amendments of the Company’s Certificate of Incorporation.

The actions, as listed in the above agenda, will become effective  on or about  May 12,  2011 (the “Effective Date”) or when approved by the Financial Industry Regulatory Authority (“FINRA”), which will be no earlier than  twenty (20) days from the date this Information Statement is first sent to you.

The attached Information Statement is being provided to you for information purposes only.  Your vote is not required to approve any of the actions as set forth herein.  The Information Statement does not relate to an annual meeting or special meeting in lieu of an annual meeting.

 WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED
NOT TO SEND US A PROXY.

No action is required by you.  The accompanying Information Statement is furnished only to inform our stockholders of the actions described above before they take place in accordance with Rule 14c-2 under the Securities Exchange Act of 1934.   The Information Statement will first be mailed to you on or about May , 2011.

Please feel free to call us at should you have any questions on the enclosed information statement. We thank you for your continued interest in VGTel, Inc.

Board of Directors of VGTel, Inc.

/s/ Lawrence G.  Harris
Larry Harris
President

VGTEL, INC.

INFORMATION STATEMENT

WE ARE NOT ASKING YOU FOR A PROXY,
AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

This Information Statement is being furnished to the stockholders of VGTel, Inc. (the “Company” or “VGTel”) in connection with the corporate actions listed below.    This Information Statement has been prepared by our management.

GENERAL

On February 24, 2011, the Company’s Board of Directors and a majority of Company’s holders of ‘Common Stock’ (as hereinafter defined)  delivered a written consent  in favor of the following agenda:

1.                 To amend the Company’s Certificate of Incorporation to change the name of the Company to “VII Media Corporation”.

2.                 To increase the number of authorized shares of the Company’s common stock (“Common Stock”) to a total of 500,000,000 shares of Common Stock with a par value of $.0001 per share.

3.                 To authorize the reincorporation of the Company from the State of New York to the State of Delaware.

4.                 To effect a forward split of the outstanding Common Stock of the Company so that each outstanding share on the books of the Company, as of the ‘Effective Date’ (“Forward Stock Split”).

5.                 To authorize the Company’s 2011 Equity Incentive Plan.

The Amendment will be effective on or about May 12, 2011 (the “Effective Date”) which will be no earlier than (20) days after this Information Statement is first mailed to our stockholders.   No further vote of our stockholders is required.  This approval could be obtained either by the written consent of the holders of a majority of our issued and outstanding voting securities, or it could be considered by our stockholders at a special stockholders' meeting convened for the specific purpose of approving the Corporate Actions.   In order to eliminate the costs and management time involved in holding a special meeting, our Board of Directors voted to utilize the written consent of the holders of a majority in interest of Company’s Common Stock.  The record date established by us for purposes of determining the number of outstanding shares of Company’s Stock entitled to vote was April 11, 2011 (“Record Date”).

The entire cost of furnishing this Information Statement will be borne by the Company. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of our voting securities held of record by them and we will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

QUESTIONS AND ANSWERS ABOUT THE CHARTER AMENDMENT AND REINCORPORATION TO THE STATE OF DELAWARE

Q.             Why did I receive this Information Statement?

A.             Applicable laws require us to provide you information regarding the amendments to the Company’s Certificate of Incorporation  (“Charter Amendment(s)” and other corporate actions even though your vote is neither required nor requested for the Corporate Actions  to become effective.

Q.                            What will I receive if the Charter Amendment is completed?

A.              Nothing.  The Charter Amendment will only modify the Company’s Certificate of Incorporation.

Q.            When do you expect the Charter Amendment to become effective
A.           The Charter Amendment will become effective on May 12, 2011, the Effective Date, or later upon approval from Financial Industry Regulatory Authority ("FINRA") which shall be no earlier  than 20 days after this Information Statement is being sent to you.  A copy of the form of Charter Amendment is attached to this Information Statement as Exhibit A.  The Charter Amendment to be filed with the New York Secretary of State will be effective no earlier  than 20 days after this Information Statement has been sent to you.

Q.             When will the reincorporation from New York to Delaware take place?

A.                            Immediately after the effective date for the corporate actions in the Charter Amendment.

Q.                            What is the purpose for reincorporation to the State of Delaware?

A.              Delaware is a nationally recognized leader in adopting and implementing comprehensive and flexible corporate laws.
Additionally, the reincorporation may also make it easier to attract future candidates willing to serve on our Board because many such candidates are already familiar with Delaware corporate law, including provisions relating to director indemnification.

Q.                            What will be the effect of my ownership of Company stock once the reincorporation to Delaware will take place?

 A.           The affairs of the Company will cease to be governed by New York  corporation laws.  The Company (to be named VII Media Corporation) will become subject to Delaware corporation laws, as more fully described below;

•
the resulting Delaware corporation, or VII Media Corporation(“VII Media”) will (i) be deemed to be the same entity as the Company for all purposes under the laws of Delaware and New York, (ii) continue to have all of the rights, privileges and powers of the Company, (iii) continue to possess all of the properties of the Company, and (iv) continue to have all of the debts, liabilities and obligations of the Company.

•	each outstanding share of Company Common Stock will continue to be an outstanding share of VII Media common stock,;
•	each director and officer of Company will continue to hold their respective offices with VGTL DE.
 Q.           Why am I not being asked to vote?

A.           The holders of a majority of the issued and outstanding shares of Company Common Stock have already approved the Charter Amendment pursuant to a written consent in lieu of a meeting.  Such approval, together with the approval of the Company's Board of Directors, is sufficient under New York law, and no further approval by our stockholders is required.

Q.          What do I need to do now?

A.                           Nothing.  This Information Statement is purely for your information and does not require or request you to do anything.

Q.          Whom can I call with questions?

A.            If you have any questions about any of the actions to be taken by the Company, please contact us at 646-673-8665.

ACTIONS BY THE BOARD OF DIRECTOR AND CONSENTING STOCKHOLDERS

In accordance with Article 5, Section 502, Article 6, Section 615, Article 8 Section 807, and Article 9 Section 903, of the Business Corporation Law of the State of New York, the following actions were taken based upon the approval of the Company's Board of Directors and the written consent of a majority of the holders of the Company’s Common Stock.   A copy of the Joint Written Consent of the Board of Directors and the majority of the Shareholders is incorporated herein as Exhibit 10.2.

The corporate actions contained herein will be filed with the Secretary of State of New York for an ‘Effective Date’ of May 12, 2011.

ACTIONS BY THE BOARD OF DIRECTORS
AND
CONSENTING STOCKHOLDERS

Consenting Shareholders to the Corporate Actions

Consenting Shareholder	# of Shares	% of outstanding shares*
Joseph Indovina	3,322,823	27.14
Revach Trading, inc.	580,000	4.74
Andrecca, Inc.	473,280	3.86
Ethel Schwartz	181,000	1.48
Nature Cure, Inc.	286,530	2.34
Sinai Consulting	211,400	1.73
New Market Enterprises	541,165	4.42
Green Dynamic Energy	466,520	3.81
Brent Horner	304,266	2.48
John Wolcott	157,400	1.28
	6,524,384	53.28%

 * Based on 12,244,489 common shares outstanding as at February 24, 2011.  Numbers rounded out to 1/100 of a percent.

These above listed shareholders in aggregate owned 53.28%, a majority of our outstanding common shares on February 24, 2011 the record date for the consenting shareholders to vote on all of the corporate actions included in our 14C filing .  None of the shareholders own options or other securities convertible into the Company’s Common Stock.  All of the foregoing consenting shareholders, have been shareholders of the company prior to the acquisition of Venture Industries, Inc. which closed on March 30, 2011.

None of the consenting shareholders were solicited for their consents pursuant to Rule 14 a 1(1).

AGENDA #1

APPROVAL OF THE AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION

On February 24, 2011, our Board of Directors, believing it to be in the best interests of the Company and its stockholders, approved  the amendment to the Company’s Certificate of Incorporation.

1.
The authorization of Company’s name change to “VII Media Corporation” The primary purpose of the name change is to better represent the Company’s business. The name change to VII Media Corporation relates to the Company’s newly acquired wholly owned subsidiary which is named “Venture Industries, Inc.”   Consequently, our Board of Directors believes that this  name change is in our best interest,  as it best reflects the Company’s operations going forward.

2.	The authorization to increase to the authorized common shares par value $.0001 of Company’s Common Stock..

Effect of Amended and Restated Certificate of Incorporation.  The Company’s current Certificate of Incorporation authorizes the Company to issue 200,000,000 shares of Common Stock.  As a result of the Amended and Restated Certificate of Incorporation, the Company will be authorized to issue, up to 500,000,000 shares of Common Stock, $0.0001 par value per share.  The terms of the additional shares of Common Stock will be identical to those of the currently outstanding shares of Common Stock. However, because holders of Common stock have no preemptive rights to purchase or subscribe for any authorized but unissued shares of stock of the Company, if and when the Board of Directors authorizes the issuance of additional shares of Common Stock or preferred stock, such increased authorization will dilute and reduce the current stockholders' respective percentage ownership interest.   The relative rights and limitations of the shares of Common Stock will remain unchanged under the Amended and Restated Certificate of Incorporation.  The Company believes that the increase in authorized Common Stock would provide the Company greater flexibility with respect to the Company’s capital structure for such purposes as additional equity financing, stock based acquisitions, present and future employee benefit programs and other corporate purposes.

Effective Date of Amended and Restated Certificate of Incorporation

The Amended and Restated Certificate of Incorporation as attached hereto as Appendix A will be effective at 20 days from the date of delivering the Definitive Information Statement to the shareholders  or such later date as approved by FINRA, and upon the filing of the same with the Secretary of State of New York.

5.
On February 24, 2011, the approval by the Board of Directors to effect a 8-for-1 forward stock split of the issued and outstanding shares of Company's Common Stock (the “Forward Stock Split”), was ratified and approved by the written consent of the Board of Directors and a majority of the outstanding shares of the Company’s Common Stock.

Purposes of the Forward Split

The Forward Stock Split was effectuated based on market conditions and upon a determination by our Board of Directors, and as approved by the stockholders, that the Forward Stock Split was in our best interests of Company and its stockholders.  In our judgment the Forward Stock Split will result in an increase in our trading float of shares of the Common Stock available for sale resulting in facilitation of investor liquidity and trading volume potential. The intent of the Forward Stock Split is to increase the marketability of Company’s Common Stock.

Effects of Forward Stock Split

After the Effective Date of the Forward Stock Split, stockholders holding one share of Common Stock shall be entitled to receive eight (8) shares of Common Stock.  Based on the number of shares of Common Stock outstanding as of the Record Date, after the Effective Date of the Forward Stock Split, there will be approximately 217,828,568  shares of Common Stock issued and outstanding. The shares issued pursuant to the Forward Stock Split will be fully paid and non-assessable.  All shares issued as a result of the Forward Stock Split will have the same par value, voting rights and other rights as the Common Stock prior to the Forward Stock Split. Stockholders do not have preemptive rights to acquire additional shares of Common Stock.   The Forward Stock Split will not affect any stockholder’s proportional equity interest in Company in relation to other stockholder or rights, preferences, privileges or priorities.

 The table below sets forth, as of (i)  the Closing date of March 30, 2011, of  the ‘Agreement of Plan and Share Exchange (“Exchange Agreement “) and (ii) as of the Effective Date for the forward split, the following information both before and after the proposed Forward Stock Split and Increase in Authorized Shares:

o	the number of issued and outstanding shares of Common Stock; and

o	the number of authorized but unissued and unreserved shares of Common Stock.

	Capital Structure prior to the Forward Stock Split	Capital Structure after the Forward Stock Split
	(As of Closing Date)	(On Effective Date)

Issued and outstanding Common Stock	27,228,571	217,828,568	(1)

Authorized but unissued and unreserved Common Stock	172,771,429	272,171,432	(1)
Authorized and Reserved Common Stock	-	10,000,000	(2)

(1)           Numbers of shares given after the forward Stock Split are approximate due to the fact that the number of shares to be received by each shareholder will be rounded up to the nearest whole number.
(2)           Shares reserved under the 2011 Equity Incentive Plan.  No shares were awarded to date.

Fractional Shares

No fractional shares of Company’s Common Stock will be issued as a result of the Forward Stock Split.  In the event the proposed Forward Stock Split leaves a shareholder with a fraction of a share, the number of shares due to the stockholder shall be rounded up to the next whole share.

Effective Date of Forward Stock Split

The Forward Stock Split shall be effective on May 12, 2011 after the filing of Amended and Restated Certificate of Incorporation as attached hereto as Exhibit 10.1 with the Secretary of State of New York (at least 21 days after the mailing of this Information Statement), the Effective Date.  Thereafter, the Company will obtain a new CUSIP number for the Common Stock.  The effective day for trading purposes of the Common Stock may be later than the Effective Date as determined by the FINRA.

No Exchange of Stock Certificates

The Forward Stock Split will take place on the Effective Date without any action on the part of the holders of the Common Stock and without regard to current certificates representing shares of Common Stock being physically surrendered for certificates representing the post-forward split shares of Common Stock.  It will not be necessary for stockholders to exchange their existing stock certificates. Certificates for the additional shares of Common Stock to be issued to the stockholders in accordance with the Forward Stock Split shall be mailed to stockholders without any action on the part of the stockholders as soon as practical following the filing and effectiveness of Amended and Restated Certificate of Incorporation, increasing the number of authorized shares of Common Stock.

SUMMARY OF CORPORATE ACTIONS AND RECOMMENDATIONS BY
 THE BOARD OF DIRECTORS

In accordance with Article 5, Section 502, Article 6, Section 615, Article 8 Section 807, Article 9 Section 903, of the Business Corporation Law of the State of New York, the following actions were taken based upon the approval of the Company's Board of Directors and the written consent of a majority of the holders of the Company’s common stock.   A copy of the Joint Written Consent of the Board of Directors and the majority of the shareholders is incorporated herein as Exhibit 10.2.

CERTIFICATE OF AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION

On February 24, 2011, our Board of Directors, believing it to be in the best interests of the Company and its shareholders approved, and recommended that the shareholders of the Company approve the amendments to the Company’s Certificate of Incorporation (“Charter Amendment(s)”).  The Charter Amendment is reflected in the form of Amendment to the Certificate of Amendment of the Certificate of Incorporation, which is attached hereto as Exhibit A, and incorporated herein by reference.

Authorization of Name Change

On February 24, 2011, the Board of Directors (also hereinafter referred to as “Board”) adopted a resolution declaring it advisable to amend Company’s Certificate of Incorporation to affect the name change.    By written consent dated as of February 24, 2011 delivered to the Company, the majority shareholders of Company (“Majority Shareholder(s)”) approved and adopted resolutions to amend the Company’s Certificate of Incorporation to reflect the name change.

The Board believes that the name change better reflects the nature of the Company’s current and anticipated operations.  The Company had operated under the name VGTel,  Inc. which reflected the Company’s prior business of voice-over-the-internet-protocol  on behalf of client companies.  With the reverse acquisition of Venture Industries, Inc.  whose name will be changed to VII Media Corporation,  VII Media Corporation will be the successor issuer to VGTel, Inc.

Authorization of Increase in Number of Common Stock

On February 24, 2011, our Board of Directors adopted a resolution declaring it advisable to amend our Certificate of Incorporation to effect the authorized share increase (“Authorized Share Increase”).    By written consents received from the Majority Shareholders, dated as of February 24, 2011, the Majority Shareholders approved and adopted resolutions to amend the Company’s Certificate of Incorporation to reflect the Authorized Share Increase.

Authorization of Forward Stock Split

On February 24, 2011, our Board of Directors unanimously adopted a resolution declaring it advisable to amend our Certificate of Incorporation to affect a Forward Split.    By written consent received from a majority of shareholders dated as of February 24, 2011, the Majority Shareholders approved and adopted resolutions to amend the Company’s Certificate of Incorporation to approve the Forward Split.

Effective Time of the Charter Amendment

We intend to file, as soon as practicable on or after the twentieth (20th) day after this Information Statement is sent to our shareholders, an amendment to our Certificate of Incorporation effectuating the creation of the Charter Amendment with the Secretary of State of New York. The Charter Amendment to Company Certificate of Incorporation will become effective at the close of business on the date the Certificate of Amendment of the Certificate of Incorporation is accepted for filing by the Secretary of State of New York.  It is presently contemplated that such filing will be made approximately twenty (20) days from the date that this Information Statement is sent to Company’s shareholders. A copy of the Certificate of Amendment of the Certificate of Incorporation is attached to this Information Statement as Appendix A.  The text of the Certificate of Amendment of the Certificate of Incorporation is subject to modification to include such changes as may be required by the New York Secretary of State to effectuate the Charter Amendment.

The full text of the Charter Amendment is reflected in the form of Charter Amendment which is attached as Exhibit 10.1 to this information statement.  New York corporation law permits holders of a majority of the voting power to take shareholder action by written consent if the issuer’s certificate of incorporation authorizes such action. Company’s Certificate of Incorporation authorizes shareholder action by written consent.  Accordingly, the Company will not hold a meeting of its shareholders to consider or vote upon the amendments of the Company’s Certificate of Incorporation

Pursuant to the rules and regulations promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), an information statement must be sent to the holders of voting stock who do not sign the written consent at least 20 days prior to the effective date of the action.  This notice, which is being sent to all holders of record on April 21.  2011, is intended to serve as the information statement required by the Exchange Act.

Possible Anti-Takeover Effect.

In addition to financing purposes, the Company could also issue shares of Common Stock or preferred stock that may, depending on the terms of such series, make more difficult or discourage an attempt to obtain control of the Company by means of a merger, tender offer, proxy contest or other means.  When, in the judgment of the Board of Directors, this action will be in the best interest of the stockholders and the Company, such shares could be used to create voting or other impediments or to discourage persons seeking to gain control of the Company.   Such shares also could be privately placed with purchasers favorable to the Board of Directors in opposing such action.  In addition, the Board of Directors could authorize holders of a series of Common Stock or preferred stock to vote either separately as a class or with the holders of the Company's Common Stock, on any merger, sale or exchange of assets by the Company or any other extraordinary corporate transaction.  The existence of the additional authorized shares could have the effect of discouraging unsolicited takeover attempts.  The issuance of new shares also could be used to dilute the stock ownership of a person or entity seeking to obtain control of the Company should the Board of Directors consider the action of such entity or person not to be in the best interest of the shareholders of the Company.  The issuance of new shares also could be used to entrench current management or deter an attempt to replace the Board of Directors by diluting the number or rights of shares held by individuals seeking to control the Company by obtaining a certain number of seats on the Board of Directors.

THE CHARTER AMENDMENT HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE FAIRNESS OR MERIT NEITHER OF THE CHARTER AMENDMENT NOR UPON THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED IN THIS INFORMATION STATEMENT.  ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

PLEASE NOTE THAT THIS IS NEITHER A REQUEST FOR YOUR VOTE NOR A PROXY STATEMENT, BUT RATHER AN INFORMATION STATEMENT DESIGNED TO INFORM YOU OF THE CHARTER AMENDMENT THAT WILL OCCUR IF THE AMENDMENTS ARE COMPLETED AND TO PROVIDE YOU WITH INFORMATION ABOUT THE AMENDMENT AND THE BACKGROUND OF THESE TRANSACTIONS.

DESCRIPTION OF SECURITIES

DESCRIPTION OF COMMON STOCK

Number of Authorized Shares.  After adoption of the Charter Amendment, the Company's Certificate of Incorporation will authorize the issuance of 500,000,000 shares of Common Stock, $0.0001 par value per share.   All of the outstanding shares of Common Stock are fully paid and non-assessable.

Voting Rights.  Holders of shares of Common Stock (“Holder(s)”) are entitled to one vote for each share of Common Stock on all matters to be voted on by the stockholders.  Holders of Common Stock have no cumulative voting rights.  Accordingly, the Holders of in excess of 50% of the aggregate number of shares of Common Stock outstanding will be able to elect all of the directors of the Company and to approve or disapprove any other matter submitted to a vote of all stockholders.

Other.  Holders of Common Stock have no preemptive rights to purchase the Company's Common Stock.  There are no conversion rights or redemption or sinking fund provisions with respect to the Common Stock.

Transfer Agent.  Shares of Common Stock are registered at the transfer agent and are transferable at such office by the registered holder (or duly authorized attorney) upon surrender of the Common Stock certificate, properly endorsed.   No transfer shall be registered unless the Company is satisfied that such transfer will not result in a violation of any applicable federal or state securities laws.  The Company's transfer agent for its Common Stock is - Pacific Stock Transfer Company, 4045 South Spencer Street, Suite 403 Las Vegas, NV 89119; Phone: (702) 361-3033.

AGENDA # 2

APPROVAL OF THE REINCORPORATION OF THE CORPORATION FROM THE STATE OF NEW YORK TO THE STATE OF DELAWARE

On February 24, 2011  our Board of Directors, believing it to be in the best interests of the Company and its stockholders, approved the reincorporation from the State of New York to the State of Delaware (“Reincorporation”).

Authorization for Reincorporation

On February 24, 2011, our Board of Directors unanimously adopted a resolution declaring it advisable to reincorporate the Company from the State of New York to the State of Delaware.  The Reincorporation will be affected by VGTel a New York Corporation’s  merger with and into a wholly owned Delaware subsidiary of the Company organized in the name of VII Media Corporation a Delaware Corporation that will be created for the sole purpose of the Reincorporation.  The Reincorporation will take place immediately after the Effective Date for the foregoing corporate actions and will be the final step to concluding the acquisition and Reincorporation into the State of Delaware.  By written consent dated as of February 24, 2011, the Majority Shareholders approved the Reincorporation.

Effective Date of Reincorporation

The Certificate of Incorporation, as attached hereto as Exhibit 10.4 will be effective May 12, 2011 or such later date as approved by FINRA.

Effects of the Reincorporation

The affairs of Company will cease to be governed by the New York Business Corporation Laws.  The Company will become subject to Delaware corporation laws, as more fully described below;

•
the resulting Delaware corporation, or VGTL DE will (i) be deemed to be the same entity as Company for all purposes under the laws of Delaware, (ii) continue to have all of the rights, privileges and powers of Company,  (iii) continue to possess all of the properties of Company , and (iv) continue to have all of the debts, liabilities and obligations of Company.

•     each outstanding share of Company common stock will continue to be an outstanding share of VGTL DE common stock, and each outstanding option, warrant or other right to acquire shares of Company common stock will continue to be an outstanding option, warrant or other right to acquire shares of VGTL DE common stock;

           •     each director and officer of Company will continue to hold their respective offices with VTGL DE.

Reasons for the Reincorporation

Delaware is a nationally recognized leader in adopting and implementing comprehensive and flexible corporate laws.  The Delaware General Corporate Law (“DGCL”) is frequently revised and updated to accommodate changing legal and business needs and is more comprehensive, widely used and interpreted than other state corporate laws, including the Business Corporate Law of the State of New York.

In addition, Delaware courts, including the Court of Chancery and the Delaware Supreme Court, are highly regarded for their considerable expertise in dealing with corporate legal issues and for producing a substantial body of case law construing the DGCL, with multiple cases concerning areas that New York  courts have not considered.  Because the judicial system is based largely on legal precedents, the abundance of Delaware case law should serve to enhance the relative clarity and predictability of many areas of corporate law, which should offer added advantages to the Company by allowing our Board and management to make corporate decisions and take corporate actions with greater assurance as to the validity and consequences of those decisions and actions.

The Reincorporation may also make it easier to attract future candidates willing to serve on our Board because many such candidates are already familiar with Delaware corporate law, including provisions relating to director indemnification, from their past business experience.

 Comparison of VII Media Corporation Stockholders’ Rights Before and After the Reincorporation

The  Reincorporation will effect a change in the legal domicile of Company and other changes of a legal nature, the most significant of which are described below in the section entitled “Information Regarding VGTel’s Reincorporation and a Comparison of VGTel’s Shareholders’ Rights” Before and After the Reincorporation.”  The Reincorporation is not expected to affect any of Company’s material contracts with any third-parties, and Company’s rights and obligations under such material contractual arrangements will continue as rights and obligations of VGTL DE.  The Reincorporation itself will not result in any change in headquarters, business, jobs, management, location of any of Company’s offices or facilities, number of employees, assets, liabilities or net worth (other than as a result of the costs incident to the Reincorporation) of Company.  Further, each director and officer of Company will continue to hold their respective offices with VGTL DE and the subsidiaries of Company immediately prior to the Reincorporation will be the subsidiaries of VGTL DE immediately after the Reincorporation.

Information Regarding VGTel’s Reincorporation and a Comparison of VGTel’s Shareholders’ Rights”
Before and After the Reincorporation

           The Board of the Corporation, in unanimously adopting a resolution declaring it advisable to reincorporate the Corporation from the State of New York to the State of Delaware, reviewed/considered a number of business, legal and financial issues.  It was the totality of these synergies, as discussed below, that were reviewed and evaluated by the Corporation, including a description of the benefits of Delaware laws/incorporations as well as the material legal/business differences between Delaware and New York, and eventually formed the basis of the Corporation’s decision, a decision consistent with a wide array of incorporating and existing corporate entities.
           As a side note, the Corporation’s analyzed differences between the “NYBCL” and the “DGCL” were not just limited to the actual wording of the compared and/or identified regulations, but also focused on the implementation, judicial review and cost of those regulations, as well as the familiarity and attractiveness for potential corporation board/officer candidates and investors.  With that in mind and to present a more detailed picture of the Corporation’s review/analysis of the Reincorporation, we have taken the liberty of further detailing the analyzed/reviewed benefits of Delaware laws/incorporations as well as the material legal/business differences between Delaware and New York, for the Corporation, the same being as follows:

A.           Delaware Provides Corporation With A Predictable, Fair And Well-Developed Body Of Corporate Law.
           Although at first glance the Delaware General Corporation Law (“DCGL”) may be the least unique attraction, as its laws can be easily duplicated.  However, the philosophy of the Delaware legislature is to be current and evolving, this allowing corporations and its shareholders the maximum flexibility in ordering their affairs.  Written with a bias against regulation, Delaware is a nationally recognized leader in adopting and implementing comprehensive and flexible corporate laws.  The DGCL is frequently revised and updated to accommodate changing legal and business needs and is more comprehensive, widely used and interpreted than other state corporate laws, including the Business Corporation Laws of New York (“NYBCL”).
           Because of differences between the NYBCL and the DGCL, the Reincorporation will effect certain changes in the rights of Corporation’s stockholders.   Summarized below are the most significant provisions of the NYBCL and DGCL, along with the differences between the rights of the stockholders of Corporation immediately before and immediately after the Reincorporation.  While the summary below is exhaustive, such summary includes those issues analyzed/reviewed by the Corporation.
                                  (i)           Indemnification of Officers, Directors and Employees. Under DGCL Section 145, a corporation may indemnify a director, officer, employee or agent of the corporation (or a person who is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise) against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the person if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.  In the case of an action brought by or in the right of a corporation, the corporation may indemnify a director, officer, employee or agent of the corporation (or a person who is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise) against expenses (including attorneys’ fees) actually and reasonably incurred by him if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, except that no indemnification may be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent a court finds that, in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnification for such expenses as the court shall deem proper.  The indemnification provisions of the DGCL require indemnification of a director or officer who has been successful on the merits in defense of any action, suit or proceeding that he was a party to by virtue of the fact that he is or was a director or officer of the corporation.
                                                                                                     Under NYBCL Section 722, a corporation may indemnify its directors and officers made, or threatened to be made, a party to any action or proceeding related to service as a director or officer, except for shareholder derivative suits, if the director or officer acted in good faith and for a purpose that he or she reasonably believed to be in, or, in the case of service to another corporation or enterprise, not opposed to, the best interests of the corporation and, in addition in criminal proceedings, had no reasonable cause to believe his or her conduct was unlawful.  In the case of shareholder derivative suits, the corporation may indemnify a director or officer if he or she acted in good faith for a purpose that he or she reasonably believed to be in or, in the case of service to another corporation or enterprise, not opposed to the best interests of the corporation, except that no indemnification may be made in respect of (i) a threatened action, or a pending action that is settled or otherwise disposed of or (ii) any claim, issue or matter as to which such individual has been adjudged to be liable to the corporation, unless, and only to the extent, that the court in which the action was brought or, if no action was brought, any court of competent jurisdiction, determines, upon application, that, in view of all the circumstances of the case, the individual is fairly and reasonably entitled to indemnity for the portion of the settlement amount and expenses as the court deems proper.

                                                                                                    Any individual who has been successful on the merits or otherwise in the defense of a civil or criminal action or proceeding will be entitled to indemnification.  Except as provided in the preceding sentence, unless ordered by a court pursuant to NYBCL Section 724, any indemnification under the NYBCL as described in the immediately preceding paragraph may be made only if, pursuant to NYBCL Section 723, indemnification is authorized in the specific case and after a finding that the director or officer met the requisite standard of conduct by the disinterested directors if a quorum is available, or, if the quorum so directs or is unavailable, by (i) the board of directors upon the written opinion of independent legal counsel or (ii) the shareholders

                                  (ii)           Anti-Takeover Provisions. Under the DGCL, a corporation is prohibited from engaging in any business combination with an interested stockholder for a period of three years from the date on which the stockholder first becomes an interested stockholder unless:
                                                                                                             (a)           prior to the stockholder becoming an interested stockholder, the board of directors approves the business combination or the transaction in which the stockholder became an interested stockholder
                                                                                                            (b)            upon the completion of the transaction in which the stockholder became an interested stockholder, the interested stockholder owns at least 85% of the voting stock of the corporation other than shares held by directors who are also officers and certain employee stock plans; or
                                                                                                            (c)           the business combination is approved by the board of directors and by the affirmative vote of two-thirds of the outstanding voting stock not owned by the interested stockholder at a meeting

                      The DGCL defines the term “business combination” to include transactions such as mergers, consolidations, transfers of 15% or more of the assets of the corporation or, with certain exceptions, transactions that result in stock of the corporation being issued or transferred to the interested stockholder.  The DGCL defines the term “interested stockholder” generally as any person who (together with affiliates and associates) owns (or in certain cases, within the past three years owned) 15% or more of the outstanding voting stock of the corporation.   A corporation can expressly elect not to be governed by the DGCL’s business combination provisions in its certificate of incorporation or bylaws, though Corporation will not do so in its new Delaware Certificate of Incorporation.

                      NYBCL Section 912 generally provides that a New York corporation may not engage in a business combination with an interested shareholder for a period of five years following the interested shareholder’s becoming such.  Such a business combination would be permitted where it is approved by the board of directors before the interested shareholder’s becoming such.  Covered business combinations include certain mergers and consolidations, dispositions of assets or stock, plans for liquidation or dissolution, reclassifications of securities, recapitalizations and similar transactions.  An interested shareholder is generally a shareholder owning at least 20% of a corporation’s outstanding voting stock.  In addition, New York corporations may not engage at any time with any interested shareholder in a business combination other than: (i) a business combination approved by the board of directors before the interested shareholder acquired a 20% or more interest in the corporation, or where the interested shareholder’s acquisition of its 20% interest was  approved  in advance by the board of directors; (ii) a business combination approved by the affirmative vote of the holders of a majority of the outstanding voting stock not beneficially owned by the interested shareholder at a meeting called for that purpose no earlier than five years after the interested shareholder acquired its 20% interest; or (iii) a business combination in which the interested shareholder pays a formula price designed to ensure that all other shareholders receive at least the highest price per share that is paid by the interested shareholder and that meets certain other requirements.
                                  A corporation may opt out of the interested shareholder provisions of Section 912 by expressly electing not to be governed by such provisions in its By-laws, provided, that any such provision must be approved by the affirmative vote of a majority of the outstanding voting stock of such corporation and is subject to further conditions.  VII Media Corporation’s previous New York By-laws do not contain any provisions electing not to be governed by Section 912.

                                                                 (iii)           Stockholder Approval of a Merger. Under the DGCL, a merger must be approved by the board of directors and by a majority (unless the certificate of incorporation requires a higher percentage) of the outstanding stock of the corporation entitled to vote.  However, no vote of stockholders of a constituent corporation surviving a merger is required (unless the corporation provides otherwise in its certificate of incorporation) if: (i) the merger agreement does not amend such constituent corporation’s certificate of incorporation; (ii) each share of stock of such constituent corporation outstanding immediately before the merger is to be an identical outstanding or treasury share of the surviving corporation after the merger; and (iii) the number of shares to be issued by the surviving corporation in the merger does not exceed 20% of the shares of such constituent corporation outstanding immediately before the merger.
Under NYBCL Section 903, the consummation of a merger or consolidation requires the approval of the board of directors and  a majority of the votes of all outstanding shares entitled to vote thereon.

                                                                (iv)           Stockholder Action Without A Meeting. Under the DGCL, unless otherwise provided in a corporation’s certificate of incorporation, any action that may be taken at a meeting of stockholders may be taken without a meeting, without prior notice and without a vote if the holders of outstanding stock, having not less than the minimum number of votes that would be necessary to authorize such action, consent in writing.
                                                                            Under New York law, whenever shareholders are required or permitted to take any action by vote, such action may, in lieu of a meeting, be taken by unanimous written consent of holders of all outstanding shares entitled to vote on such action.  If the certificate of incorporation so permits, any such action may be taken by written consent of the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.

                                                                 (v)           Dissenters’ Rights. Under the DGCL, a stockholder of a corporation participating in certain major corporate transactions may, under varying circumstances, be entitled to appraisal rights pursuant to which the stockholder may receive cash in the amount of the fair market value of his or her shares in lieu of the consideration he or she would otherwise receive in the transaction.  Unless a corporation’s certificate of incorporation provides otherwise, these appraisal rights are not available:

                                                                                                            (a)           with respect to the sale, lease or exchange of all or substantially all of the assets of the corporation
                                                                                                            (b)           with respect to a merger or consolidation by a corporation the shares of which either are listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or are held of record by more than 2,000 holders, if the terms of the merger or consolidation allow the stockholders to receive only shares of the surviving corporation or shares of any other corporation that either are listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or are held of record by more than 2,000 holders, plus cash in lieu of fractional shares; or
                                                                                                           (c)           to stockholders of the corporation surviving a merger if no vote of the stockholders of the surviving corporation is required to approve the merger and if some other conditions are met.

                                           Under New York law, shareholders may, under certain circumstances, exercise a right of dissent from certain limited corporate actions and obtain payment for the fair value of their shares.  For example, subject to certain exceptions, dissenters’ rights are available under New York law to any shareholder of a constituent corporation in the event of a merger if such shareholder is entitled to vote upon the merger or if the corporation is a subsidiary that is merged with its parent.  One of the exceptions under New York law to the general rule described in the preceding sentence, that a shareholder has dissenters’ rights with respect to a merger if such shareholder is entitled to vote upon the merger, is that, under New York law, a shareholder does not have dissenters’ rights with respect to a merger if, on the record date, the stock held by such shareholder is listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc.
                                                      Shareholders who desire to exercise their dissenters’ rights must satisfy all of the conditions and requirements set forth in the NYBCL in order to maintain these rights and obtain any payment due in respect of the exercise of these rights.

                                                                 (vi)           Dividends. Under the DGCL a corporation can pay dividends out of statutory surplus, or in case there is no such surplus, from net profits if, as and when declared by the board of directors.   Under New York law, a corporation may declare and pay dividends or make other distributions, except when the corporation is currently insolvent or would thereby be made insolvent, or when the declaration, payment or distribution would be contrary to any restrictions contained in the certificate of incorporation.
                                            Some other material differences between Delaware and New York, as well as a sampling of benefits of reincorporating in Delaware as considered by the Board of the Corporation are as follows:
                                                                  (a)          Headquarters.  The Corporation would have no obligation to have its headquarters in Delaware, or to conduct any business in this state.  Following, the Corporation’s records would not have to be kept in Delaware
                                                                                       (b)         Shareholders/Directors/Officers Residence and Meetings.  There would be no obligation for shareholders/directors/officers to reside in Delaware or to hold any meetings there.  Also, shareholder meetings can be replaced with written communications.  Notwithstanding the above, potential Board members do not need to be shareholders of the Corporation.
                                                                                       (c)           Corporate Income Taxes.  If the Corporation does not do business in Delaware, it does not have to pay any income tax to the state.  With the Corporation possibly deriving income from operations in other states, a possibility of dual taxation, as is regulated in New York, was an issue the Corporation in allowing financial flexibility.
                                                                                      (d)           Personal Taxes/Inheritance Taxes. If a Corporation shareholder doesn't reside in the state, that shareholder would not have to pay any taxes concerning the owned shares.  In addition, there is no sales tax in Delaware.  Also, if an individual Corporation shareholder doesn't reside in the state, the said owned shares are not subject to inheritance tax in case of the shareholder’s death.
                                                                                       (e)           Director/Employee Liability/Indemnification.   The DCGL would permit the Corporation’s shareholders to limit the liability of its directors by appropriate language it the corporate charter, and authorizes liberal indemnifications to its directors/officers/employees, this allowing the Corporation to minimize its insurance costs while maintaining its peer competitiveness to attract able leaders/staff.
                                 (f)           Board Committees.  Under the DCGL, committees of the Board can have alternative members so that committees can still function even though a member is absent or disqualified.

                                 B.           Delaware Courts Are More Experienced.
                                           Due to the implementation of a specialized court (Delaware Courts of Chancery) that has exclusive jurisdiction over corporate law matters, and the unique expertise on those corporate and business law matters, Delaware judicial decisions and interpretations of corporate law have resulted in clarified and focused interpretations.  Additionally, the Delaware Courts of Chancery are focused on the timely resolution of corporate law disputes, this along with 200 years of jurisprudence, which ensures predictability and stability of legal decisions.
                                            In contrast, New York courts are multi-faceted, handling all different types of legal issues, although some counties have recently implemented commercial parts, having extracted judges from the previous effort of handling many different areas of law.  Currently, the New York courts have not obtained the contemporary legal expertise as the Delaware Courts of Chancery.
           With the wealth of corporate issues reviewed by the Delaware Courts of Chancery, corporate executives can cope with known legal issues as there is a greater likelihood in Delaware that such issue would have been addressed as opposed to New York, this allowing executives in Delaware corporations to be more correctly proactive and often making it less likely that contrasting parties will resort to the courts.  As such, the presence of those dealing with business problems is a benefit to all who seek to form corporations in Delaware.

           As we previously mentioned, the abundance of Delaware case law should serve to enhance the relative clarity and predictability of many areas of corporate law, which should offer added advantages to the Corporation by allowing our Board and management to make corporate decisions and take corporate actions with greater assurance as to the validity and consequences of those decisions and actions.

                                C.           Investors Often Insist on Delaware
Almost all investors, regardless of where they are located are familiar with Delaware law, and due to the various advantages that Delaware law provides, some discussed herein, many often insist on dealing with a Delaware corporation.  This is fairly consistent with the largest sector of public corporations being incorporated in Delaware as opposed to other states, New York included.

D.           Potential Corporation Candidates Familiarity With Delaware Law
                                 The Reincorporation may also make it easier for the Corporation to attract future candidates willing to serve on our Board because many such candidates are already familiar with Delaware corporate law, including provisions relating to director indemnification, from their past business experiences, and are likely to identify and address problems quickly and in a sophisticated manner.  This is also applicable to the Corporation’s intent of retaining competent legal counsel, as corporate lawyers are more likely to be familiar with Delaware corporate law, with the Court of Chancery rulings being studied in law schools, making Delaware corporate law familiar to the vast majority of business attorneys.

                               E.           Low Annual Franchise Taxes
           In accordance with the Corporation’s calculations, and with the expected authorized capital stock increase, as earlier disclosed, the annual state franchise taxes to be assessed against the Corporation are significantly less in Delaware than in New York.

F.           Delaware’s Division of Corporations.
           While the regulatory processing and depository of corporate records/information would seem generally consistent with all locales, the Delaware Division of Corporations is well-known for employing state of the art technology and able personnel that makes corporate filings and administrative expedient and accommodating.  This implemented technology would allow easy access to the Corporation for a variety of services and information (forms, fee schedules, etc.), and offer urgent and time-sensitive filings/confirmations.  For the Corporation, this was an added benefit. “

Changes as a Result of Reincorporation

The  Reincorporation will effect a change in the legal domicile of Company and other changes of a legal nature.  The Reincorporation is not expected to affect any of Company’s material contracts with any third parties, and Company’s rights and obligations under such material contractual arrangements will continue as rights and obligations of VGTL DE.  The Reincorporation itself will not result in any change in headquarters, business, jobs, management, location of any of Company’s offices or facilities, number of employees, assets, liabilities or net worth (other than as a result of the costs incident to the Reincorporation) of Company.  Further, each director and officer of Company will continue to hold their respective offices with VGTL DE and the subsidiaries of Company immediately prior to the Reincorporation will be the subsidiaries of VGTL DE immediately after the Reincorporation.

The Plan of Merger

The Reincorporation will be effected pursuant to the Agreement of Plan of Merger (“Plan of Merger”) authorized by the Board of Directors for with written consent has been delivered by the majority of shareholders  of Company.  The Plan of Merger provides that Company will convert into a Delaware corporation and will be subject to all of the provisions of the Delaware General Corporation Law (“DGCL”).  By virtue of the merger, all of the rights, privileges and powers of Company , all property owned by Company, all debts due to Company and all other causes of action belonging to Company  immediately prior to the merger will remain vested in VGTL DE following the merger.  In addition, by virtue of the merger, all debts, liabilities and duties of Company immediately prior to the merger will remain attached to VGTL DE following the merger.  VGTL DE will remain as the same entity following the merger.

Our Board will cause the Reincorporation to be effected as soon as practicable thereafter.  However, the Reincorporation may be delayed by our Board or the Plan of Merger may be terminated and abandoned by action of our Board at any time prior to the effective time of the Reincorporation, whether before or after the approval by Company’s shareholders, if our Board determines for any reason that such delay or termination would be in the best interests of Company and its shareholders.   Reincorporation would become effective after May 12, 2011 of the foregoing corporate actions and  upon the filing (and acceptance thereof by the New York Secretary of State and the Delaware Secretary of State, as applicable) of the New York Articles of Merger and the Delaware Certificate of Merger.

Company‘s shareholders will not be required to exchange their Company stock certificates for new VGTL DE stock certificates.  Following the effective time of the Reincorporation, any Company stock certificates submitted to VGTL DE for transfer, whether pursuant to a sale or otherwise, will automatically be exchanged for VGTL DE stock certificates.  Company shareholders should not destroy any stock certificate(s) and should not submit any certificate(s) to Company unless and until requested to do so.

 AGENDA # 3

APPROVAL OF THE COMPANY’S 2011 EQUITY INCENTIVE PLAN

On February 24, 2011, our Board of Directors, believing it to be in the best interests of the Company and its stockholders, approved the 2011 Equity Incentive Plan  (“Plan”).

The Plan reserves 10,000,000 shares of common stock for issuance in accordance with the Plan’s terms.   The Company has made no plans for granting of any awards under the 2011 Equity Incentive Plan and no employment agreement exists as yet which include granting of awards under the 2011 Equity Incentive Plan.   Consequently, payment of benefits to Executive Officers and others are not as yet determinable.

The purpose of the Plan is to enable us to offer our employees, officers, directors and consultants whose past, present and/or potential contributions to us and our subsidiaries have been, are or will be important to our success, an opportunity to acquire a proprietary interest in the Company. The various types of long-term incentive awards that may be provided under the Plan are intended to enable us to respond to changes in practices, tax laws, accounting regulations and the size and diversity of our business.

A summary of the principal features of the Plan is provided below, but is qualified in its entirety by reference to the full text of the Plan, which is attached to this Information Statement as Exhibit 10.6.  The capitalized terms, if not defined in this Information statement,  are defined as in the Plan.

Administration

The Plan is administered by the Plan committee (“Committee”) which shall consist of either  (i) the Board of Directors of the Company or (ii) or a Committee of the Board of Directors designated to administer the Plan which is comprised solely of 2 or more outside directors all of whom are “outside directors” within the meaning of the regulations issued under Section 162(m) of the Internal Revenue Code (“Code”).

Subject to the provisions of the Plan, the Committee determines, among other things, the persons to whom from time to time awards may be granted, the specific type of awards to be granted, the number of shares subject to each award, share prices, any restrictions or limitations on the awards, and any vesting, exchange, deferral, surrender, cancellation, acceleration, termination, exercise or forfeiture provisions related to the awards.

Stock Subject to the Plan

If any shares are subject to an award that is forfeited, settled in cash or expires, any unissued shares covered by such award will be available for issuance under the Plan.  If a holder pays the exercise price of a stock option by surrendering any previously owned shares or arranges to have the appropriate number of shares otherwise issuable upon exercise withheld to cover the withholding tax liability associated with the stock option exercise, then, in the Committee’s discretion, the number of shares available under the Plan may be increased by the lesser of (i) the number of shares surrendered and shares used to pay taxes and (ii) the number of shares purchased under the stock option.

Under the Plan, on a change in the number of shares of common stock as a result of a dividend on shares of common stock payable in shares of common stock, common stock forward split or reverse split, combination or exchange of shares of common stock or other extraordinary or unusual event that results in a change in the shares of common stock as a whole, the Committee shall determine, in its sole discretion, whether the terms of the outstanding award require adjustment.

Eligibility

Awards may be granted under the Plan to officers, directors employees and consultants who are deemed to have rendered, or to be able to render significant services to us or our subsidiaries and who are deemed to have contributed, or to have the potential to contribute, to our success.

Types of Awards

Options.  The Plan provides both for “incentive” stock options as defined in Section 422 of the Code, and for options not qualifying as incentive options, both of which may be granted with any other award under the Plan. The Committee determines the exercise price per share of common stock purchasable under an incentive or non-qualified stock option, which may not be less than 100% of the fair market value on the day of the grant or, if greater, the par value of a share of common stock. However, the exercise price of an incentive stock option granted to a person possessing more than 10% of the total combined voting power of all classes of stock may not be less than 110% of the fair market value on the date of grant. The aggregate fair market value of all shares of common stock with respect to which incentive stock options are exercisable by a participant for the first time during any calendar year (under all of our Plans), measured at the date of the grant, may not exceed $100,000 or such other amount as may be subsequently specified under the Code or the regulations thereunder.

An incentive stock option may only be granted within a ten-year period beginning January 1, 2011 and may only be exercised within ten years from the date of the grant, or within five years in the case of an incentive stock option granted to a person who, at the time of the grant, owns common stock possessing more than 10% of the total combined voting power of all classes of our stock. Subject to any limitations or conditions the Committee may impose, stock options may be exercised, in whole or in part, at any time during the term of the stock option by giving written notice of exercise to us specifying the number of shares of common stock to be purchased. The notice must be accompanied by payment in full of the purchase price, either in cash or, if provided in the agreement, in our securities or in combination of the two or such other means which the committee determines are consistent with the Plan’s purpose and applicable law.

Generally, stock options granted under the Plan may not be transferred other than by will or by the laws of descent and distribution and all stock options are exercisable during the holder’s lifetime, or in the event of legal incapacity or incompetency, the holder’s guardian or legal representative. However, a holder, with the approval of the Committee, may transfer a non-qualified stock option by gift, for no consideration, to a family member of the holder, by domestic relations order to a family member of the holder or by transfer to an entity in which more than 50% of the voting interests are owned by family members of the holder or the holder, in exchange for an interest in that entity.

Generally, if the holder is an employee, no stock options granted under the Plan may be exercised by the holder unless he or she is employed by us or our subsidiaries at the time of the exercise and has been so employed continuously from the time the stock options were granted. However, in the event the holder’s employment is terminated due to disability, the holder may still exercise his or her vested stock options for a period of one year or such other greater or lesser period as the Committee may determine, from the date of termination or until the expiration of the stated term of the stock option, whichever period is shorter.  Similarly, should a holder die while employed by us or one of our subsidiaries, his or her legal representative or legatee under his or her will may exercise the decedent holder’s vested stock options for a period of one year from the date of his or her death, or such other greater or lesser period as the Committee may determine or until the expiration of the stated term of the stock option, whichever period is shorter. If the holder’s employment is terminated due to normal retirement, the holder may still exercise his or her vested stock options for a period of one year from the date of termination or until the expiration of the stated term of the stock option, whichever period is shorter. If the holder’s employment is terminated for any reason other than death, disability or normal retirement, the stock option will automatically terminate, except that if the holder’s employment is terminated without cause, then the portion of any stock option that is vested on the date of termination may be exercised for the lesser of three months after termination of employment, or such other greater or lesser period as the Committee may determine but not beyond the balance of the stock option’s term.

The Committee may at any time, in its sole discretion, offer to repurchase a stock option previously granted, based upon such terms and conditions as the Committee shall establish and communicate to the holder at the time that such offer is made.

Stock Appreciation Rights. Under the Plan, stock appreciation rights may be granted to participants who have been, or are being, granted stock options under the Plan as a means of allowing the participants to exercise their stock options without the need to pay the exercise price in cash. In conjunction with non-qualified stock options, stock appreciation rights may be granted either at or after the time of the grant of the non-qualified stock options. In conjunction with incentive stock options, stock appreciation rights may be granted only at the time of the grant of the incentive stock options. A stock appreciation right entitles the holder to receive a number of shares of common stock having a fair market value equal to the excess fair market value of one share of common stock over the exercise price of the related stock option, multiplied by the number of shares subject to the stock appreciation rights. The granting of a stock appreciation right will not affect the number of shares of common stock available for awards under the Plan. The number of shares available for awards under the Plan will, however, be reduced by the number of shares of common stock acquirable upon exercise of the stock option to which the stock appreciation right relates.

Restricted Stock.  Under the Plan, shares of restricted stock may be awarded either alone or in addition to other awards granted under the Plan. The Committee determines the persons to whom grants of restricted stock are made, the number of shares to be awarded, the price if any to be paid for the restricted stock by the person receiving the stock from us, the time or times within which awards of restricted stock may be subject to forfeiture, the vesting schedule and rights to acceleration thereof, and all other terms and conditions of the restricted stock awards.

Restricted stock awarded under the Plan may not be sold, exchanged, assigned, transferred, pledged, encumbered or otherwise disposed of, other than to us, during the applicable restriction period. In order to enforce these restrictions, the Plan requires that all shares of restricted stock awarded to the holder remain in our physical custody until the restrictions have terminated and all vesting requirements with respect to the restricted stock have been fulfilled. We will retain custody of all dividends and distributions made or declared with respect to the restricted stock during the restriction period. A breach of any restriction regarding the restricted stock will cause a forfeiture of the restricted stock and any retained distributions. Except for the foregoing restrictions, the holder will, even during the restriction period, have all of the rights of a shareholder, including the right to vote the shares.

Other Stock-Based Awards.  Under the Plan, other stock-based awards may be granted, subject to limitations under applicable law, that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, shares of common stock, as deemed by the Committee to be consistent with the purposes of the Plan. These other stock-based awards may be in the form of purchase rights, shares of common stock awarded that are not subject to any restrictions or conditions, convertible or exchangeable debentures or other rights convertible into shares of common stock and awards valued by reference to the value of securities of, or the performance of, one of our subsidiaries. These other stock-based awards may include performance shares or options, whose award is tied to specific performance criteria. These other stock-based awards may be awarded either alone, in addition to, or in tandem with any other awards under the Plan or any of our other plans.

Accelerated Vesting and Exercisability

If any one person, or more than one person acting as a group, acquires the ownership of stock of the company that, together with the stock held by such person or group, constitutes more than 50% of the total fair market value or combined voting power of the stock of our company, and our board of directors does not authorize or otherwise approve such acquisition, then the vesting periods of any and all stock options and other awards granted and outstanding under the Plan shall be accelerated and all such stock options and awards will immediately and entirely vest, and the respective holders thereof will have the immediate right to purchase and/or receive any and all common stock subject to such stock options and awards on the terms set forth in the Plan and the respective agreements respecting such stock options and awards. An increase in the percentage of stock owned by any one person, or persons acting as a group, as a result of a transaction in which we acquire our stock in exchange for property is not treated as an acquisition of stock for the foregoing purposes.

The Committee may, in the event of an acquisition by any one person, or more than one person acting as a group, together with acquisitions during the 12-month period ending on the date of the most recent acquisition by such person or persons, of assets from us that have a total gross fair market value equal to or more than 50% of the total gross fair market value of all of the assets of our company immediately before such acquisition or acquisitions, or if any one person, or more than one person acting as a group, acquires the ownership of stock of our company that, together with the stock held by such person or group, constitutes more than 50% of the total fair market value or combined voting power of the stock of our company, which has been approved by our board of directors, (i) accelerate the vesting of any and all stock options and other awards granted and outstanding under the Plan, or (ii) require a holder of any award granted under the Plan to relinquish such award to us upon the tender by us to the holder of cash in an amount equal to the repurchase value of such award. For this purpose, gross fair market value means the value our assets, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

Notwithstanding any provisions of the Plan or any award granted thereunder to the contrary, no acceleration shall occur with respect to any award to the extent such acceleration would cause the Plan or an award granted thereunder to fail to comply with Section 409A of the Code.

Other Limitations

The Committee may not modify or amend any outstanding option or stock appreciation right to reduce the exercise price of such option or stock appreciation right, as applicable, below the exercise price as of the date of grant of such option or stock appreciation right. In addition, no option or stock appreciation right may be granted in exchange for, or in connection with, the cancellation or surrender of an option or stock appreciation right or other award having a higher exercise price.

 Withholding Taxes

Upon the exercise of any award granted under the Plan, the holder may be required to remit to Company an amount sufficient to satisfy all federal, state and local withholding tax requirements prior to delivery of any certificate or certificates for shares of Common Stock.

Amendments

Subject to the approval of the Board, where required, the Committee may at any time, and from time to time, amend the Plan, provided that no amendment will be made that would impair the rights of a holder under any agreement entered into pursuant to the Plan without the holder’s consent (except to the extent necessary to comply with Section 409A of the Code). In addition, the Committee may not increase the shares available under the Plan, increase the individual limits on awards, allow for an exercise price below fair market value, permit the repricing of options or stock appreciation rights, or adopt any other amendment that would require shareholder approval.

Federal Income Tax Consequences

The material U.S. federal income tax consequences of awards under the Plan, based on the current provisions of the Code and the regulations thereunder, with respect to employees who are subject to U.S. income tax are as follows:

The grant of an option to an employee will have no tax consequences to the employee or to the Company or its subsidiaries or affiliates. In general, upon the exercise of an incentive stock option (“ISO”), the employee will not recognize income, and the employer will not be entitled to a tax deduction.  However, the excess of the acquired shares’ fair market value on the exercise date over the exercise price is included in the employee’s income for purposes of the alternative minimum tax.  When an employee disposes of ISO shares, the difference between the exercise price and the amount realized by the employee will, in general, constitute capital gain or loss, as the case may be.  However, if the employee fails to hold the ISO shares for more than one year after exercising the ISO and for more than two years after the grant of the ISO:  (i) the portion of any gain realized by the employee upon the disposition of the shares that does not exceed the excess of the fair market value of the shares on the exercise date over the exercise price generally will be treated as ordinary income, (ii) the balance of any gain or any loss will be treated as a capital gain or loss, and (iii) the employer generally will be entitled to a tax deduction equal to the amount of ordinary income recognized by the employee.  If an employee exercises an ISO more than three months after his termination of employment with the Company and any subsidiary in which the Company owns at least 50% of the voting power (or one year after his termination of employment if the reason for the termination is disability), the option will be treated for tax purposes as a non-qualified stock option, as described below.

In general, upon the exercise of a non-qualified stock option, the employee will recognize ordinary income equal to the excess of the acquired shares’ fair market value on the exercise date over the exercise price, and the employer generally will be entitled to a tax deduction in the same amount.

With respect to other awards that are settled either in cash or in shares that are transferable or are not subject to a substantial risk of forfeiture, the employee will recognize ordinary income equal to the excess of (a) the cash or the fair market value of any shares received (determined as of the date of settlement) over (b) the amount, if any, paid for the shares by the employee, and the employer generally will be entitled to a tax deduction in the same amount.

In the case of an award to an employee that is settled in shares that are nontransferable and subject to a substantial risk of forfeiture, the employee generally will recognize ordinary income equal to the excess of (a) the fair market value of the shares received (determined as of the date on which the shares become transferable or not subject to a substantial risk of forfeiture, whichever occurs first) over (b) the amount, if any, paid for the shares by the employee, and the employer generally will be entitled to a tax deduction in the same amount.

An employee whose shares are both nontransferable and subject to a substantial risk of forfeiture may elect under Section 83(b) of the Code to recognize income when the shares are received, rather than upon the expiration of the transfer.  A participant may make a Section 83(b) election, within 30 days of the transfer of the restricted stock.  If a participant makes an election and thereafter forfeits the shares, no ordinary loss deduction will be allowed. The forfeiture will be treated as a sale or exchange upon which there is realized loss equal to the excess, if any, of the consideration paid for the shares over the amount realized on such forfeiture.  The loss will be a capital loss if the shares are capital assets.  If a participant makes an election under Section 83(b), the holding period will commence on the day after the date of transfer and the tax basis will equal the fair market value of shares, as determined without regard to the restrictions, on the date of transfer.

No Further Action is Required

No other votes are necessary or required.  The Company anticipates that the stockholder consent described in this Information Statement will become effective, for securities law purposes, approximately twenty (20) days after mailing of this Information Statement.

EXHIBITS FILED WITH THIS 14C INFORMATION STATEMENT.

Exhibit Number	Filed as Exhibits to the 14C
99-5	Agreement & Plan of Share Exchange
99-6	Cancellation Agreement with Joseph Indovina

ADDITIONAL INFORMATION

The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and in accordance therewith files reports, proxy statements and other information including annual and quarterly reports on Form 10-K and 10-Q (the “1934 Act Filings”) with the Securities and Exchange Commission (the “Commission”). Reports and other information filed by the Company can be inspected and copied at the public reference facilities maintained at the Commission at Room 1024, 450 Fifth Street, N.W., Washington, DC 20549. Copies of such material can be obtained upon written request addressed to the Commission, Public Reference Section, 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. The Commission maintains a web site on the Internet (http://www.sec.gov) that contains reports, proxy and information statements and other information regarding issuers that file electronically with the Commission through the Electronic Data Gathering, Analysis and Retrieval System (“EDGAR”).

THE SHARE EXCHANGE

Effective on February 24, 2011 VGTel, Inc. (“Company”, “W(w)e” and/or “O(o)ur”) and its principal shareholder entered into an ‘Agreement and Plan of Share Exchange’ (“Exchange Agreement”) with Venture Industries, Inc. (“VII”), a company organized under the laws of the state of Nevada.  On March 30, 2011, the transaction was closed and pursuant to the terms of the Exchange Agreement among the parties, all of the issued and outstanding shares of VII exchanged for shares of Company.  As a result of the transaction, an aggregate of 17,698,571 shares of Company Common Stock  representing 65% of the outstanding shares of the Company was issued to the VII and, as such, VII became a wholly owned subsidiary of Company.   As a condition precedent to the consummation of the Exchange Agreement, on February 24, 2011 Company entered into a ‘Cancellation Agreement’ (“Cancellation Agreement”) with Joseph Indovina (“Indovina”), Company’s principal stockholder, whereby Indovina agreed to the cancellation of 2,714,489 shares of Company Common Stock owned by him in consideration of receiving a payment of $150,000.00 and retaining 608,334 shares of Company Common Stock.

Following the closing of the acquisition, the Company had 27,228,571 common shares outstanding.

The foregoing summary of the Exchange Agreement and Cancellation Agreement are not complete and are qualified in their entirety to Exhibits filed with this report as Exhibit 99-5 for the Exchange Agreement and as Exhibit 99-6 for the Cancellation Agreement.

Pursuant to the Exchange Agreement, the parties intend that the transaction(s) contemplated herein (the “Transaction(s)”) qualify as a reorganization and tax-free exchange under Section 368(a) of the Internal Revenue Code of 1986, as amended.

Change in Control:

Pursuant to the Exchange Agreement, on the close of business on February 24, 2011, Indovina, resigned from his positions as Chief Executive Officer, President, Treasurer, Chief Financial Officer and Sole Director of Company.   There was no disagreement between  Indovina and  Company’s policies or procedures.

Prior to his resigning as Chief Executive Officer and Director, Indovina appointed  Lawrence Harris (“Harris”) to the position of Chief Executive Officer, and Director replacing Joseph Indovina.   Furthermore pursuant to the Exchange Agreement, on March 30, 2011  the Board of Directors appointed  Kirk McDonald (“McDonald”) as Chairman of the Board and Lori Dente (“Dente”), as Director.  The resignations of Indovina as Director and the naming of Harris, McDonald and Dente as Directors will take effect on the tenth day following the mailing by Company of an information statement that complies with the requirements of Section 14f-1 of the Securities Exchange Act of 1934.

·	The Exchange Agreement contains customary indemnification provision.

·	The Exchange Agreement contains such representations, warranties, obligations and conditions as are customary for transactions of the type governed by such agreements.

The acquisition by Company of VII is deemed to be a reverse acquisition.  In accordance with the Accounting and Financial Reporting Interpretations and Guidance prepared by the staff of the U.S. Securities and Exchange Commission, VII (the legal acquiree) is considered the accounting acquirer and Company  (the legal acquirer) is considered the accounting acquiree.  The combined financial statements of the combined entity will in substance be those of VII, with the assets and liabilities, and revenues and expenses of Company being included effective from the date of consummation of the Exchange Agreement.  Company is deemed to be a continuation of business of VII.  The outstanding common stock of Company prior to the consummation of the Exchange Agreement will be accounting for at their net book value and no goodwill will be recognized.

Regulatory Approval.

No approval or consent was required from any federal or state regulatory authority in order to consummate the Exchange Agreement or the transactions contemplated thereby.

Reports, Opinions and Appraisals.

No reports, opinions or appraisals were prepared or received in connection with the Exchange Agreement or the transactions contemplated thereby.

Management's Opinion of the Valuation of the Transaction.

Company management's opinion of the valuation of the transaction is  based upon subjective interpretation of available information at the time of assessment.   The fair market value is defined as the price at which a property/assets would change hands between a willing buyer and a willing seller, neither being under any compulsion to buy or to sell and both having reasonable knowledge of relevant facts.  Prior to the consummation of the Exchange Agreement, VII was a privately  held company with  no trading market for its stock,  from which a fair market may be derived. As such Company’s management believes that the most accurate assumption of the value is based upon  the price at which VII  sold shares in an arm's length transaction  to unaffiliated accredited purchasers based on the valuation of the Company as accepted by such purchasers.  During December 2010 and January 2011, the Company sold 916,000 shares of common stock at $1.39 per share for aggregate proceeds of $1,275,000.00.  The sale of the shares to the buyers was predicated on the fact that VII would enter into a reverse acquisition transaction with a publicly traded company.  During January 2011, the Company issued 180,000 shares of common stock valued at $250,000.00 for professional services of that amount to be rendered subsequently.   The shares were valued using the price for shares issued to investors during December 2010 and January 2011.

At the time of the sale of the 916,000 shares for aggregate proceeds of $1,275,000.00 VII Industries has 15,816,000 common shares outstanding.  Based on the per share valuation of $1.39 the transaction was valued at $21,984,240.00.  Such valuation already included the assumption that VII would enter into a reverse acquisition transaction with a  publicly traded company.

Past Contacts, Transactions and/or Negotiations.

In late December, 2010, Frank Magliato, a founder of Venture Industries, Inc. (“VII”), contacted Walter Reissman (“Reissman”), President of The T.W. Ruban Group, Inc. (“TWR”), to inform him that he was seeking a public shell for VII, VII being interested in entering into a reverse acquisition transaction with a public company.  Magliato and Reissman have known each other for over ten years.

Reissman was aware of Company [VGTel, Inc.] through his social contact, Peter Indovina (“PIndovina”), whose brother Joseph Indovina (“Indovina”) was the principal shareholder of Company. Reissman contacted PIndovina who introduced him to Indovina. Indovina was interested in pursuing the transaction if it was suitable to him and the shareholders. Reissman acted as the organizer and the go-between to Magliato of VII and Indovina principal shareholder of Company.   Reissman met personally and had numerous telephone conversations and meetings with Magliato, along with Larry Harris, Kirk McDonald and Lori Dente, the other founders of VII, on behalf of Indovina and Company at Indovina’s direction and supervision. In mid January 2011, the material terms of the deal were finalized, with the formal Exchange Agreement signed February 24, 2011 and the closing taking place on March 30, 2011.   In consideration for its’ assistance with the transaction, The T. W. Ruban Group, Inc. received 40,807 shares of VGTel, Inc. Common Stock.

Named Contact Parties to the Transaction.

Frank Magliato
Saddle River Associates, & Co., Inc.
400 Rella Blvd.  Suite 176
Montebello, NY 10901
917-548-7944

Larry Harris, Chief Executive Officer, Director
Venture Industries, Inc.
415 Madison Ave. 15th Flr.
New York, NY 10017
646-673-8665

Kirk McDonald, Chairman of the Board
Venture Industries, Inc.
415 Madison Ave. 15th Flr.
New York, NY 10017
646-673-8665

Lori Dente, Director
Venture Industries, Inc.
415 Madison Ave. 15th Flr.
New York, NY 10017
646-673-8665

Joseph Indovina
American Westbrook Insurance Services
Four Westbrook Corporate Center
Suite 500
Westchester, IL 60154
630-990-9091

Walter Reissman
The T.W.  Ruban Group,  Inc
405 Lexington Ave.
New York, NY 10174
 845-323-3500

VGTel, Inc.  Corporate History And Background

VGTel Inc.  (formerly known  as  Tribeka  Tek,  Inc.)  (the "Company”) was organized on February  5,  2002 under the laws of the State of New York.  Company was engaged in the business of providing edgarizing services for publicly traded companies, including assisting filings through the Edgar system.  Company entered into a software licensing agreement with Edgar Filings, Inc. a Texas Corporation and was paying annual licensing fees.

 On  January  18,  2006  the Company  acquired  all  of  the  software and  intellectual  property  assets  pertaining  to  the  ‘VGTel  system’ from NYN International,  LLC,  a  technology development company which developed the ‘GMG system’.  These assets were designed to allow Company to operate in the ‘voice-over-internet-protocol’ (“VOIP”) sector of the telecommunications industry.   Effective  February, 2006  Company  has  ceased  to provide Edgarizing services  and devoted  its  full  attention to the VOIP services.   In  January, 2006  Company  changed  its  name  to  VGTel  Inc.  Ron Kallus was appointed as Chief Executive Officer and  Director, Israel Hason was appointed as VP, Director and Niva Kallus was appointed as Secretary and Director.

On December 30,  2010,  the Company entered into a ‘Common Stock Purchase Agreement’ (the “Purchase Agreement”) by and among Joseph R. Indovina  (the “Buyer” and/or “Indovina”)),  Ron Kallus, Niva Kallus, Israel Hason and  individual shareholders (the “Sellers”),  and the Company which closed on January 10, 2011.  Pursuant to the terms of the Purchase Agreement, Indovina  acquired 3,332,823.shares, or approximately 27.00%, of the issued and outstanding shares of common stock of Company from the Sellers with the Sellers receiving, in the aggregate two hundred sixty five thousand six hundred thirteen  dollars ($265,613.00) from Indovina for the purchase.  . On January 10, 2011, in accordance with the Purchase Agreement, Ron Kallus, Niva Kallus, Israel Hason, the then current officers and directors of Company resigned and Indovina was named President, Secretary and Director of the Company.   Further, pursuant to Purchase Agreement, prior to the Closing, the GMG intellectual properties, products, assets,  the VGTel name, and business  was spun out from Company to Ron Kallus and Israel Hason  in exchange for  the cancellation of certain shares issued to them and forgiveness for loans made to Company by Ron Kallus  and forgiveness of certain accrued payables  for services provided to the Company by Ron Kallus and affiliate parties.

On February 24, 2011  the Company  entered into a definitive ‘Agreement and Plan of Share Exchange’ (“Exchange Agreement”) with Venture Industries, Inc. (“VII”),  a company organized under the laws of the state of Nevada, pursuant to which Company is acquiring 100% of the issued and outstanding shares of VII, in exchange for the issuance of 17,698,571 shares of Company common stock, par value $0.0001.   As a condition precedent to the consummation of the Exchange Agreement, on February 24, 2011 Company executed a ‘Cancellation Agreement’ (“Cancellation Agreement”) with Indovina, the then Company Chief Executive Officer and sole director, whereby Indovina agreed to the cancellation of 2,714,489 shares of Company common stock owned by Indovina in consideration of receiving a payment of $150,000.00 from Company and retaining 608,334 shares of Company common stock.  Closing of the transaction would take  place upon fulfillment of the requisite closing requirements.

On March 30, 2011, the   Company  closed its  previously announced acquisition of VII pursuant to the Exchange Agreement.   Accordingly, at the closing date on March 30, 2011, the Company consummated the transaction and acquired 100% of the issued and outstanding shares of  VII, in exchange for the issuance of 17,698,571 shares of Company common stock, par value $0.0001 to the shareholders of VII,  which constitute 65% of Company’s issued and outstanding capital stock on a fully-diluted basis as of and immediately after giving effect to the Cancellation Agreement described below.

As a condition precedent to the consummation of the Exchange Agreement, and pursuant to the Cancellation Agreement, at closing of the Exchange Agreement, on March 30, 2011 the  Company cancelled 2,714,489 shares of Company’s common stock issued to Indovina in exchange of a $150,000 payment and Indovina retaining 608,334 shares of Company common stock previously issued to Indovina   Additionally, at the close of business on February 24, 2011 the sole Director Indovina, resigned from his positions as Chief Executive Officer, President, Treasurer, Chief Financial Officer and sole Director of Company.   There was no disagreement between Indovina and  Company’s policies or procedures.    Prior to his resigning as Chief Executive Officer and Director Indovina appointed  Larry Harris  to the position of Chief Executive Officer, and Director  of Company replacing Indovina.

The foregoing Exchange Agreement and Cancellation Agreement is qualified in its entirety by reference to the Exchange Agreement and Cancellation Agreement, which is filed herewith as Exhibit 99-5 and 99-6.

Venture Industries, Inc.’s  Corporate History And Background

Venture Industries, (“VII”)  a  Nevada corporation was incorporated in January 2005 and began operations December 7, 2010.  In January 2011 VII amended its Articles of Incorporation to change the authorized shares from 75,000 no par value to 25,000,000 par value $.001 per share and authorized 1,000,0000 preferred shares $.001 par value.  VII operates in the media technology sector developing personal media services and applications for use in social media and mobile communication platforms.

Information About Venture Industries, Inc.

Item 1.  Business

Venture Industries, Inc. ("VII”) is a development-stage media and technology company that plans to provide personal media services and applications to consumers for use within social media networks and across mobile communication devices/platforms.

We plan to generate revenue through advertising, sponsorships, business-to-business marketing services and personalized consumer marketing rewards/offers.  Our vertical applications will introduce peer-to-peer video connections across social media networks (e.g. Facebook).

Today, consumer audiences want to have the ability to express themselves, to share with each other and make trusted connections. Our video application will facilitate the enhancement to make social media networks more personal across an individual’s social connections. We will also introduce new vertical mobile applications for content sharing and collaboration.  Underlying these applications will be an audience data management platform that serves the purpose of personalizing the consumer's experience through smart content, intelligent ad targeting and the integration of business-to-consumer e-commerce solutions that allow brand/marketing activation.

History of VII

In December 2010, Frank Magliato, the President of Saddle River Associates & Company, Inc. joined with Lawrence Harris, formerly Chief Executive Officer and co-founder of Ansible Mobile to discuss a plan to create a media group that would take advantage of the growing world of social media, mobile media and video.  They formulated a strategy to build consumer facing applications and services, along with a plan to acquire or merge with pre-existing media technology entities.   Mr Harris also identified a horizontal rollup strategy with several target companies.  They also discussed and identified important milestones for the financial strategy that would help to drive the business plan. VII commenced operations on December 7, 2010.

In December 2010 and January 2011,  VII sought out and secured $1.3 million in funds and began operating as a business. Technology teams were engaged to code capabilities and user functionality into a video application that could run inside social networks. VII also performed research on a number of public companies and codified characteristics of such to meet requirements of a formal public operating company.

Recent events

In February 2011, VII entered into an ‘Agreement and Plan of Share Exchange’ with VGTel, Inc., a New York corporation whose common stock was registered with the Securities and Exchange Commission under Section 12(g) of the Securities Exchange Act of 1934 and initiated contact with institutional investors to secure $10 to $15 million in capital funding. Business operations continued, with a focus on technology development for video and mobile applications and research commenced on potential business partnerships for audience data management. Kirk McDonald, formerly President of Digital at Time, Inc. officially joined VII as a strategic consultant.

In March 2011, VII added new team members in key administrative, technology, finance and marketing roles.  On March 23, 2011,  VII acquired the mark, software and intellectual property of PEEP  for $150,000 (see Exhibit 10.1 to this Form 8-K) and initiated a trademark application for PEEP. VII next launched a beta PEEP application on Facebook and sold a charter advertising sponsorship program.  Kirk McDonald assumed the role as Chairman of the Board of Directors of VII.

Our Mission

VII’s mission is to connect brands and content with digital audiences.

VII believes that the most effective, and ultimately the most profitable method to accomplish its mission is to understand that the audience’s interests come first.   VII is a personal media company and understands that offering a premium quality audience experience, personalized via first party data,  will lead to increased usage and strong word of mouth endorsement within social networks.

VII expects to grow our business through the continued engagement of content and services and our commitment to placing the audience first is easily reflected in three expressions of its  planned execution:

• Make video authentic and relevant within social media
• Provide intelligent advertising connections
• Personalize consumer marketing rewards and offers

VII is confident that by placing the audience first,  VII will establish an improved experience for brands to reach and genuinely engage in conversations across digital channels.

How VII  Will Provide Value

Audience Data.   VII will serve audiences by developing applications and products that enable people to personalize their connections with each other and with brands in more authentic ways.  VII puts a premium on the individual’s need for identification and expression, and will create tools to improve communication in digital interactions.  VII plans to use data and technology to pair real time inventory with real time sales demand. Through the consumer facing services, VII will collect and organize audience data based on demographics, behavior and social connections.  VII’s  audience data management platform will normalize and parse the data to build usable audience segments to improve the user’s experience with content and brands with VII’s services.

Video.  There has been explosive growth in digital video consumption, with half of the total U.S. population consuming online video content.  VII will introduce applications to make video networking an integral expression of social networking and thereby increase the connections between audiences and brands.

Mobile.    VII is building mobile applications to serve the consistently growing needs of today’s “always-on” consumer.   VII plans to bring brands to the point of audience purchase through the use of connected devices.   VII’s applications will bring entertainment content in the form of music and video to internet connected mobile devices while connecting individuals with each other.  VII will make content discovery engaging and entertaining.

Social Media.   Social media is the current platform for interpersonal connections over the internet and where the delivery of content will be enhanced with the introduction of video and data.   The value of social networks is found in the selection and distribution of content by participants.   VII’s believes it can provide data, analysis and insights to enhance audience connections, providing the audience with improved tools for content discovery and sharing.   Social interaction and engagement is a core element of the online experience for consumers, online publishers, retailers and brands.  VII’s  enterprise-class social media video applications will allow brands to express their value through feature rich applications.  These social media applications will facilitate social media interactions.  VII believes that its social media video tools will be operable with most of the popular social media platforms, including Facebook and Twitter.  The deployment of our social media video applications will present VII with an opportunity to cross-sell other components of its platform solution to brands.

Advertisers.   VII  plans to serve advertisers by helping them focus their messages to the target audience they desire at scale. Today’s market challenge is to drive efficiency and return on investment through every advertising and sponsorship campaign. Advertisers are turning to technology in digital media to address these challenges and allow them to target to specific audience segments based on data.  While the sources of data might vary, VII believes that the industry trend is for data to become increasingly a part of the media currency to determine value.

The VII model moves to address the current market challenges of engaging with fragmented audiences across digital platforms.  VII’s company model centers on the following three areas:

•	Audience Engagement

•	Audience Data Management

•	Brand Activation
Item 2. Financial Information

The following discussion should be read in conjunction with our audited financial statements and notes included elsewhere in this Schedule 14C.  This discussion contains forward-looking statements relating to future events and the future performance of the Company based on our current expectations, assumptions, estimates and projections about it and the Company’s industry. These forward-looking statements involve risks and uncertainties. Our actual results and timing of various events could differ materially from those anticipated in such forward-looking statements as a result of a variety of factors, as more fully described in this section and elsewhere in this Form 8-K. We undertake no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

Overview

Venture Industries, Inc. ("VII”, “W(w)e” and/or “O(o)ur”) is a development-stage media and technology company that plans to provide personal media services and applications to consumers for use within social media networks and across mobile communication devices/platforms.

We plan to generate revenue through advertising, sponsorships, business-to-business marketing services and personalized consumer marketing rewards/offers.  Our vertical applications will introduce peer-to-peer video connections across social media networks (e.g. Facebook).

Today, consumer audiences want to have the ability to express themselves, to share with each other and make trusted connections. Our video application will facilitate the enhancement to make social media networks more personal across an individual’s social connections. We will also introduce new vertical mobile applications for content sharing and collaboration.  Underlying these applications will be an audience data management platform that serves the purpose of personalizing the consumer's experience through smart content, intelligent ad targeting and the integration of business-to-consumer e-commerce solutions that allow brand/marketing activation.

History of the Company

In December 2010, Frank Magliato, the President of Saddle River Associates & Company, Inc. joined with Lawrence Harris, formerly Chief Executive Officer and co-founder of Ansible Mobile to discuss a plan to create a media group that would take advantage of the growing world of social media, mobile media and video.  They formulated a strategy to build consumer facing applications and services, along with a plan to acquire or merge with pre-existing media technology entities.  Mr. Harris also identified a horizontal rollup strategy with several target companies.  They also discussed and identified important milestones for the financial strategy that would help to drive the business plan. VII commenced operations on December 7, 2010.

In December 2010 and January 2011, VII sought out and secured $1.3 million in funds and began operating as a business. Technology teams were engaged to code capabilities and user functionality into a video application that could run inside social networks. VII also performed research on a number of public companies and codified characteristics of such to meet requirements of a formal public operating company.

Recent events

In February 2011, VII entered into an ‘Agreement and Plan of Share Exchange' with VGTel, Inc., a New York corporation whose common stock was registered with the Securities and Exchange Commission under Section 12(g) of the Securities Exchange Act of 1934 and initiated contact with institutional investors to secure $10 to $15 million in capital funding. Business operations continued, with a focus on technology development for video and mobile applications and research commenced on potential business partnerships for audience data management. Kirk McDonald, formerly President of Digital at Time, Inc. officially joined VII as a strategic consultant.

In March 2011, VII added new team members in key administrative, technology, finance and marketing roles. On March 23, 2011,  VII acquired the mark, software, and intellectual property  of PEEP for $150,000 and initiated a trademark application for PEEP. VII next launched a beta PEEP application on Facebook and sold a charter advertising sponsorship program.    Kirk McDonald assumed the role as Chairman of the Board of Directors of VII.

Results of Operations:

	Period ended January 31, 2011
Revenue	$	―
General and administrative expenses		64,000
Loss from operations before income taxes		(64,000)
Net loss		$(64,000)

Management’s Discussion and Analysis

During the period from inception of the operations of VII on December 7, 2011 to January 31, 2011, we earned no revenue.  We recognized general and administrative expenses consisting of legal, travel and entertainment, and incidental office expenses resulting in a net loss for the period of $64,000.

Liquidity and Capital Resources

At January 31, 2011,  we had not yet commenced our planned principal operations.  Through January 31, 2011 our cash flow requirements were met by obtaining proceeds from private placements of our common stock and a stockholder loan.  We expect that our cash needs to complete the development of the technology and put it into operation will exceed our available resources at January 31, 2011.  Therefore, there is no certainty regarding our ability to complete the software application's development and, once developed, to derive revenue from the software application.  These factors raise substantial doubt about our ability to continue as a going concern.  We are currently negotiating additional financing via the issuance of debt and equity that would enable us to complete development of our initial product and begin deriving revenue from that product.  However, no assurance can be given that this additional financing will be completed by us on acceptable terms, or at all or that once completed, services derived from the product(s) will be sufficient to sustain operations.

As of January 31, 2011, we had $856,000 in cash and cash equivalents.

During the period from inception to January 31, 2011, we raised an aggregate of $935,000 through the issuance of equity.  During this period, VII issued 15,000,000 shares to its founders for $10,000 and issued 916,000 shares to investors for $1,275,000, of which $350,000 was received on February 1st and 2nd , 2011.

Critical Accounting Policies and Estimates

Income taxes

We follow the asset and liability method of accounting for income taxes, which requires the recognition of deferred tax assets and liabilities using currently enacted tax rates based upon the differences between the tax basis of the assets and liabilities and the carrying amounts for financial statement purposes.  Our policy is to record a valuation allowance against deferred tax assets when management does not believe that it is more likely than not that the related deferred tax assets will be realized.  We consider estimated future taxable income or loss and other available evidence when assessing the need for its deferred tax valuation allowance.

Contractual Obligations

We currently do not have any material contractual obligations.

Quantitative and Qualitative Disclosures About Market Risk

Not applicable

Properties

None

Legal Proceedings

None

Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters.

Our common stock is quoted on the Over the Counter Bulletin Board.  The table below sets forth the high and low prices for our common stock for each full quarterly period within the two most recent fiscal years.  Quotations reflect inter-dealer prices, without retail mark-up, mark-down commission, and may not represent actual transactions.  Before February 14, 2011, our common stock traded sporadically, if at all.  We do not expect to declare dividends in the foreseeable future because we intend to utilize  earnings, if any, to finance  future growth.

Period	High	Low
Qtr. Ended March 31, 2011	$15.00	$4.05
Qtr. Ended December 31, 2010	$0.25	$0.25
Qtr. Ended September 30, 2010	$0.25	$0.25
Qtr. Ended June 30, 2010	$0.25	$0.25
Qtr. Ended March 31, 2010	$0.25	$0.25
Qtr. Ended December 31, 2009	$0.25	$0.25
Qtr. Ended September 30, 2009	$0.25	$0.25
Qtr. Ended June 30, 2009	$0.25	$0.25

Effective February 1, 2011, VGTel issued an aggregate of 1,166,666 common shares to five service providers valued at an aggregate of $291,666, or $0.25 per share, for services rendered.  VGtel reported these share issuances on Form 8-K filed on February 14, 2011.

Effective as of December 30, 2010, certain shareholders of VGTel sold an aggregate of 3,332,823 VGTel shares to Joseph R. Indovina for a total purchase price of $265,613, or approximately $0.08 per share.  This transaction is further described in our amended Report on Form 8-K filed with the SEC on February 11, 2011.  We are not aware of any other issuances  between April 1, 2009 and before February 14, 2011.

At April 1, 2011, VGTel had approximately 118 shareholders of record excluding the shares registered to Cede & Co.   The Company has not paid any dividends and does not expect that it will pay dividends in the future.

Description of Securities

The following is a summary description of our capital stock and certain provisions of our Certificate of Incorporation and By-laws.
Our authorized capital stock consists of 200,000,000 shares of common stock, par value $.001 per share and 10,000,000 shares of preferred stock, par value $.0001 per share.

We currently have 27,228,571 shares of common stock issued and outstanding.  No preferred shares have been issued to date.  All of the issued and outstanding shares of common stock are duly authorized, fully paid, non-assessable and validly issued.

Common Stock

Voting Rights.  Each outstanding share of the common stock is entitled to one vote in person or by proxy in all matters that may be voted upon by shareholders of the Company.

Our Certificate of Incorporation and By laws do not provide for cumulative voting rights in the election of directors.  Accordingly, holders of a majority of the shares of common stock entitled to vote in any election of directors may elect all of the directors standing for election.

Preemptive Rights.  The holders of common stock have no preemptive or other preferential rights to purchase additional shares of any class of the Company's capital stock in subsequent stock offerings

Liquidation Rights.  In the event of the liquidation or dissolution of the Company, the holders of common stock are entitled to receive, on a pro rata basis, all assets of the Company remaining after the satisfaction of all liabilities.

Conversion and Redemption.  Shares of common stock have no conversion rights and are not subject to redemption.

Dividends. Holders of common stock are entitled to receive ratably such dividends as may be declared by the Board out of funds legally available therefore.

Preferred Shares. The designations and the powers, preferences and rights, and the qualifications or restrictions of the preferred shares are as follows:

The shares of preferred stock are authorized to be issued from time to time in one or more series, the shares of each series to have such voting powers, full or limited, or no voting powers, and such designations, preferences and relative, participating, optional or other special rights and qualifications, limitations or restrictions as are specified in the resolution or resolutions adopted by the Board of Directors providing for the issue thereof.  Such preferred stock may be convertible into, or exchangeable for, at the option of either the holder or the Company or upon the happening of a specified event, shares of any other class or classes or any other series of the same or any other class or classes of capital stock of the Company at such price or prices or at such rate or rates of exchange and with such adjustments as shall be stated and expressed in the Certificate of Incorporation or any amendment thereto or in the resolution or resolutions adopted by the Board of Directors providing for the issue thereof.

Majority Written Consent.  The Certificate of Incorporation permits the shareholders to act, in lieu of a shareholders’ meeting, by written consent of not less than the minimum percentage of the total vote required by statute, the Certificate of Incorporation, or the By-laws, provided that prompt notice is given to all shareholders of the taking of such action is given to all shareholders.

 Indemnification of Directors and Officers

Article XI of our By-laws provides that VGTel shall indemnify each of its directors, officers, and employees whether or not then in service as such (and his or her executor, administrator, and heirs), against all reasonable expenses actually and necessarily incurred by him or her in connection with the defense of any litigation to which the individual may have been made a party because he or she is or was a director, officer, or employee of VGTel.  The individual shall have no right to reimbursement, however, in relation to matters as to which he or she has been adjudged liable to VGTel for negligence or misconduct in the performance of his or her duties, or was derelict in the performance of his or her duty as director, officer or employee by reason of willful misconduct, bad faith, gross negligence or reckless disregard of the duties of his or her office or employment.  The right to indemnity for expenses shall also apply to the expenses of suits which are compromised or settled if the court having jurisdiction of the matter shall approve such settlement.  This right of indemnification is in addition to all rights to which such director, officer or employee may be entitled.

On March 30, 2011, we purchased a directors and officers indemnification insurance policy written by Berkeley Insurance Company. The annual premium is $70,000 for a policy period that expires March 29, 2012. The policy provides indemnification benefits and the payment of expenses in actions instituted against any director or officer of the Company for claimed liability arising out of his or her conduct in such capacities

Changes in Registrants' Certifying Accountant

Previous independent registered public accounting firm

On March 28, 2011, VGTel, Inc. (the “Registrant” or the “Company”) dismissed MaloneBailey, LLP (“MaloneBailey”) as the Company’s independent registered public accounting firm, effective March 28, 2011.  The decision to dismiss MaloneBailey as the Company’s independent registered public accounting firm was approved by written consent of the Company’s Sole Director on March 28,  2011.  MaloneBailey has been the Company’s independent registered public accounting firm since January 19, 2010.

 During the fiscal year ended March 31, 2010  and the subsequent interim period up through March 28, 2011, there were no (i) disagreements between the Company and MaloneBailey on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to its satisfaction, would have caused MaloneBailey to make reference to the subject matter of such disagreements in connection with its report, or (ii) “reportable events,” as defined in Item 304(a)(1)(v) of Regulation S-K.

On March 28, 2011, the Company furnished MaloneBailey with a copy of this report prior to filing with the Securities and Exchange Commission (“SEC”) and requested that MaloneBailey furnish it with a letter addressed to the SEC stating whether or not it agreed with the statements made by the Company in this report insofar as they relate to MaloneBailey’s audit services and engagement as the Company’s independent registered public accounting firm.  MaloneBailey has furnished a letter addressed to the SEC dated March 28, 2011, a copy of which is attached hereto as Exhibit 16.1.

As noted above, on March 28, 2011, the Company engaged the services of EisnerAmper, LLP (“EisnerAmper”) as the independent registered public accounting firm of the Company.  During the fiscal year ended March 31, 2010 and from March 31, 2010 through the engagement of EisnerAmper as the Company’s independent registered public accounting firm, neither the Company nor anyone on its behalf consulted EisnerAmper with respect to any accounting or auditing issues involving the Company, except that EisnerAmper audited the financial statements of Venture Industries, Inc. (“VII”) for VII’s fiscal year ended January 31, 2011.  As previously disclosed, the Company and VII entered into an ‘Agreement and Plan of Share Exchange’ dated February 24, 2011 (“Exchange Agreement”), pursuant to which the Company will acquire 100% of the issued and outstanding shares of VII, in exchange for the issuance of 17,698,571 shares of the Company’s common stock (“Exchange Shares”), the Exchange Shares expected to constitute 65% of the Company’s issued and outstanding capital stock upon the consummation of said Exchange Agreement.  There was no discussion between EisnerAmper and the Company regarding the application of accounting principles to a specified transaction, the type of audit opinion that might be rendered on the financial statements, or any matter that was either the subject of a disagreement, as described in Item 304 of Regulation S-K, with MaloneBailey, or a “reportable event” as described in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits

  (a) Financial Statements of Business Acquired

                Filed herewith are:
                       (i)           Audited Financial Statements of Venture Industries, Inc. as of January 31, 2011 and for the period from December 7, 2010 (commencement of operations) to January 31, 2011.
                      (ii)           Unaudited pro forma condensed combined financial information of VGTel, Inc. and Venture Industries, Inc. at December 31, 2010.

VENTURE INDUSTRIES, INC.

FINANCIAL STATEMENTS

JANUARY 31, 2011

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors and Stockholders
Venture Industries, Inc.

We have audited the accompanying balance sheet of Venture Industries, Inc. (a development stage company) (the "Company") as of January 31, 2011 and the related statements of operations, stockholders' equity, and cash flows for the period from December 7, 2010 (commencement of operations) through January 31, 2011.  These financial statements are the responsibility of the Company's management.  Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  We were not engaged to perform an audit of the Company's internal control over financial reporting.  Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that were appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting.  Accordingly, we express no such opinion.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of January 31, 2011, and the result of its operations and its cash flows for the period from December 7, 2010 (commencement of operations) through January 31, 2011, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern.  As discussed in Note A to the financial statements, the Company does not have the financial resources required to complete the development of its technology and put it into operation which raises substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in Note A.  The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ EisnerAmper LLP
New York, New York
February 28, 2011

VENTURE INDUSTRIES, INC.
(a development stage company)

Balance Sheet
January 31, 2011

ASSETS
Current assets:
Cash and cash equivalents	$856,000
Prepaid expenses	255,000

Total current assets	1,111,000

Fixed assets	95,000
Intangible asset	60,000

$1,266,000

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accrued liabilities	$135,000
Stockholder loan	10,000

Total current liabilities	145,000

Commitments and contingencies (Note I)

Stockholders' equity:
Preferred stock, $0.001 par value, 1,000,000 authorized
and none issued and outstanding
Common stock, $0.001 par value, 25,000,000 authorized
and 16,096,000 issued and outstanding	16,000
Additional paid-in capital	1,519,000
Stock subscriptions receivable	(350,000)
Deficit accumulated during development stage	(64,000)

Total stockholders' equity	1,121,000

$1,266,000
The accompanying notes are an integral part of these financial statements

VENTURE INDUSTRIES, INC.
(a development stage company)

Statement of Operations
For the Period From December 7, 2010 (Commencement of Operations) to January 31, 2011

Revenues	$0

Cost and expenses:
General and administrative	64,000

Loss from operations before provision for income taxes	(64,000)

Provision for income taxes	0

Net loss	$(64,000)

The accompanying notes are an integral part of these financial statements

VENTURE INDUSTRIES, INC.
(a development stage company)

Statement of Stockholders' Equity
For the Period From December 7, 2010 (Commencement of Operations) to January 31, 2011

					Deficit
					Accumulated
			Additional	Stock	During the
	Common Stock		Paid-in	Subscriptions	Development
	Shares	Amount	Capital	Recievable	Stage	Total

Commencement of Operations - December 7, 2010	-	$ -	$ -	$ -	$ -	$ -
Investment by Founders in December 2010	15,000,000*		10,000			10,000
Investment in December 2010
at $1.39 per share *	234,000*		325,000			325,000
Allocation to additional paid-in capital
upon amendment to certificate of
incorporation		15,000	(15,000)			0
Common stock sold in January 2011
at $1.39 per share	682,000	1,000	949,000	(350,000)		600,000
Common stock issued in January 2011
for future services at $1.39 per share	180,000		250,000			250,000
Net loss					(64,000)	(64,000)

Balance at January 31, 2011	16,096,000	$16,000	$1,519,000	$(350,000)	$(64,000)	$1,121,000

* Share and per share amounts reflect amendment to certificate of incorporation  (See Note G[1])

The accompanying notes are an integral part of these financial statements

VENTURE INDUSTRIES, INC.
(a development stage company)

Statement of Cash Flows
For the Period From December 7, 2010 (Commencement of Operations) to January 31, 2011

Operating activities:
Net loss	$(64,000)
Adjustments to reconcile net loss to net cash used in operating activities:
Changes in assets and liabilities:
Prepaid expenses	(5,000)
Accrued expenses	63,000

Net cash used in operating activities	(6,000)

Investing activities:
Purchase of property and equipment	(9,000)
Capitalized software development costs	(14,000)
Purchase of intangible asset	(60,000)

Net cash used in investing activities	(83,000)

Financing activities:
Proceeds from investments by stockholders	935,000
Proceeds from stockholder loan	10,000

Net cash provided by financing activities	945,000

Net increase in cash, and cash and cash equivalents, end of the period	$856,000

Supplemental disclosures of noncash investing and financing activities:
Capitalized software costs included in accrued expenses	$72,000

Common stock issued as prepayment for legal services	$250,000

Common stock issued for stock subscriptions receivable	$350,000

The accompanying notes are an integral part of these financial statements

VENTURE INDUSTRIES, INC.
(a development stage company)

Notes to Financial Statements
January 31, 2011

Note A - Description of Business

Venture Industries, Inc. (the "Company"), a Nevada corporation which was incorporated in January 2005 and commenced operations on December 7, 2010, is a media technology company developing personal media services and applications for use in social media and mobile communication platforms.  The Company has elected a fiscal year-end at January 31.

The Company has prepared its financial statements under the assumption that it is a going concern.  As a development stage enterprise, the Company's primary efforts are devoted to developing certain technology from which it will derive advertising revenue.  It has not yet commenced its planned principal operations.  To date, the Company's cash flow requirements have been met by obtaining proceeds from private placements of the Company's common stock and a stockholder loan.  The Company expects its cash needs to complete the development of the technology and put it into operation will exceed its available resources at January 31, 2011. Therefore, there is no certainty regarding the Company's ability to complete the software application's development and, once developed, to derive revenue from the software application.  These factors raise substantial doubt about the ability of the Company to continue as a going concern.  The Company is currently negotiating additional financing via the issuance of equity that would enable the Company to complete development of its initial product and begin deriving revenue from that product.  However, no assurance can be given that this additional financing will be completed by the Company on acceptable terms, or at all or that once completed, services derived from the product(s) will be sufficient to sustain operations.  These financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Note B - Significant Accounting Policies

[1]	Use of estimates:

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts in the financial statements and the accompanying notes.  Actual results could differ from those estimates.

[2]	Cash and cash equivalents:

The Company considers all highly liquid investments with maturities of three months or less when purchased to be cash equivalents.

[3]	Fixed assets:

Fixed assets are stated at cost.  Depreciation is computed using the straight-line method over the estimated useful lives of the assets, determined to be three years.

[4]	Software development costs:

The Company capitalizes certain payroll and related costs, and external direct costs, related to the development of internal-use software incurred during the application's development.  Costs incurred related to the planning and post-implementation phases of development are expensed as incurred.

VENTURE INDUSTRIES, INC.
(a development stage company)

Notes to Financial Statements
January 31, 2011

Note B - Significant Accounting Policies  (continued)

[5]	Income taxes:

The Company follows the asset and liability method of accounting for income taxes, which requires the recognition of deferred tax assets and liabilities using currently enacted tax rates based upon the differences between the tax bases of the assets and liabilities and the carrying amounts for financial statement purposes.  The Company's policy is to record a valuation allowance against deferred tax assets when management does not believe that it is more likely than not that the related deferred tax assets will be realized.  The Company considers estimated future taxable income or loss and other available evidence when assessing the need for its deferred tax valuation allowance.

[6]	Impairment of long-lived assets:

Long-lived assets are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount may not be recoverable.  If the sum of the undiscounted future cash flows is less than the carrying amount of the asset, a loss is recognized for the difference between the fair value and carrying value of the asset.  Impairment loss on assets to be sold, if any, is based on the estimated proceeds to be received, less estimated costs to sell.

[7]	Fair value of financial instruments:

The Company's cash and cash equivalents, stock subscriptions receivable, accrued liabilities and stockholder loan are shown at cost, which approximates fair value, due to the short-term nature of these instruments.

[8]	Concentration of credit risk:

The Company's financial instruments that are exposed to concentration of credit risk consist primarily of cash.  The Company maintains its cash at a financial institution it considers to be of high credit quality; however, the Company's cash deposits may at times be in excess of the federally insured limit.

VENTURE INDUSTRIES, INC.
(a development stage company)

Notes to Financial Statements
January 31, 2011

Note C - Fixed Assets

As January 31, 2011, fixed assets consist of the following:

Computer equipment	$9,000
Software	86,000

95,000
Less accumulated depreciation and amortization

$95,000

Software consists solely of internally developed internal-use software.  As of January 31, 2011, the fixed assets have not been placed in service and, consequently, no depreciation or amortization has been recorded.

Note D - Intangible

In January 2011, the Company purchased an internet domain name for $60,000.  Its estimated useful life was determined to be three years, and the estimated future amortization expense will amount to $20,000 per year through January 31, 2014.

Note E - Accrued Expenses

As January 31, 2011,  accrued expenses consist of the following:

Consulting services, including services for
development of internal-use software	$76,000
Professional services	56,000
Other	3,000

$135,000

Note F - Stockholder Loan

On December 9, 2010, the Company entered into a $10,000 note payable agreement with one of its stockholders.  The note, which was due on demand and carried an interest rate of 4% per annum, was repaid on February 1, 2011. No interest was paid as the amount was minimal.

Note G - Capital Transactions

[1]	Authorized capital:

In January 2011, the Company amended its articles of incorporation to change the authorized capital from 75,000 shares at no par value to 25,000,0000 common shares and 1,000,000 preferred shares, both at $0.001 par value. All number of shares have been presented in the financial statements to reflect this amendment.

VENTURE INDUSTRIES, INC.
(a development stage company)

Notes to Financial Statements
January 31, 2011

Note G - Capital Transactions  (continued)

[2]	Common stock issuances:

In December 2010, the Company issued 15,000,000 shares of common stock to its Founders for $10,000.

During December 2010 and January 2011, the Company sold 916,000 shares of common stock for aggregate proceeds of $1,275,000, of which $350,000 was received on February 1 and 2, 2011.  As a result, stock subscriptions receivable of $350,000 was recorded as a reduction of equity as of January 31, 2011.

During January 2011, the Company issued 180,000 shares of common stock valued at $250,000 for professional services of that amount to be rendered subsequently.  The shares were valued using the price for shares issued to investors during December 2010 and January 2011.  As of January 31, 2011, the balance of $250,000 was recorded as prepaid expense as no services have been rendered.

Note H - Income Taxes

At January 31, 2011, the Company has no net operating loss carryforwards to offset future taxable income and approximately $64,000 of certain operating expenses which have been deferred as start-up costs under Section 195 for federal income tax purposes, subject to limitations for alternative minimum tax.  Start-up costs will continue to be capitalized until the month in which active business begins, at which time the costs may be amortized for tax purposes over 15 years.

The deferred tax asset at January 31, 2011 consists of the following:

Deferred start up costs	$26,000
Less: Valuation allowance	(26,000)

Net deferred tax asset	$ 0

As a result of the recording of the valuation allowance of $26,000, during the period ended January 31, 2011, no benefit for income taxes was recognized.

The Company recognizes interest and penalties related to uncertain tax positions in operating expense.  As of January 31, 2011, the Company has no unrecognized tax benefit, including interest and penalties.

Tax year 2010 remains open to examination by the major taxing jurisdictions to which it is subject.

Note I - Commitments and Contingencies

On January 31, 2011, the Company entered into a purchase agreement for certain technology and other assets for consideration consisting of cash and the issuance of common stock.  On February 17, 2011, the Company entered into an agreement to terminate the aforementioned purchase agreement, effective January 31, 2011, as it determined that certain of the assets to be acquired were not 100% owned by the other party.  The Company is currently negotiating with the other party and expects to enter into an agreement to issue compensation in cash and/or equity.  Such amount is subject to the outcome of the negotiations and cannot be reasonably determined at this time.

VENTURE INDUSTRIES, INC.
(a development stage company)

Notes to Financial Statements
January 31, 2011

Note J - Subsequent Events

The Company has evaluated subsequent events through February 28, 2011, the date these financial statements were issued.

On February 23, 2011, the Company entered into a letter of intent to acquire 100% of the outstanding stock of a company owning a mobile patent application for consideration consisting of $500,000 cash and the issuance of 750,000 shares of common stock.

On February 24, 2011, the Company and VGTel, Inc. ("VGTL"), a publicly-owned New York Corporation  and a shell company, entered into a Agreement and Plan of Share Exchange (the "Agreement") whereby VGTL will acquire all of the Company's shares solely in exchange for an aggregate 17,698,571 newly issued shares of common stock of VGTL.  As a result of the transaction, the Company's shareholders will receive approximately 65% of the issued and outstanding shares of VGTL.

The share exchange is expected to be accounted for as a recapitalization of the Company pursuant to the Agreement.  Because the former shareholders of the Company are expected to gain control of VGTL, the transaction would normally be considered a purchase by the Company.  However, since VGTL is not an active business, the transaction is not accounted for as a business combination.  Instead the transaction is accounted for as a recapitalization of the Company and the issuance of stock by the Company (represented by the outstanding shares of VGTL) for the assets and liabilities of VGTL. Accordingly, for accounting purposes, the Company will be treated as the continuing reporting entity.

On February 25, 2011, the Company issued an aggregate 310,000 shares of common stock as charitable contributions, including 300,000 shares issued to a charitable foundation, in which two of our stockholders, one of whom is an officer of the Company, are trustees.

The acquisition by VGTL of VII is deemed to be a reverse acquisition.  In accordance with the Accounting and Financial Reporting Interpretations and Guidance prepared by the staff of the U.S. Securities and Exchange Commission, VII (the legal acquiree) is considered the accounting acquirer and VGTL (the legal acquirer) is considered the accounting acquiree.  The combined financial statements of the combined entity will in substance be those of VII, with the assets and liabilities, and revenues and expenses of VGTL, Inc. being included effective from the date of consummation of the Exchange Agreement. VGTL is deemed to be a continuation of business of VII.  The outstanding common stock of VGTL prior to the consummation of the Exchange Agreement will be accounting for at their net book value and no goodwill will be recognized.

The unaudited pro forma condensed combined financial information is presented in accordance with Article 11 of Regulation S-X.  The unaudited pro forma condensed combined balance sheet of VGTL gives effect to the transaction as if it occurred on December 31, 2010.  The unaudited pro forma condensed combined statement of operations of VGTL for the period ended December 31, 2010 gives effect to the transaction as if it had occurred on January 1, 2011.

The pro forma adjustments are based upon information and assumptions available at the time of the filing of this Form 8-K.

The pro forma information is presented for illustrative purposes only and is not intended to be indicative of the operating results that actually would have occurred if the transaction had been consummated on January 1, 2011 nor is the data intended to be indicative of future operating results.  The unaudited pro forma condensed financial information of VGTL and VII and the accompanying notes thereto should be read in conjunction with the historical financial statements and notes thereto of VGTL and VII.  VGTL’s historical financial statements are included in VGTL’s Form 10-Q for the quarter ended December 31, 2010.  VII’s historical financial statements as of January 31, 2011 and for the period December 7, 2010 (commencement of operations) to January 31, 2011 and related notes thereto are attached as Exhibit 99.1 to this Form 8-K.

VGTel, Inc.
Unaudited Pro Forma Condensed Combined Balance Sheet as December 31, 2010

	VGTel, Inc.	Venture Industries, Inc.	Pro Forma Adjustments		VGTel, Inc. pro Forma
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$1,476	$856,000	$(1,476)	(1)	$856,000
Accounts receivable	1,056	—	(1,056)	(1)	—
Prepaid expenses	—	255,000	—		255,000
TOTAL CURRENT ASSETS	2,532	1,111,000	(2,532)		1,111,000

FIXED ASSETS.	—	95,000	—		95,000
INTANGIBLE ASSETS	—	60,000	—		60,000
TOTAL ASSETS	$2,532	$1,266,000	$(2,532)		$1,266,000

LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES
Accounts payable and accrued expenses	$2,400	$135,000	$(2,400)	(1)	$135,000
Stockholder loans	60,053	10,000	(60,053)	(1)	10,000
TOTAL CURRENT LIABILITIES	$62,453	145,000	(62,453)		145,000

STOCK HOLDERS’ EQUITY
Common stock	643	16,000	(13,290)	(2)	2,723
Additional paid in capital	411,058	1,519,000	(397,781)	(1)(2)(3)	1,532,277
Stock subscription receivable	—	(350,000)			(350,000)
Accumulated deficit	(471,622)	(64,000)	471,622	(3)	(64,000)
TOTAL STOCKHOLDERS’ EQUITY	$(59,921)	1,121,000	59,921		1,121,000

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$2,532	$1,266,000	$(2,532)		$1,266,000

See notes to unaudited pro forma condensed combined financial information.

VGTel, Inc
Unaudited Pro Forma Condensed Combined Statement of Operations
for the Nine Months Ended December 31, 2010 December 31, 2010

	VGTel, Inc.	Venture Industries, Inc.	Pro Forma Adjustments		VGTel, Inc. Pro Forma
Revenues	$9,000	$-	$(9,000)	(4)	$-

General and administrative expenses	5,064	64,000	(5,064)	(4)	64,000
Research and development	8,120	-	(8,120)	(4)	-
Officers compensation and rent	42,000	-	(42,000)	(4)	-
Depreciation and amortization	4,350	-	(4,350)	(4)	-

Loss from operations	(50,534)	(64,000)	50,534		(64,000)

Interest expense	1,005	-	(1,005)	(4)	-

Loss from continuing operations before income taxes	(51,539)	(64,000)	51,539		(64,000)

Income taxes	-	-	-		-

Loss from continuing operations	(51,539)	(64,000)	51,539		(64,000)

Loss from discontinued operations	-	-	(51,539)	(4)	(51,539)

NET LOSS	$(51,539)	$(64,000)	$-		$(115,539)

BASIC AND DILUTED LOSS PER COMMON SHARE	$(0.01)		$-		$(0.004)

WEIGHTED AVERAGE SHARES BASIC AND DILUTED	6,433,900		20,794,671	(5)	27,228,572

See notes to unaudited pro forma condensed combined financial information.

Notes to unaudited pro forma condensed combined financial information

On February 24, 2011 VGTel, Inc.(“VGTL”) executed an Agreement and Plan of Share Exchange (“Exchange Agreement”) with Venture Industries, Inc. (“VII”),  a company organized under the laws of the state of Nevada, pursuant to which VGTL would acquire 100% of the issued and outstanding shares of VII, in exchange for the issuance of 17,698,571 shares of VGTL common stock, par value $0001.  The shares VGTL would issue the shareholders of VII will constitute 65% of VGTL’s issued and outstanding capital stock on a fully-diluted basis as of and immediately after the consummation of the transactions contemplated by the Exchange Agreement and after giving effect to the ‘Cancellation Agreement’ described below.

As a condition precedent to the consummation of the Exchange Agreement, on February 24, 2011 VGTL entered into a Cancellation Agreement (“Cancellation Agreement”) with Joseph Indovina (“Indovina”),  VGTL’s controlling stockholder, whereby Indovina agreed to the cancellation of 2,714,489 shares of our common stock owned by him in consideration of receiving a payment of $150,000 and retaining 608,334 shares of VGTL’s common stock.

On March 30, 2011, the Exchange Agreement was consummated.

The acquisition by VGTL of VII is deemed to be a reverse acquisition. In accordance with the Accounting and Financial Reporting Interpretations and Guidance prepared by the staff of the U.S. Securities and Exchange Commission, VII (the legal acquiree) is considered the accounting acquirer and VGTL (the legal acquirer) is considered the accounting acquiree. The combined financial statements of the combined entity will in substance be those of VII, with the assets and liabilities, and revenues and expenses of VGTL, Inc. being included effective from the date of consummation of the Exchange Agreement. VGTL is deemed to be a continuation of business of VII.  The outstanding common stock of VGTL prior to the consummation of the Exchange Agreement will be accounting for at their net book value and no goodwill will be recognized.

The unaudited pro forma condensed combined financial information is presented in accordance with Article 11 of Regulation S-X.  The unaudited pro forma condensed combined balance sheet of VGTL gives effect to the transaction as if it occurred on December 31, 2010.  The unaudited pro forma condensed combined statement of operations of VGTL for the period ended December 31, 2010 gives effect to the transaction as if it had occurred on January 1, 2011

The pro forma adjustments are based upon information and assumptions available at the time of the filing of this Form 8-K.

The pro forma information is presented for illustrative purposes only and is not intended to be indicative of the operating results that actually would have occurred if the transaction had been consummated on January 1, 2011 nor is the data intended to be indicative of future operating results.  The unaudited pro forma condensed financial information of VGTL and VII and the accompanying notes thereto should be read in conjunction with the historical financial statements and notes thereto of VGTL and VII.

The following are brief descriptions of each of the pro forma adjustments included in the unaudited pro forma condensed combined financial statements:

(1)
To record the elimination of assets and liabilities of VGTL not assumed in the merger pursuant to the terms of the Stock Purchase Agreement that was filed as an exhibit to VGTL’s Form 8-K dated January 10, 2011.

(2)
To record shares issued by VGTL after December 31, 2010 not in connection with the merger, the shares issued by VGTL in connection with the merger and the elimination of the VII shares in connection with the merger (at par value).

Shares issued by VGTL after December 31, 2010 not in connection with merger	$310
Shares issued by VGTL in connection with the merger	1,770
Elimination of VII Shares	(16,000)
Adjustment	$(13,920)

(3)	To eliminate the pre-merger accumulated deficit of VGTL.

(4)	To present the operations of VGTL as discontinued operations.

(5)
To adjust basic and diluted weighted average shares outstanding for the shares issued by VGTL after December 31, 2010 not in connection with the merger and the shares issued by VGTL in connection with the merger.

Shares issued by VGTL after December 31, 2010	3,096,100
Shares issued by VGTL in connection with the merger	17,698,571
Adjustment	20,794,671

INFORMATION STATEMENT PURSUANT TO SECTION 14(f) OF THE
SECURITIES EXCHANGE ACT OF 1934 AND RULE 14f-1 THEREUNDER

THIS INFORMATION STATEMENT IS BEING PROVIDED SOLELY FOR INFORMATIONAL PURPOSES AND NOT IN CONNECTION WITH ANY VOTE OF THE STOCKHOLDERS OF VGTEL, INC.

NO PROXIES ARE BEING SOLICITED AND YOU ARE NOT REQUESTED TO SEND THE COMPANY A PROXY.

Introduction

This Information Statement is being mailed to holders of record of shares of common stock of VGTel, Inc. a New York corporation, as of April 11, 2011, pursuant to the requirements of Section 14(f) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Rule 14f-1 promulgated thereunder, in connection with a proposed change in the Company's Board of Directors.

On the Effective Date, which will occur, not less than ten days after the date on which this Information Statement is being filed with the SEC and mailed to all the holders of record of the Company’s common stock,(“Common Stock”), there will be a change in the Company's Board of Directors.  In addition to the changes in directors, it is anticipated that the new Board will appoint new executive officers shortly after the Effective Date.  A stockholder vote is not required and will not be taken with respect to the appointment of the new directors.  You are not required to take any action with respect to the appointment of the new directors.

VOTING SECURITIES

We have 200,000,000 shares of Common Stock authorized, and as of April 5, 2011 there are 27,228,571 shares of our Common Stock issued and outstanding.  In addition, we have 10,000,000 shares of preferred stock authorized, with none outstanding, which the Board of Directors may issue from time to time in such classes or series as it may determine.  Each stockholder is entitled to one vote per share of Common Stock held on all matters to be voted on.  The intended change in directors is not subject to a shareholder vote.  The Company has no other equity securities outstanding.

CHANGE IN CONTROL

On February 24, 2011 we executed an Agreement and Plan of Share Exchange (“Exchange Agreement”) with Venture Industries, Inc. (“VII”),  a company organized under the laws of the state of Nevada, pursuant to which we would acquire 100% of the issued and outstanding shares of VII, in exchange for the issuance of 17,698,571 shares of our common stock, par value $0.0001.  The shares that we would issue to the shareholders of VII will constitute 65% of our issued and outstanding Common Stock on a fully-diluted basis as of and immediately after the consummation of the transactions contemplated by the Exchange Agreement and after giving effect to the Cancellation Agreement described below. The closing of the transaction took place on March 30, 2011.

(a)  Pursuant to the Exchange Agreement, on the close of business on February 24, 2011 the sole Director Joseph Indovina, resigned  from his positions as Chief Executive Officer, President, Treasurer, Chief Financial Officer and sole Director of Company.   There was no disagreement between Mr. Indovina and our  Company’s policies or procedures.

(b)  Prior to his resigning as Chief Executive Officer and Director, Joseph Indovina appointed  Lawrence G.  Harris  to the position of Chief Executive Officer and Director  of the Company replacing Joseph Indovina.   The resignations of Joseph Indovina as Director and the naming of Larry Harris as a Director will take effect on the tenth day following the mailing by the Company of this Information Statement that complies with the requirements of Section 14f-1 of the Securities Exchange Act of 1934.

On March 30. 2011 our Board took action to appoint Kirk McDonald as Chairman of the Board and Lori Dente as Director to hold office until the next annual meeting of the stockholders and until their respective successors shall have been duly elected and qualified or as otherwise provided in our Bylaws, such appointment to become effective on the tenth day following the filing of this Schedule 14F-1 with the SEC and its mailing to our stockholders.

To the best of our knowledge, except as set forth in this Information Statement, the incoming directors are not currently directors of the Company, do not hold any position with the Company nor have they been involved in any transactions with the Company or any of our directors, executive officers, affiliates or associates that are required to be disclosed pursuant to the rules and regulations of the SEC. To the best of our knowledge, none of the officers or incoming or existing directors of the Company has been the subject of any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time, been convicted in a criminal proceeding or been subject to a pending criminal proceeding (excluding traffic violations and other minor offenses), been subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting such person’s involvement in any type of business, securities or banking activities or been found by a court of competent jurisdiction (in a civil action), the SEC or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended or vacated.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of Company’s Common Stock as of  April 5, 2011 after giving effect to the Exchange Agreement and the related share issuances based on the Company’s stock records for:
•	each person, or group of affiliated persons, who beneficially owns more than 5% of our outstanding shares of common stock;

•          each of Company’s directors;

•          each of Company’s named executive officers; and

•          all of Company’s current directors and executive officers as a group.

Except as indicated by any footnotes below, Company believes, based on the information furnished to us, that the persons and entities named in the table below have sole voting and investment power with respect to all shares of Common Stock that they beneficially own.

Applicable percentage ownership is based on 27,228,571 shares of our Common Stock outstanding as of March 30, 2011.  Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o VGTel, Inc., 415 Madison Avenue, 15th Floor, New York, New York 10017.

	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned
Greater Than 5% Stockholders:
Kirk McDonald	3,432,821	12.6%
Lawrence G. Harris	3,432,821	12.6%
Lori Dente*	3,432,821	12.6%
Saddle River Associates & Company, Inc. †	3,855,323	14.2%

Directors and Named Executive Officer:
Kirk P. McDonald	3,432,821	12.6%
Lawrence G. Harris	3,432,821	12.6%
Lori Dente*	3,432,821	12.6%
Executive officers as a group	10,298,463	37.8%

Notes:

* The beneficially owned shares of Lori Dente include 264,063 shares for Robert Dente, husband of Lori Dente. Lori Dente and Frank Magliato are brother and sister.

† Frank C. Magliato is President of Saddle River Associates & Company, Inc.

NOTICE OF CHANGE IN THE MAJORITY OF THE BOARD OF DIRECTORS

Directors and Executive Officers

The following table sets forth the names and ages of each of our named directors and executive officers as of April 5, 2011.

Name	Age	Position

Kirk P. McDonald	44	Chairman of the Board of Directors
Lawrence G. Harris	48	President and Director
Lori Dente	47	Director

Background of directors and executive officers

Kirk P. McDonald is Chairman of the Board of Directors and a co-founder of the Company. Prior to co-founding the Company, Mr. McDonald was President of Digital, Time Inc. from January, 2009 to January 2011 where he was responsible for bringing together the company’s collective digital assets to deliver audience and brand solutions to corporate clients.  From March, 2008 to December 2008, Mr. McDonald held the position of Chief Advertising Officer of the Fortune|Money Group, where he oversaw worldwide advertising sales and integrated marketing across the group’s print and digital properties.  Prior to joining the Fortune|Money Group, Mr. McDonald served as the senior vice president of sales, marketing and client services for DRIVEpm and Atlas, both key units of Microsoft’s advertising business.  Mr. McDonald spent over nine years at CNET, where he was the Senior Vice President of Network Sales.  At CNET, Mr. McDonald engineered hugely successful strategic partnerships with the top-tier of technology marketers.  Mr. McDonald is qualified to serve as our Chairman of the Board of Directors based on his background as a seasoned media veteran with extensive experience in multi-media across a broad range of media brands.  Mr. McDonald is a member of the Board of Directors of Camp Interactive a non-for-profit organization.

Lawrence G. Harris is President and a Director and a co-founder of the Company. Prior to co-founding the Company, Mr. Harris was the Chief Executive Officer and co-founder of Ansible Mobile from 2007 to 2010, where he focused Ansible on delivering integrated creative, production and media services, mobile strategy and experience planning, and measurable results for brands and their digital agencies.  Prior to co-founding Ansible, Mr. Harris served as Executive Vice President and Director of Integrated Marketing for Draft from 2004 to 2007, where he formed and led the global team for CA and he led the Facebook Collaborative team.  Before joining Draft, Larry co-founded and led the award-winning, fully-integrated, digital arm of Foote, Cone and Belding. Mr. Harris is qualified to serve as a director based on his extensive track record of creating talented and diverse teams of mobile, social and digital experts. Mr. Harris is a member of the Board of Directors of two non-for-profit organizations, New Yorkers for Children and The MacDowell Colony (in New Hampshire).

Lori Dente, CPA is a Director.  Ms. Dente has spent the past fifteen years at Time, Inc. currently in the position of Vice President for Time Inc. Branded Solutions. Her previous positions included General Manager of This Old House Ventures, General Manager of the Fortune Money Group and Assistant Controller, Revenue Finance.  Ms. Dente is qualified to serve as a director based on her extensive financial experience.

 Involvement in Certain Legal Proceedings

None of the directors has, during the past ten years:

(a)
Had any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

(b)	Been convicted in a criminal proceeding or subject to a pending criminal proceeding;

(c)
Been subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities, futures, commodities or banking activities; or

(d)
Been found by a court of competent jurisdiction (in a civil action), the Securities and Exchange Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated.

Family Relationships

There are no family relationships among any of our officers or directors with the exception of Director Lori Dente who is the sister of Frank C. Magliato, President of Saddle River Associates, Inc., an affiliate who owns 14.2% of the outstanding shares of the Company.

Director Independence

There are no members of the Board of Directors who qualify as an “independent” director under the applicable definition of the Nasdaq Global Market (“Nasdaq”) listing standards although the Company’s securities are not currently traded on an exchange or on Nasdaq which would require that the Board of Directors include a majority of directors that are “independent.

Other Directorships

None of our directors hold any other directorships in any company with a class of securities registered pursuant to Section 12 of the Exchange Act or subject to the requirements of section 15(d) of such Exchange Act or any company registered as an investment company under the Investment Company Act of 1940.

Board Meetings and Committees; Annual Meeting Attendance

We did not hold any regular or special meetings of our Board of Directors during the period from December 7, 2010 (commencement of operations) to January 31, 2011, as all business was conducted telephonically and documented as written actions signed by all directors. We do not currently maintain separate audit, nominating or compensation committees. When necessary, the entire Board of Directors performs the tasks that would be required of those committees.

Nominations to the Board of Directors
Our directors take a critical role in guiding our strategic direction and overseeing  the management of the Company.  Board of Director candidates are considered based upon various criteria, such as their broad-based business and professional skills and experiences, a global business and social perspective, concern for the long-term interests of the stockholders, diversity, and personal integrity and judgment.  Accordingly, we seek to attract and retain highly qualified directors.

In carrying out its responsibilities, the Board of Directors will consider candidates suggested by stockholders.  If a stockholder wishes to formally place a candidate's name in nomination, however, such stockholder must do so in accordance with the provisions of the Company's Bylaws.

Board Leadership Structure and Role on Risk Oversight

Currently Lawrence G. Harris is our Chief Executive Officer and has been appointed as Director by Joseph Indovina who has resigned from his positions as Chief Executive Officer and Director on February 24, 2011.  The resignations of Joseph Indovina as Director and the naming of Lawrence G. Harris as a Director will take effect on the tenth day following the mailing by the Company of this  Information Statement that complies with the requirements of Rule 14f-1 under the Securities Exchange Act of 1934.

At present, we have determined this leadership structure is appropriate for the Company due to our small size and limited operations and resources.  As a result, no policy exists requiring the combination or separation of leadership roles and our governing documents do not mandate a particular structure. This has allowed our Board of Directors the flexibility to establish the most appropriate structure for the Company at any given time.

Subsequent to the forthcoming effective date of the change in directors, it is anticipated that Lawrence G. Harris will serve as our Chief Executive Officer and Director, Lori Dente will serve as a Director.  The proposed directors will continue to evaluate the Company’s leadership structure and modify such structure as appropriate based on the size, resources, and operations of the Company.

Executive Compensation

Our named Chief Executive Officer (“NCEO”) is Lawrence G. Harris, who is also a  President and Director.

Our Chief Executive Officer, Mr. Harris, received no compensation from VGTel, Inc. through March 30, 2011.  Mr. Harris did receive $25,000 in compensation from Venture Industries, Inc. for the month of March 2011.  The closing of the transaction occurred on March 30, 2011.    We expect to have an employment agreement in place for the NCEO, as well as other compensation plans, such as share based plans and a 401(k), available to the NCEO as well as our other employees in the near future.

Director compensation

We did not pay any compensation to our Board of Directors through March 30, 2011.

Legal Proceedings:

Our management knows of no material existing or pending legal proceedings or claims against us, nor are we involved as a plaintiff in any material proceeding or pending litigation. To our knowledge, none of our directors, officers or affiliates, and no owner of record or beneficial owner of more than five percent (5%) of our securities, or any associate of any such director, officer or security holder is a party adverse to us or has a material interest adverse to us in reference to pending litigation.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Compliance with Section 16(a) of the Exchange Act requires our officers and directors, and persons who own more than ten percent of our common stock to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than ten percent stockholders are required by SEC regulations to furnish us with copies of all Section 16 (a) forms they file. Based solely on a review of the copies of such forms furnished to us during, and with respect to, the period ending December 31, 2010, other than described below, we believe that during such fiscal year all Section 16(a) filing requirements applicable to our officers, directors and greater than ten percent beneficial owners were in compliance with Section 16(a).

Based solely upon a review of Forms 3, 4, and 5 delivered to us as filed with the SEC during our most recent fiscal year, none of our executive officers and directors, and persons who own more than 10% of our common stock failed to timely file the reports required pursuant to Section 16(a) of the Exchange Act, other than, Ron Kallus, Niva Kallus, Israel Hason our former officers and directors, who failed to file any Form 3 or 4 with the SEC for our predecessor.

Exhibits filed in this 14C.

Exh. 10.1 Amended and Restated Certificate of Incorporation
Exh- 10.2 Form of Consent of the Board of Directors and majority of shareholders
Exh- 10.3 Agreement and Plan of Merger (Delaware Corp Reincorporation)
Exh- 10.4 Articles of Incorporation- Delaware
Exh- 10.5 By Laws Delaware
Exh- 10.6 Equity Compensation Plan
Exh- 99-5 Agreement and Plan of Share Exchange
Exh- 99-6 Cancellation Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, VGTel, Inc.  has duly caused this information statement to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  May 13, 2011

VGTel, Inc.

/s/ Lawrence G. Harris
Lawrence G. Harris
President

EXHIBITS to 14C

EXHIBIT 10.1

FORM OF

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF
VGTEL, INC.

PURSUANT TO SECTIONS 807 OF THE BUSINESS CORPORATION LAW
OF THE STATE OF NEW YORK

VGTel, Inc., a corporation organized and existing under the laws of the State of New York  (the "Corporation"), hereby certifies as follows:

1.           The name of the Corporation is VGTel, Inc. and the original Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of New York on  February 5, 2002 under the name of Tribeka Tek, Inc.
.
2.           These Amended and Restated Certificate of Incorporation, which amend the provisions of the Certificate of Incorporation, as heretofore amended, have been duly adopted by the Board of Directors of the Corporation and by action by written consent of the stockholders of the Corporation in lieu of a meeting, in accordance with the provisions of  Article 6 Section 615 of the Business Corporation Law of the State of New York and, upon filing with the Secretary of State of the State of New York  in accordance with Article 8 Sections 801 and 807 of the Business Corporation Law of the State of New York shall thenceforth supersede the original Certificate of Incorporation, as heretofore amended, and shall, as it may thereafter be amended in accordance with its terms and applicable law, be the Amended and Restated Articles of Incorporation of the Corporation.

3.           The text of the Amended and Restated Certificate of Incorporation, as heretofore amended, is hereby amended and restated in its entirety to read as follows:

“FIRST:             The name of the corporation is VII Media Corporation (“Corporation”).  The name under which the Corporation was formed was “Tribeka Tek, Inc.

SECOND:          The date of the filing of the Certificate of Incorporation with the Department of State was on February 5, 2002.

THIRD:                                        The county within the State, in which the office of the Corporation is located is New York county.

FOURTH:          The Secretary of  State is designated as an agent of the Corporation upon whom process against the Corporation may be served.  The address to which the Secretary of State shall mail a copy of any process accepted on behalf of the Corporation is:  415 Madison Avenue, 15th Floor, New York, New York 10017.

FIFTH:               The purpose of the Corporation is to engage in any lawful act or activity for which a corporation may be organized under the Business Corporation Law of the State of New York (“BCL”).

SIXTH:              (a)           Authorized Capital Stock.  The total number of shares of all stock which the Corporation shall have authority to issue is 510,000,000 shares (“Capital Stock”), consisting of (i) 500,000,000 shares of common stock, par value $0.0001 per share ("Common Stock"); and; (ii) 10,000,000 shares of preferred shares of Stock, par value $0.001 per share ("Preferred Stock").
                                                      (b)           Common Stock.  Each share of Common Stock shall be equal to each other share of Common Stock.  Except as may be provided herein or in a Preferred Stock designation, the holders of shares of Common Stock shall be entitled to one vote for each such share upon all questions presented to the stockholders.
                                 The powers, preferences and rights, and the qualifications, limitations and restrictions, of the Common Stock are as follows:
                                            (i)                                                                                 Voting.    Except as otherwise expressly required by law or provided in this Certificate of Incorporation, and subject to any voting rights provided to holders of Preferred Stock at any time outstanding, at each annual or special meeting of stockholders, each holder of record of shares of Common Stock on the relevant record date shall be entitled to cast one vote in person or by proxy for each share of the Common Stock standing in such holder's name on the stock transfer records of the Corporation.
                                 (ii)         Dividends.   Subject to the rights of the holders of Preferred Stock, and subject to any other provisions of this Certificate of Incorporation, as it may be amended from time to time, holders of shares of Common Stock shall be entitled to receive such dividends and other distributions in cash, stock or property of the Corporation when, as and if declared thereon by the Board of Directors from time to time out of assets or funds of the Corporation legally available therefore.
                                           (iii)         Liquidation, Dissolution, etc.   In the event of any liquidation, dissolution or winding up (either voluntary or involuntary) of the Corporation, the holders of shares of Common Stock shall be entitled to receive the assets and funds of the Corporation available for distribution after payments to creditors and to the holders of any Preferred Stock of the Corporation that may at the time be outstanding, in proportion to the number of shares held by them.
                                           (iv)                                                                No Preemptive or Subscription Rights.  No holder of shares of Common Stock shall be entitled to preemptive or subscription rights.
                      (c)           Preferred Stock.     The shares of Preferred Stock are hereby authorized to be issued from time to time in one or more series, the shares to each series to have such voting powers, full or limited, or non-voting powers, and such designations, preferences and relative, participating, optional and/or other special rights and qualifications, limitations and/or restrictions as are specified in the resolution or resolutions adopted by the Corporation’s Board of Directors providing for the issue thereof.  Such Preferred Stock may be convertible into, or exchangeable for, at the option of either the holder or the Corporation or upon the happening of a specified event, shares of any other class or classes or any other series of the same or any other class or classes of capital stock of the Corporation at such price or prices or at such rate or rates of exchange and with such adjustments as shall be stated/adopted by the Corporation’s Board of Directors
                                 The Board of Directors of the Corporation is, subject to the provisions herein, and upon the limitations prescribed by law, authorized to issue, from time to time, one or more series of Preferred Stock, and with respect to each series, to fix the designation, powers, preferences and rights of such shares of each such series and the qualifications, limitations and restrictions thereof.  The authority of the Corporation’s Board of Directors with respect to each series shall include, but not be limited to, determination of the following:
(i)           The designation of the series, which may be by distinguishing number, letter or title;
                      (ii)                              The dividend rate of such series, the conditions and dates upon which such dividends shall be payable, the relation which such dividends shall bear to the dividends payable on any other class or classes or series of the Corporation’s Capital Stock, and whether such dividends shall be cumulative or non-cumulative;
                                 (iii)                             Whether the shares of such series shall be subject to redemption by the Corporation at the option of either the Corporation or the holder or both or upon the happening of a specified event and, if made subject to such redemption, the times or events, prices and other terms and conditions of such redemption;
                                 (iv)                            The terms and amount of any sinking fund provided for the purchase or redemption of shares of the series.
                                 (v)         Whether the shares of the series shall be convertible into, or exchangeable for, at the option of the holder or the Corporation, or upon the happening of a specified event, shares of any other class or classes or of any other  series of the same or any class or classes of the Corporation’s Capital Stock, and, if provision is made for conversion or exchange, the times or events, prices, rates, adjustments and other terms and conditions of such conversions or exchanges;
                      (vi)        The restrictions, if any, on the issue or reissue of any additional Preferred Stock;
                                 (vii)       The rights of the holders of the shares of such series, as well as the amounts payable and preferences,  upon the voluntary or involuntary liquidation, dissolution or winding up of the Corporation;
                                 (viii)           The provisions as to voting, optional and/or other special rights and preferences, if any.
                                 (ix)         Restrictions on the issuance of shares of the same series or of any other class or series; and,
                                 (x)           The redemption rights and price or prices, if any, for shares of the series.

SEVENTH:                                The Board of Directors is hereby authorized to create and issue, whether or not in connection with the issuance and sale of any of stock or other securities or property of the Corporation, rights entitling the holders thereof to purchase from the Corporation shares of Capital Stock or other securities of the Corporation or any other corporation.  The times at which and the terms upon which such rights are to be issued will be determined by the Board of Directors and set forth in the contracts or instruments that evidence such rights. The authority of the Board of Directors with respect to such rights shall include, but not be limited to, determination of the following:
                                                                            (i)           The initial purchase price per share or other unit of the stock or other securities or property to be purchased upon exercise of such rights.
                                                                            (ii)           Provisions relating to the times at which and the circumstances under which such rights may be exercised or sold or otherwise transferred, either together with or separately from, any other stock or other securities of the Corporation.
                                 (iii)           Provisions that adjust the number or exercise price of such rights or amount or nature of the stock or other securities or property receivable upon exercise of such rights in the event of a combination, split or recapitalization of any stock of the Corporation, a change in ownership of the Corporation's stock or other securities or a reorganization, merger, consolidation, sale of assets or other occurrence relating to the Corporation or any stock of the Corporation, and provisions restricting the ability of the Corporation to enter into any such transaction absent an assumption by the other party or parties thereto of the obligations of the Corporation under such rights.
                                                                            (iv)           Provisions that deny the holder of a specified percentage of the outstanding stock or other securities of the Corporation the right to exercise such rights and/or cause the rights held by such holder to become void.
                                                                            (v)          Provisions that permit the Corporation to redeem or exchange such rights.
                                                                            (vi)           The appointment of a rights agent with respect to such rights.

EIGHTH:                                The following provisions are inserted for the management of the business and the conduct of the affairs of the Corporation, and for further definition, limitation and regulation of the powers of the Corporation and of its directors and stockholders:
                                                                            (i)           The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors.
                                                                            (ii)          The directors shall have concurrent power with the stockholders to make, alter, amend, change, add to or repeal the By-Laws of the Corporation.
                                                                            (iii)         No director shall be personally liable to the Corporation or any of its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (A) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (B) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (C) pursuant to Section 719 of the BCL, or (D) for any transaction from which the director derived an improper personal benefit.   Any repeal or modification of this Article by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification with respect to acts or omissions occurring prior to such repeal or modification. The liability of the directors of the Corporation for monetary damages shall be eliminated to the fullest extent permitted by Section 724 of the BCL as now or hereafter in effect.  If Section 724 of the BCL is amended to authorize corporate action further eliminating or limiting the personal liability of directors
                                                                            (iv)           In addition to the powers and authority hereinbefore or by statute expressly conferred upon them, the directors are hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation, subject, nevertheless, to the provisions of the BCL, this Certificate of Incorporation, and any By-Laws adopted by the stockholders; provided, however, that no such action by the Board of Directors, unless approved by a majority of the voting shares of capital stock of the Corporation then entitled to vote at an election of directors, shall amend, alter, change or repeal the right of stockholders as provided for in the By-Laws to call a special meeting of stockholders; and provided further that no By-Laws hereafter adopted by the stockholders shall invalidate any prior act of the directors which would have been valid if such By-Laws had not been adopted.
                                                                            (v)           The Corporation may in its By-laws confer powers upon the Board of Directors in addition to the foregoing and in addition to the powers and authorities expressly conferred upon the Board of Directors by applicable law.

NINTH:                                    Any action by the Board of Directors to make, alter, amend, change, add to or repeal this Certificate of Incorporation shall be approved by the affirmative vote of not less than a majority of the voting power of the shares of capital stock of the Corporation then entitled to vote at an election of directors. The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

TENTH:                                      Except as otherwise provided by statute, any action that might have been taken by a vote of the shareholders at a meeting thereof may be taken with the written consent of such of the shareholders who would have been entitled to vote upon such action if a meeting were held as have not less than the minimum percentage of the total vote required by statute, this Certificate of Incorporation, or the By-laws of the Corporation, as may be applicable, for the proposed corporate action; provided that prompt notice shall be given to all shareholders of the taking of such corporate action without a meeting if less than unanimous consent is obtained.

ELEVENTH:                                 Meetings of stockholders may be held within or without the State of New York, as the By-Laws of the Corporation may provide.  The books of the Corporation may be kept (subject to any provision contained in the BCL) outside the State of New York at such place or places as may be designated from time to time by the Board of Directors or in the By-Laws of the Corporation.”

EXHIBIT 10.2

JOINT WRITTEN CONSENT(S)/RESOLUTION(S)
OF THE BOARD OF DIRECTORS AND THE
MAJORITY SHAREHOLDERS OF
VGTEL, INC.

           The undersigned being all of the directors being entitled to vote on the following matters and resolutions of VGTEL, INC. (the “Corporation”), a New York corporation (the “Corporation”), along with a majority of the Shareholders of Corporation as of February 24, 2011 (the “Majority Shareholders”), hereby adopts the following recitals and resolutions by unanimous written consent, pursuant to the relevant sections of the New York Business Corporation Law (“Act”) and the Corporation’s By-Laws and Articles of Incorporation, to be effective as February 24, 2011, except as where otherwise noted.

           WHEREAS, Corporation has resolved and deemed it advisable and in the best interests of the Corporation to proceed with the execution of the ‘Agreement and Plan of Share Exchange’ (“Share Exchange Agreement”), is to be made and entered into between Corporation and Venture Industries, Inc. (“VII”), whereby Corporation shall acquire 100% of the outstanding shares of VII in exchange of the issuance of 17,698,571 common shares of Corporation to current VII shareholders (“Exchange Shares”);

WHEREAS, in accordance with the execution and implementation of the Share Exchange Agreement, Corporation has determined the need to amend the Corporation’s Article of Incorporation (“Articles”), the amendments reflected in the attached Exhibit B (“Certificate of Amendment”);

           NOW, THEREFORE, BE IT RESOLVED THAT:
           The Directors and Majority Shareholders is in the best interest of Corporation to approve the Share Exchange Agreement;

           BE IT FURTHER RESOLVED THAT:
           With the execution/implementation of the Share Exchange Agreement, the Directors and Majority Shareholders have determined that it is in the best interest of the Company to amend/change the name of the Corporation to “VII Media Corporation”, the same to be reflected in the Certificate of Amendment (this amendment is hereinafter referred to as the “Authorized Common Shares Amendment”);

BE IT FURTHER RESOLVED THAT:
           With the execution/implementation of the Share Exchange Agreement, the Directors and Majority Shareholders have determined, after reviewing the number of currently issued, outstanding shares of common stock of the Corporation, that it is in the best interests of the Corporation and its stockholders for the authorized shares of common stock of the Corporation to be increased to a total of 500,000,000 shares of common stock with a par value of $0.0001 per share, the same hereby approved and to be reflected as an amendment in the Certificate of Amendment (this amendment is hereinafter referred to as the “Authorized Common Shares Amendment”);

BE IT FURTHER RESOLVED THAT:
           With the execution/implementation of the Share Exchange Agreement, the Directors and Majority Shareholders have determined, in accordance with the implementation of the Transaction, it is deemed advisable and in the best interests of the Corporation to allow the Directors to change the State of incorporation of the Corporation from New York to Delaware, the factors considered and relayed being the reduction of corporation costs and taxes, as well as favorable regulatory regulations, the same relevant to Corporation;

            BE IT FURTHER RESOLVED THAT:
           With the execution/implementation of the Share Exchange Agreement, the Directors and Majority Shareholders have determined/approved, after reviewing the number of currently issued, outstanding common shares of the Corporation, that it is in the best interests of the Corporation and its stockholders to affect a forward split of the Company’s outstanding common  shares on an eight for one basis, from 27,228,571 common shares (to be  outstanding after the issuance of the Exchange Shares to VII as per the Share Exchange Agreement) to be split by eight  into 217,828,560 outstanding common shares (this amendment is hereinafter referred to as the “8-For-1 Forward Split of Common Shares”);

 BE IT FURTHER RESOLVED THAT:
           With the execution/implementation of the Share Exchange Agreement, the Directors and Majority Shareholders have determined/approved that it is in the best interest of the Corporation  to promote the interests of the Corporation and its stockholders, as well as its consultants, by providing its officers and employees with an incentive to continue service with the Corporation, and as such accordingly authorized the 2010 Equity Incentive Plan, a copy of the plan attached hereto as Exhibit C.

           BE IT FURTHER RESOLVED THAT:
           Subject to and in compliance with Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the Section 615 of the Business Corporation Law , it is deemed to be in the best interests of the Corporation and its stockholders that the Corporation set a record date of  February 11, 2011 (the “Record Date”) in connection with the notice required for the corporate actions referenced herein;

           BE IT FURTHER RESOLVED THAT:
           Upon the legal effectiveness date of the ‘Schedule 14C’ (as hereinafter defined) [which is expected to April 6, 2011], subject to and in compliance with the Exchange Act, the Corporation is hereby authorized to file with the Secretary of State of the State of New York the:  (i) Certificate of Exchange and, (ii) an Amended and Restated Certificate of Amendment to the corporate Charter as set forth in Exhibit B  attached hereto, in order to increase the number of authorized shares of the Corporation’s common stock to a total of 500,000,000 shares of common stock with a par value of $0.0001 per share

BE IT FURTHER RESOLVED THAT:
           Any officer of the Corporation, acting alone, be and hereby is authorized, empowered and directed, for and on behalf of the Corporation, to execute and file with the Securities and Exchange Commission a Schedule 14C Information Statement (the “Schedule 14C”) informing the stockholders of the Corporation who are not signatory hereto of the Corporation’s action taken hereby;

           BE IT FURTHER RESOLVED THAT:
           Stockholders of record of Corporation on February 24, 2010 are the stockholders of Corporation that are entitled to consent to the Certificate of Amendment and to receive notice of such action pursuant to Rule 14c-2 of the Exchange Act;

           BE IT FURTHER RESOLVED THAT:
           Upon the legal effectiveness date of the ‘Schedule 14C’ (as hereinafter defined) [which is expected to April 6, 2011], any executive officer of Corporation, acting alone, be and hereby is authorized, empowered and directed, for and on behalf of the Corporation, to execute and file with the Secretary of State of the State of New York the Certificate of Amendment, in accordance with applicable law;

           BE IT FURTHER RESOLVED THAT:
           The Corporation’s Chief Executive Officer, acting alone, be and hereby is authorized, empowered and directed, for and on behalf of the Corporation, to take such further action and execute and deliver any additional agreements, instruments, certificates, filings or other documents and to take any additional steps as such officer deems necessary or appropriate to effectuate the purposes of the foregoing resolutions;

           BE IT FURTHER RESOLVED THAT:
           Any action or actions heretofore taken by any officer of the Corporation for and on behalf of the Corporation in connection with the foregoing resolutions are hereby ratified and approved as the actions of the Corporation.

           The foregoing resolution(s) were duly and regularly adopted and, as of the date hereof, and are in full force and effect

           This Unanimous Written Consent may be executed in one or more counterparts.

[Signatures/executions on the following page.]

The rest of this page is left intentionally blank.

EXHIBIT 10.3

AGREEMENT AND PLAN OF MERGER
BETWEEN

VII MEDIA CORPORATION
(A NEW YORK CORPORATION)
AND
VII MEDIA CORPORATION
(A DELAWARE CORPORATION)

DATED AS OF
April_____, 2011

AGREEMENT AND PLAN OF MERGER

           This AGREEMENT AND PLAN OF MERGER ("this Agreement") is made and entered into as of_______________, 2011, between VII Media Corporation, a New York corporation ("VGTL NY "), and VII Media Corporation, a Delaware corporation (VGTL Delaware").  VGTL NY and VGTL DE are from time to time herein referred to as the "Constituent Corporations."
RECITALS

 A.           VGTL NY is a corporation duly organized and existing under the laws of the State of New York and, on the date hereof, has authority to issue 510,000,000 shares consisting of (i) 500,000,000 shares of common stock, $0.0001  par value per share (VGT NY Common Stock) of which ______________shares are issued and outstanding as of _________ ,and (ii) 10,000 shares of  Preferred Stock, of which none are issued or outstanding.

B.           VGTL DE is a corporation duly organized and existing under the laws of the State of Delaware and, on the date hereof, has authority to issue 1,200,000,000 shares consisting of (i) 1,000,000,000 of common stock, par value $.0001 per share ("VGTL DE Common Stock"), of which one (1) share is issued and outstanding and owned by VGTL, NY; and (ii) 200,000,000 shares of preferred stock, par value $.001 per share, of which no shares are issued and outstanding.

C.           The Boards of Directors of the Constituent Corporations deem it advisable and to the advantage of the Constituent Corporations and their respective shareholders that VGTL NY be merged with and into VGTL DE , with the purpose of changing the jurisdiction of incorporation of VGTL NY  from the State of New York to the State of Delaware.

D.           Each of the Constituent Corporations has, subject to approval by its shareholders, adopted the Plan of Merger embodied in this Agreement.

AGREEMENT

 In consideration of the terms hereof, the Constituent Corporations d hereby agree to merge on the terms and conditions herein provided, as follows:

1.    THE MERGER
           1.1           THE MERGER
           Upon the terms and subject to the conditions hereof, on the ‘Effective Date’ (as hereinafter defined), VGTL NY shall be merged with and into VGTL DE  in accordance with the applicable laws (the "Merger").  The separate existence of VGTL NY shall cease, and VGTL DE shall be the surviving corporation (the "Surviving Corporation") and shall be governed by the laws of the State of Delaware on the Effective Date.
              1.2                                EFFECTIVE DATE
            The Merger shall become effective on the date and at the time of filing of a certificate of Merger, in substantially the form annexed hereto as Appendix A-1, with the Secretary of State of the State of New York, and a Certificate of Merger in substantially the same form with the Secretary of State of the State of Delaware, whichever later occurs (the "Effective Date"), all after satisfaction of the requirements of the applicable laws of such states prerequisite to such filings, including without limitation the approval of the shareholders of the Constituent Corporations.
                                   1.3           CERTIFICATE OF INCORPORATION
           On the Effective Date, the Certificate of Incorporation of VGTL DE, as in effect immediately prior to the Effective Date, shall continue in full force and effect as the Certificate of Incorporation of the Surviving Corporation.
           1.4           BYLAWS
              On the Effective Date, the Bylaws of VGTL DE, as in effect immediately prior to the Effective Date, shall continue in full force and effect as the Bylaws of the Surviving Corporation.
              1.5                                DIRECTORS AND OFFICERS
The directors and officers of VGTel DE immediately prior to the Effective Date shall be the directors and officers of the Surviving Corporation, until their successors shall have been duly elected and qualified or until otherwise provided by law, the Certificate of Incorporation of the Surviving Corporation or the Bylaws of the Surviving Corporation.

2.           CONVERSION OF SHARES
                  2.1           VGTEL NY COMMON STOCK
Upon the Effective Date, by virtue of the Merger and without any action on the part of any holder thereof, each share of VGTL NY Common Stock outstanding immediately prior thereto shall be changed and converted into one fully paid and non-assessable share of the common stock of the Surviving Corporation, par value of $.0001 per share ("Survivor Stock").
           2.2           VGTEL DELAWARE COMMON STOCK
              Upon the Effective Date, by virtue of the Merger and without any action on the part of the holder thereof, each share of VGTL DE Common Stock outstanding immediately prior thereto shall be cancelled and returned to the status of authorized but unissued shares.
           2.3           EXCHANGE OF CERTIFICATES
           Each person/entity who becomes entitled to receive Survivor Stock by virtue of the Merger shall be entitled to receive from the Surviving Corporation, as promptly as practicable after the Effective Time, a certificate or certificates representing the number of shares of Survivor Stock to which such person/entity is entitled as provided herein.

3.           EFFECT OF THE MERGER
           3.1           RIGHTS, PRIVILEGES, ETC.
           On the Effective Date of the Merger, the Surviving Corporation, without further act, deed or other transfer, shall retain or succeed to, as the case may be, and possess and be vested with all the rights, privileges, immunities, powers, franchises and authority, of a public as well as of a private nature, of VGTL NY and VGTL DE; all property of every description and every interest therein, and all debts and other obligations of or belonging to or due to each of VGTL NY and VGTL DE on whatever account shall thereafter be taken and deemed to be held by or transferred to, as the case may be, or invested in the Surviving Corporation without further act or deed; title to any real estate, or any interest therein vested in VGTL NY or VGTL DE, shall not revert or in any way be impaired by reason of this merger; and all of the rights of creditors of VGTL NY and VGTL DE shall be preserved unimpaired, and all liens upon the property of VGTL NY or VGTL DE shall be preserved unimpaired, and all debts, liabilities, obligations and duties of the respective corporations shall thenceforth remain with or be attached to, as the case may be, the Surviving Corporation and may be enforced against it to the same extent as if all of said debts, liabilities, obligations and duties had been incurred or contracted by it.
           3.2           FURTHER ASSURANCES
           From time to time, as and when required by the Surviving Corporation or by its successors and assigns, there shall be executed and delivered on behalf of VGTL NY such deeds and other instruments, and there shall be taken or caused to be taken by it such further and other action, as shall be appropriate or necessary in order to vest or perfect in or to conform of record or otherwise in the Surviving Corporation the title to and possession of all the property, interest, assets, rights, privileges, immunities, powers, franchises and authority of VGTL NY and otherwise to carry out the purposes of this Agreement, and the officers and directors of the Surviving Corporation are fully authorized in the name and on behalf of VGTL NY or otherwise to take any and all such action and to execute and deliver any and all such deeds and other instruments.

4.               GENERAL
           4.1           ABANDONMENT
           At any time before the Effective Date, this Agreement may be terminated and the Merger may be abandoned for any reason whatsoever by the Board of Directors of either VGTL NY or VGTL DE or both, notwithstanding the approval of this Agreement by the shareholders of VGTL NY and VGTL DE.
           4.2           AMENDMENT
           At any time prior to the Effective Date, this Agreement may be amended or modified in writing by the Board of Directors of either VGTL NY or VGTL DE or both; provided, however, that an amendment made subsequent to the adoption of this Agreement by the shareholders of either Constituent Corporation shall not alter or change any of the terms and conditions of this Agreement if such alteration or change would adversely affect the rights of the shareholders of such Constituent Corporation.
           4.3           GOVERNING LAW
           This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware and, so far as applicable, the merger provisions of the State of New York.
4.4           COUNTERPARTS
           In order to facilitate the filing and recording of this Agreement, the same may be executed in any number of counterparts, each of which shall be deemed to be an original.

(This space intentionally left blank.)

      IN WITNESS WHEREOF, the parties hereto have entered into and signed this Agreement as of the date and year first written.

                                VII Media Corporation. (a New York corporation)

                                By     Lawrence G.  Harris
                                   ----------------------------------------
                                   Name: Larry Harris
                                   Title: President

                                VII Media Corporation (a Delaware corporation)

                                By  Larry Harris
                                   ----------------------------------------
                                   Name: Larry Harris
                                   Title:   Chief Executive Officer

APPENDIX A-1

CERTIFICATE OF MERGER
OF
VII Media Corporation
(a Delaware corporation)
AND
VII Media Corporation
(a New York corporation)

              In accordance with Section 252 of the Delaware General Corporation Law, the undersigned, Lawrence G. Harris, being the Chief Executive Officer of  VGTel,  Inc., a Delaware corporation, DOES HEREBY CERTIFY as follows:

                                (1)           The name and state of incorporation of each of the constituent corporations are Vgtel, Inc., a New York corporation ("VGTL NY "), and VGtel, Inc., a Delaware Corporation (VGTL Delaware"). VGTL NY and VGTL DE are from time to time herein referred to as the "Constituent Corporations."
(2)           An Agreement of Plan and Merger has been approved, adopted, certified, executed and acknowledged by each of the Constituent Corporations in accordance with Section 252 of the Delaware General Corporation Law;
(3)           The name of the surviving corporation is VGTel, Inc.;
(4)           The surviving corporation, VGTel,  Inc., will be a Delaware corporation and its Certificate of Incorporation as currently filed with the Secretary of State of the State of Delaware shall be the Certificate of Incorporation of the surviving corporation;
(5)           The executed Agreement of Plan and Merger is on file at the principal place of business of the surviving corporation, 415 Madison Avenue, 15th Floor, New York, NY 10007 Tel:  212-369-1531
(6)           A copy of the Agreement of Plan and Merger will be furnished by the surviving corporation, on request and without cost, to any current stockholder of either Constituent Corporation;
(7)           The authorized capital stock of VGTL NY consists of 510,000,000 shares consisting of (i) 500,000,000 shares of common stock, $0.0001  par value per; and (ii) 10,000 shares of  preferred stock; and
              (8)                                This certificate shall become effective at ____ p.m. EST on the date it is filed.

IN WITNESS WHEREOF, the undersigned has signed his name and affirmed that this instrument is the act and deed of the corporation and that the statements herein are true, under penalties of perjury, this ___ day of April 2011.

                                VGTel, Inc. (a Delaware corporation)

                                By
                                   ----------------------------------
                                   Lawrence G.  Harris
                                   Chief Executive Officer

APPENDIX A-1

ARTICLES OF MERGER

VII Media corporation
(A New York corporation)

AND

 VII Media Corporation
(A Delaware corporation)

              Pursuant to the relevant provisions of Article 9 the New York  Business Corporation Laws, along with the Delaware General Corporation Law, the following Articles of Merger are executed for the purpose of merging VGTel, Inc., a New York  corporation (the "Disappearing Corporation") into VGTel, Inc., a Delaware corporation (the "Surviving Corporation").

1.              The Agreement and Plan of Merger has been approved by a majority of  the shareholders of the Disappearing Corporation and by the sole stockholder of the Surviving Corporation, the approvals.

2.              The Agreement and Plan of Merger was duly approved by the sole stockholder of the Surviving Corporation pursuant to the Delaware General Corporation Law and by the shareholders of the Disappearing Corporation pursuant to New York Business Corporation Laws 903 and 905 on April_____2011.

VGTel, Inc.

By
                                                       ----------------------------------
                                                       Lawrence G.  Harris, President

EXHIBIT 10.4

CERTIFICATE OF INCORPORATION OF VII MEDIA CORPORATION

I, the undersigned, for the purpose of creating and organizing a corporation under the provisions of and subject to the requirements of the General Corporation Law of the State of Delaware (the "DGCL"), certify as follows:

1.	The name of the corporation is VII Media Corporation. (the "Corporation").

2.
The address of the registered office of the Corporation in the State of Delaware is 1811 Silverside Road, Wilmington, New Castle County, Delaware 19810. The name of the registered agent of the Corporation at such address is Vcorp Services, LLC.

3.	The nature of the business or purposes to be conducted or promoted by the Corporation is to engage in any lawful act or activity for which corporations may be organized under the DGCL.

4.
(a) The total number of shares of Common Stock which the Corporation is authorized to issue is 1,000,000,000 at a par value of $0.0001 per share and total number authorized shares of Preferred Stock is 200,000,000 at a par value of $0.0001.

(b)           Common Stock.  Each share of Common Stock shall be equal to each other share of Common Stock.  Except as may be provided herein or in a Preferred Stock designation, the holders of shares of Common Stock shall be entitled to one vote for each such share upon all questions presented to the stockholders.
                        The powers, preferences and rights, and the qualifications, limitations and restrictions, of the Common Stock are as follows:

                        (i)           Voting.  Except as otherwise expressly required by law or provided in this Certificate of Incorporation, and subject to any voting rights provided to holders of Preferred Stock at any time outstanding, at each annual or special meeting of stockholders, each holder of record of shares of Common Stock on the relevant record date shall be entitled to cast one vote in person or by proxy for each share of the Common Stock standing in such holder's name on the stock transfer records of the Corporation.

                        (ii)           Dividends.  Subject to the rights of the holders of Preferred Stock, and subject to any other provisions of this Certificate of Incorporation, as it may be amended from time to time, holders of shares of Common Stock shall be entitled to receive such dividends and other distributions in cash, stock or property of the Corporation when, as and if declared thereon by the Board of Directors from time to time out of assets or funds of the Corporation legally available therefore.

                       (iii)           Liquidation, Dissolution, etc.  In the event of any liquidation, dissolution or winding up (either voluntary or involuntary) of the Corporation, the holders of shares of Common Stock shall be entitled to receive the assets and funds of the Corporation available for distribution after payments to creditors and to the holders of any Preferred Stock of the Corporation that may at the time be outstanding, in proportion to the number of shares held by them.

                      (iv)           No Preemptive or Subscription Rights.  No holder of shares of Common Stock shall be entitled to preemptive or subscription rights.

(c)          Preferred Stock.     The shares of Preferred Stock are hereby authorized to be issued from time to time in one or more series, the shares to each series to have such voting powers, full or limited, or non-voting powers, and such designations, preferences and relative, participating, optional and other special rights and qualifications, limitations and restrictions as are specified in the resolution or resolutions adopted by the Corporation’s Board of Directors providing for the issue thereof.  Such Preferred Stock may be convertible into, or exchangeable for, at the option of either the holder or the Corporation or upon the happening of a specified event, shares of any other class or classes or any other series of the same at such price or prices or at such rate or rates of exchange and with such adjustments as shall be stated by the Corporation’s Board of Directors

The Board of Directors of the Corporation is authorized to issue, from time to time, one or more series of Preferred Stock, and with respect to each series, to fix the designation, powers, preferences and rights of such shares of each such series and the qualifications, limitations and restrictions thereof.  The authority of the Corporation’s Board of Directors with respect to each series shall include, but not be limited to, determination of the following:

(i)                      The designation of the series, which may be by distinguishing number, letter or title;

(ii)           The dividend rate of such series, the conditions and dates upon which such dividends shall be payable, the relation which such dividends shall bear to the dividends payable on any other class or classes or series of the Corporation’s capital stock, and whether such dividends shall be cumulative or non-cumulative;

(iii)           Whether the shares of such series shall be subject to redemption by the Corporation at the option of either the Corporation or the holder or both or upon the happening of a specified event and, if made subject to such redemption, the times or events, prices and other terms and conditions of such redemption;

(iv)           The terms and amount of any sinking fund provided for the purchase or redemption of shares of the series.
(v)           Whether the shares of the series shall be convertible into, or exchangeable for, at the option of the holder or the Corporation, or upon the happening of a specified event, shares of any other class or classes or of any other series of the same, and, if provision is made for conversion or exchange, the times or events, prices, rates, adjustments and other terms and conditions of such conversions or exchanges;

(vi)           The restrictions, if any, on the issue or reissue of any additional Preferred Stock;

(vii)           The rights of the holders of the shares of such series, as well as the amounts payable and preferences, upon the voluntary or involuntary liquidation, dissolution or winding up of the Corporation;

(viii)                      The provisions as to voting, optional and other special rights and preferences, if any.

(ix)        Restrictions on the issuance of shares of the same series or of any other class or series; and,

(x)       The redemption rights and price or prices, if any, for shares of the series

5.	The name and mailing address of the incorporator(s) of the Corporation are:

Name	Address

6.	Unless and except to the extent that the by-laws of the Corporation (the "Bylaws") shall so require, the election of directors of the Corporation need not be by written ballot.

7.
To the fullest extent permitted by law, a director of the Corporation shall not be personally liable to the Corporation or to its stockholders for monetary damages for any breach of fiduciary duty as a director.  No amendment to or repeal of this Article 7 shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to such amendment.

8.
The Corporation shall, to the fullest extent permitted by law, indemnify any and all current and former officers and directors of the Corporation, and may, to the fullest extent permitted by law or to such lesser extent as is determined in the discretion of the board of directors of the Corporation, indemnify and advance expenses to any and all other persons whom it shall have power to indemnify, from and against all expenses, liabilities or other matters arising out of their status as such or their acts, omissions or services rendered in such capabilities. Any repeal or modification of this Article 8 shall not adversely affect any right or protection hereunder of any person in respect of any act or omission occurring prior to the time of such repeal or modification.

9.
In furtherance of, and not in limitation of, the powers conferred by statute, the board of directors is expressly authorized to adopt, amend or repeal the Bylaws of the Corporation or adopt new Bylaws without any action on the part of the stockholders; provided, however, that no such adoption, amendment or repeal shall be valid with respect to any Bylaws that has been adopted, amended or repealed by the stockholders; and further provided that any Bylaws adopted or amended by the board of directors, and any powers thereby conferred, may be amended, altered or repealed by the stockholders.

10.
The Corporation shall have the right, subject to any express provisions or restrictions contained in the Certificate of Incorporation of the Corporation (the "Certificate") or the Bylaws, from time to time, to amend the Certificate or any provision thereof in any manner now or hereafter provided by law, and all rights and powers of any kind conferred upon a direction or stockholder of the Corporation by the Certificate or any amendment thereof are conferred subject to such right.

[SIGNATURE PAGE FOLLOWS]

I, THE UNDERSIGNED, being the incorporator, for the purpose of forming a corporation pursuant to the DGCL, do make this Certificate, hereby acknowledging, declaring, and certifying that the foregoing Certificate is my act and deed and that the facts herein stated are true, and have accordingly hereunto set my hand this ____th day of April __ 2011.

Incorporator

By:	/
Name:

EXHIBIT 10.5

VII MEDIA CORPORATION
* * * * *

BY-LAWS

* * * * *
A Delaware corporation

ARTICLE I
OFFICES

Section 1
The registered office of VGTEL, Inc. (the “Corporation”)  in the State of Delaware shall be located in the City and State designated in the Certificate of Incorporation.
Section 2
The Corporation may also have offices at such other places both within and without the State of Delaware as the Board of Directors may from time to time determine or the business of the Corporation may require.

ARTICLE II
ANNUAL MEETINGS OF SHAREHOLDERS

Section 1
All meetings of shareholders for the election of directors shall be held at such time and at such place, either within or without the State of Delaware, as may be fixed from time to time by the Board of Directors.  The  Board of Directors may, in its sole discretion, determine that the meeting shall not be held at any place, but may instead be held solely by means of remote communication as authorized by Article IV, Section 6 of these Bylaws.  Unless directors are elected by written consent in lieu of an annual meeting as permitted by Article IV, Section 5 of these Bylaws, an annual meeting of the stockholders for the election of the directors shall be held on a date and a time as shall be designated by the Board of Directors and stated in the notice of the meeting.  Any other proper business may be transacted at the annual meeting.

           Section 2
Written or printed notice of the annual meeting stating the place, date and hour of the meeting shall be delivered not less than ten nor more than sixty days before the date of the meeting, either personally or by mail, by or at the direction of the President, the Secretary, or the officer or persons calling the meeting, to each shareholder of record entitled to vote at such meeting.

Section 3
The officer who has charge of the stock ledger of the Corporation shall prepare and make, or cause a third party to prepare and make, at least 10 days before every meeting of the stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder.

ARTICLE III
SPECIAL MEETINGS OF SHAREHOLDERS

Section 1
Special meetings of shareholders may be held at such time and place within or without the State of Delaware as shall be stated in the notice of the meeting or in a duly executed waiver of notice thereof.

Section 2
Special meetings of the shareholders, for any purpose or purposes, unless otherwise prescribed by statute or by the Certificate of Incorporation, may be called by the Chairman or the President or Vice-President (if any) or secretary at the request in writing of the majority of the members of the Board of Directors or holders of a majority of the total voting power of all outstanding shares of stock of this Corporation then entitled to vote, and may not be called by the stockholders absent such request.  Any such request shall state the purpose or purposes of the proposed meeting.

Section 3
Written or printed notice of a special meeting stating the place, date and hour of the meeting and the purpose or purposes for which the meeting is called, shall be delivered not less than ten nor more than sixty days before the date of the meeting, either personally or by mail, by, or at the direction of, the Chairman or the President or Vice-President, to each shareholder of record entitled to vote at such meeting. The notice should also indicate that it is being issued by, or at the direction of, the person calling the meeting.

Section 4
The business transacted at any special meeting of shareholders shall be limited to the purposes stated in the notice.

Section 5
After fixing a record date for a meeting, the officer who has charge of the stock ledger of the Corporation, shall prepare an alphabetical list of the names of all its shareholders entitled to notice of the meeting, arranged by voting group with the address of and the number, class, and series, if any, of shares held by each shareholder.  The stock ledger shall be the only evidence as to who are the shareholders entitled to examine the stock ledger, the list required by Section 219 of the Delaware General Corporation Law or the books of the Corporation, or to vote in person or by proxy at any shareholders’ meeting.

ARTICLE IV
QUORUM AND VOTING OF STOCK

Section 1
The holders of a majority of the shares of stock issued and outstanding and entitled to vote, represented in person or by proxy, shall constitute a quorum at all meetings of the shareholders for the transaction of business except as otherwise provided by statute or by the Certificate of Incorporation. If, however, such quorum shall not be present or represented at any meeting of the shareholders, the shareholders present in person or represented by proxy shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented. At such adjourned meeting at which a quorum shall be present or represented any business may be transacted which might have been transacted at the meeting as originally notified.  If the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting as provided in Section 3 of Article III.

            Section 2
If a quorum is present, the affirmative vote of a majority of the shares of stock represented at the meeting shall be the act of the shareholders, unless the vote of a greater or lesser number of shares of stock is required by law or the Certificate of Incorporation.

Section 3
Each outstanding share of stock having voting power shall be entitled to one vote on each matter submitted to a vote at a meeting of shareholders. A shareholder may vote either in person or by proxy executed in writing by the shareholder or by his duly authorized attorney-in-fact.

Section 4
The Board of Directors in advance of any shareholders' meeting may appoint one or more inspectors to act at the meeting or any adjournment thereof.  If inspectors are not so appointed, the person presiding at a shareholders' meeting may, and, on the request of any shareholder entitled to vote there-at, shall appoint one or more inspectors. In case any person appointed as inspector fails to appear or act, the vacancy may be filled by the Board of Directors in advance of the meeting or at the meeting by the person presiding thereat. Each inspector, before entering upon the discharge of his duties, shall take and sign an oath faithfully to execute the duties of inspector at such meeting with strict impartiality and according to the best of his ability.

Section 5
Unless otherwise provided in the Certificate of Incorporation, any action required to be taken at an annual meeting or special meeting of the stockholders of the Corporation, or any action which may be taken at any annual meeting or special meeting, may be taken without a meeting, without prior notice and without a vote,  if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and shall be delivered to the Corporation by delivery to its registered office in Delaware, to its principal place of business, or to an officer or agent of the Corporation having custody of the book in which proceedings of meetings are recorded.
Section 6
Unless otherwise restricted in the Certificate of Incorporation or these Bylaws, the Board of Directors may in its sole discretion permit stockholders to participate in meetings of stockholders by means of remote communication and shall be deemed present in person and permitted to vote at such meeting, provided that (i) the Corporation shall implement reasonable measures to verify that each person deemed present in person and permitted to vote at such meeting by means of remote communication is a stockholder, (ii) the Corporation shall implement reasonable measures to provide such stockholders a reasonable opportunity to participate in such meeting and to vote on matters submitted to the stockholders, and (iii) if any stockholder votes or takes action at such meeting by means of remote communication, a record of such vote or other action shall be maintained by the Corporation.

ARTICLE V
DIRECTORS

Section 1
The first Board of Directors shall consist of one person and all subsequent Boards of Directors of the Corporation, within three months from the Corporation’s date of Incorporation, shall consist of at least three persons, unless and until otherwise determined by vote of a majority of the entire Board of Directors.  Directors shall be at least eighteen years of age and need not be residents of the State of Delaware nor shareholders of the Corporation. The directors, other than the first Board of Directors,  shall be elected at the annual meeting of the shareholders, except as hereinafter provided, and each director elected shall serve a term of two years. The first Board of Directors shall hold office until the first annual meeting of shareholders.

Section 2
Any or all of the directors may be removed, with or without cause, at any time by the vote of the shareholders at a special meeting called for that purpose. Any director may be removed for cause by the action of the directors at a special meeting called for that purpose. If elected by cumulative voting, a director may be removed only by the shareholders and then only when the votes cast against his removal would not be sufficient to elect him if voted cumulatively at an election at which the same total number of votes were cast and the entire Board of Directors or the entire class of directors of which he is a member were then being elected. If the director being removed was elected by the holders of the shares of any class or series he cannot be removed by the directors and may be removed only by the applicable vote of the holders of shares of that class or series, voting as a class.

            Section 3
Unless otherwise provided in the Certificate of Incorporation, newly created directorships resulting from an increase in the Board of Directors and all vacancies occurring in the Board of Directors, including vacancies caused by removal without cause, may be filled by the affirmative vote of a majority of the Board of Directors, however, if the number of directors then in office is less than a quorum then such newly created directorships and vacancies may be filled by a vote of a majority of the directors then in office. A director elected to fill a vacancy shall hold office until the next meeting of shareholders at which election of directors is the regular order of business, and until his successor shall have been elected and qualified. A director elected to fill a newly created directorship shall serve until the next succeeding annual meeting of shareholders and until his successor shall have been elected and qualified.

Section 4
The business affairs of the Corporation shall be managed by its Board of Directors which may exercise all such powers of the Corporation and do all such lawful acts and things as are not by statute or by the Certificate of Incorporation or by these Bylaws directed or required to be exercised or done by the shareholders.

Section 5
The compensation of the officers of the Corporation shall be fixed from time to time by the Board of Directors.

ARTICLE VI
MEETINGS OF THE BOARD OF DIRECTORS

Section 1
Meetings of the Board of Directors, regular or special, may be held either within or without the State of Delaware.

Section 2
The first meeting of each newly elected Board of Directors shall be held at such time and place as shall be fixed by the vote of the shareholders at the annual meeting and no notice of such meeting shall be necessary to the newly elected directors in order legally to constitute the meeting, provided a quorum shall be present, or it may convene at such place and time as shall be fixed by the consent in writing of all the directors.  In the event that such meeting is not held at such time, the meeting may be held at such time and place as shall be specified in a notice given as hereinafter provided for special meetings of the Board of Directors, or as shall be specified in a written waiver signed by all of the directors.

Section 3
Regular meetings of the Board of Directors may be held upon such notice, or without notice, and at such time and at such place as shall from time to time be determined by the Board.

Section 4
Special meetings of the Board of Directors may be called by the Chairman or the President on one (1) days notice to each director personally or by mail, or on two (2) days notice to each director by telegram, telefax, telecopier or telephone; special meetings shall be called by the Chairman, the President or Secretary in like manner and on like notice on the written request of two directors.

Section 5
Notice of a meeting need not be given to any director who submits a signed waiver of notice whether before or after the meeting, or who attends the meeting without protesting, prior thereto or at its commencement, the lack of notice. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the Board of Directors need be specified in the notice or waiver of notice of such meeting.

            Section 6
A majority of the directors shall constitute a quorum for the transaction of business unless a greater or lesser number is required by law or by the Certificate of Incorporation. The vote of a majority of the directors present at any meeting at which a quorum is present shall be the act of the Board of Directors, unless the vote of a greater number is required by law or by the Certificate of Incorporation. If a quorum shall not be present at any meeting of directors, the directors present may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present.

Section 7
Unless the Certificate of Incorporation provides otherwise, any action required or permitted to be taken at a meeting of the directors or a committee thereof may be taken without a meeting if a consent in writing to the adoption of a resolution authorizing the action so taken, shall be signed by all of the directors entitled to vote with respect to the subject matter thereof.

Section 8
Unless otherwise restricted by the Certificate of Incorporation or these by-laws, members of the Board of Directors, may participate in a meeting of the Board of Directors or any committee by means of conference telephone or any other communications equipment by means of which all persons participating in a meeting can hear each other and such participation in a meeting shall constitute presence in person at the meeting.

ARTICLE VII
EXECUTIVE COMMITTEE

Section 1
The Board of Directors shall strive, with due speed, to designate a Nominating and Governance Committee, a Compensation Committee, and an Audit Committee and may, by resolution passed by a majority of the whole Board, designate one or more other committees, each such committee to consist of one or more of the directors of the Corporation.  Any such designated committee shall have and may exercise such of the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation as may be provided in these Bylaws or such resolution.  No such committee shall have the power or authority in reference to amending the Certificate of Incorporation (except that a committee may, to the extent authorized in the resolution or resolutions providing for the issuance of shares of stock adopted by the Board of Directors as provided by statute, fix the designation and any of the preferences or rights of such shares relating to dividends, redemption, dissolution, any distribution of assets of the Corporation or the conversion into, or the exchange of such shares for, shares of any other class or classes or any other series of the same or any other class or classes of stock of the Corporation or fix the number of shares of any series of stock or authorize the increase or decrease of the shares of any series), adopting an agreement of merger or consolidation, recommending to the stockholders the sale, lease or exchange of all or substantially all of the Corporation's property and assets, recommending to the stockholders a dissolution of the Corporation or a revocation of a dissolution, or amending the By-laws of the Corporation; and, unless the resolution, Bylaws, or Certificate of Incorporation expressly so provide, no such committee shall have the power or authority to declare a dividend, to authorize the issuance of stock, or to adopt a certificate of ownership and merger. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of such committee.  In the absence or disqualification of any member of such committee or committees, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member. Such committee or committees shall have such name or names and such limitations of authority as may be determined from time to time by the By-laws, by the Charter for such committee adopted by the Board of Directors, or by a resolution adopted by the Board of Directors.
Vacancies in the membership of the committee shall be filled by the Board of Directors at a regular or special meeting of the Board of Directors.  Each committee shall keep regular minutes of its proceedings and report the same to the board when required.

ARTICLE VIII
NOTICES

Section 1
Whenever, under the provisions of the statutes or of the Certificate of Incorporation or of these Bylaws, notice is required to be given to any director or stockholder, it shall not be construed to mean personal notice, but such notice may be given in writing, by electronic transmission when such director or stockholder has consented to the delivery of notice in such form or in writing by mail, addressed to such director or stockholder, at his address as it appears on the records of the Corporation, with postage thereon prepaid, and such notice shall be deemed to be given at the time when the same shall be deposited in the United States mail. Notice given by electronic transmission shall be deemed given: (a) if by facsimile telecommunication, when directed to the number at which a stockholder or director has consented to receive notice; or  (b) if by electronic mail, when  directed to an electronic mail address at which a stockholder or director has consented to receive notice to directors may also be given by telegram, telefax, telecopier or telephone.

Section 2
Whenever any notice of a meeting is required to be given under the provisions of the statutes or under the provisions of the Certificate of Incorporation or these Bylaws, a waiver thereof in writing signed by the person or persons entitled to such notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice.

ARTICLE IX
OFFICERS

           Section 1
           The officers of the Corporation shall be chosen by the Board of Directors and shall be a President, a Secretary and a Treasurer. The Board of Directors in its discretion may also elect a Chairman of the Board of Directors. The Board of Directors may also choose one or more Vice-Presidents, and one or more Assistant Secretaries and Assistant Treasurers.

           Section 2
           The Board of Directors at its first meeting after each annual meeting of shareholders shall choose a President, a Secretary and a Treasurer, none of whom need be a member of the Board of Directors. Any two or more offices may be held by the same person, except the offices of President and Secretary. Notwithstanding the above, when all the issued and outstanding stock of the Corporation is owned by one person, such person may hold all or any combination of offices.

           Section 3
           The Board of Directors may appoint such other officers and agents as it shall deem necessary who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the Board of Directors.

           Section 4
           The salaries of all officers and agents of the Corporation shall be fixed by the Board of Directors.

           Section 5
The officers of the Corporation shall hold office until their successors are chosen and qualify. Any officer elected or appointed by the Board of Directors may be removed at any time by the affirmative vote of a majority of the Board of Directors. Any vacancy occurring in any office of the Corporation shall be filled by the Board of Directors.

 Section 6  (Chairman of the Board)
            The Chairman of the Board of Directors shall be a director and shall preside at all meetings of the Board of Directors at which he shall be present, and shall have such power and perform such duties as may from time to time be assigned to him by the Board of Directors.

Section 7 (President)
The President shall be the Chief Executive Officer of the Corporation, shall preside at all meetings of the shareholders and, in the absence of the Chairman of the Board of Directors, the Board of Directors shall have general and active management of the business of the Corporation and shall see that all orders and resolutions of the Board of Directors are carried into effect. He shall have the power to call special meetings of the stockholders or of the Board of Directors or of the Executive Committee at any time.

Section 8
The President shall execute bonds, mortgages and other contracts, except where required or permitted by law to be otherwise signed and executed and except where the signing and execution thereof shall be expressly delegated by the Board of Directors to some other officer or agent of the Corporation.

Section 9 (Vice-President)
The Vice-President or, if there shall be more than one, the Vice-Presidents in the order determined by the Board of Directors, shall, in the absence or disability of the president, perform the duties and exercise the powers of the President and shall perform such other duties and have such other powers as the Board of Directors may from time to time prescribe.

           Section 10 (Secretary/Assistant Secretary)
The Secretary shall attend all meetings of the Board of Directors and all meetings of the shareholders and record all the proceedings of the meetings of the Corporation and of the Board of Directors in a book to be kept for that purpose and shall perform like duties for the standing committees when required.  He shall give, or cause to be given, notice of all meetings of the shareholders and special meetings of the Board of Directors, and shall perform such other duties as may be prescribed by the Board of Directors or president, under whose supervision he shall be.

            Section 11
The Assistant Secretary or, if there be more than one, the Assistant Secretaries in the order determined by the Board of Directors, shall, in the absence or disability of the secretary, perform the duties and exercise the powers of the Secretary and shall perform such other duties and have such other powers as the Board of Directors may from time to time prescribe.

Section 12  (Treasurer/Assistant Treasurer)
The Treasurer shall have the custody of the Corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Board of Directors.

Section 13
He shall disburse the funds of the Corporation as may be ordered by the Board of Directors, taking proper vouchers for such disbursements, and shall render to the president and the Board of Directors at its regular meetings, or when the Board of Directors so requires, an account of all his transactions as treasurer and of the financial condition of the Corporation.

Section 14
If required by the Board of Directors, he shall give the Corporation a bond in such sum and with such surety or sureties as shall be satisfactory to the Board of Directors for the faithful performance of the duties of his office and for the restoration to the Corporation, in case of his death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in his possession or under his control belonging to the Corporation.

Section 15
The Assistant Treasurer, or, if there shall be more than one, the Assistant Treasurers in the order determined by the Board of Directors, shall, in the absence or disability of the Treasurer, perform the duties and exercise the powers of the treasurer and shall perform such other duties and have such other powers as the Board of Directors may from time to time prescribe.

ARTICLE X
STOCK/ SHARE CERTIFICATES

Section 1
The shares of the Corporation shall be represented by certificates signed by the Chairman or Vice-Chairman of the Board of Directors or the President or a Vice-President and the Secretary or an Assistant Secretary or the Treasurer or an Assistant Treasurer of the Corporation. When the Corporation is authorized to issue shares of more than one class there shall be set forth upon the face or back of the certificate, or the certificate shall have a statement that the Corporation will furnish to any shareholder upon request, the designation, relative rights, preferences and limitations of each such series so far as the same have been fixed and the authority of the Board of Directors to designate and fix the relative rights, preferences and limitations of other series.

Section 2
The signatures of the officers of the Corporation upon a certificate may be facsimiles if the certificate is countersigned by a transfer agent or registered by a registrar other than the Corporation itself or an employee of the Corporation.  In case any officer who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer before such certificate is issued, it may be issued by the Corporation with the same effect as if he were such officer at the date of issue.

Section 3
The Board of Directors may direct a new certificate to be issued in place of any certificate theretofore issued by the Corporation alleged to have been lost or destroyed.  When authorizing such issue of a new certificate, the Board of Directors, in its discretion and as a condition precedent to the issuance thereof, may prescribe such terms and conditions as it deems expedient, and may require such indemnities as it deems adequate, to protect the Corporation from any claim that may be made against it with respect to any such certificate alleged to have been lost or destroyed.

              Section 4
Upon surrender to the Corporation or the transfer agent of the Corporation of a certificate representing shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, a new certificate shall be issued to the person entitled thereto, and the old certificate cancelled and the transaction recorded upon the books of the Corporation.

Section 5
For the purpose of determining shareholders entitled to notice of or to vote at any meeting of shareholders or any adjournment thereof, or to express consent to or dissent from any proposal without a meeting, or for the purpose of determining shareholders entitled to receive payment of any dividend or the allotment of any rights, or for the purpose of any other action, the Board of Directors may fix, in advance, a date as the record date for any such determination of shareholders.  Such date shall not be more than fifty nor less than ten days before the date of any meeting nor more than sixty days prior to any other action.  When a determination of shareholders of record entitled to notice of or to vote at any meeting of shareholders has been made as provided in this section, such determination shall apply to any adjournment thereof, unless the board fixes a new record date for the adjourned meeting.

Section 6
The Corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and to hold liable for calls and assessments a person registered on its books as the owner of shares, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Delaware.

Section 7
A list of shareholders as of the record date, certified by the corporate officer responsible for its preparation or by a transfer agent, shall be produced at any meeting upon the request thereat or prior thereto of any shareholder.  If the right to vote at any meeting is challenged, the inspectors of election, or person presiding thereat, shall require such list of shareholders to be produced as evidence of the right of the persons challenged to vote at such meeting and all persons who appear from such list to be shareholders entitled to vote thereat may vote at such meeting.
ARTICLE XI
GENERAL PROVISIONS

DIVIDENDS
Section 1
Subject to the provisions of the Certificate of Incorporation relating thereto, if any, dividends may be declared by the Board of Directors at any regular or special meeting, pursuant to law.  Dividends may be paid in cash, in shares of the capital stock or in the Corporation's bonds or its property, including the shares or bonds of other corporations subject to any provisions of law and of the Certificate of Incorporation.
Section 2
Before payment of any dividend, there may be set aside out of any funds of the Corporation available for dividends such sum or sums as the Board of Directors from time to time, in their absolute discretion, think proper as a reserve fund to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the Corporation, or for such other purpose as the directors shall think conducive to the interest of the Corporation, and the Board of Directors may modify or abolish any such reserve in the manner in which it was created.

CHECKS
Section 3
All checks or demands for money and notes of the Corporation shall be signed by such officer or officers or such other person or persons as the Board of Directors may from time to time designate.

            FISCAL YEAR
Section 4
The fiscal year of the Corporation shall be fixed by resolution of the Board of Directors.

ARTICLE XII
INDEMNIFICATION/INSURANCE

INDEMNIFICATION OF DIRECTORS AND OFFICERS
Section 1
The Corporation shall, to the maximum extent and in the manner permitted by the General Corporation Law of Delaware as the same now exists or may hereafter be amended, indemnify any person against expenses (including attorneys' fees), judgments, fines, and amounts paid in settlement actually and reasonably incurred in connection with any threatened, pending or completed action, suit, or proceeding in which such person was or is a party or is threatened to be made a party by reason of the fact that such person is or was a director or officer of the Corporation.   For purposes of this Article XII, a "director" or "officer" of the Corporation shall mean any person (i) who is or was a director or officer of the Corporation, (ii) who is or was serving at the request of the Corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise, or (iii) who was a director or officer of a corporation which was a predecessor corporation of the Corporation or of another enterprise at the request of such predecessor corporation.
The Corporation shall be required to indemnify a director or officer in connection with an action, suit, or proceeding (or part thereof) initiated by such director or officer only if the initiation of such action, suit, or proceeding (or part thereof) by the director or officer was authorized by the Board of Directors of the Corporation.
The Corporation shall pay the expenses (including attorney's fees) incurred by a director or officer of the Corporation entitled to indemnification hereunder in defending any action, suit or proceeding referred to in this Section 1 in advance of its final disposition; provided, however, that payment of expenses incurred by a director or officer of the Corporation in advance of the final disposition of such action, suit or proceeding shall be made only upon receipt of an undertaking by the director or officer to repay all amounts advanced if it should ultimately be determined that the director of officer is not entitled to be indemnified under this Section 1 or otherwise.
The rights conferred on any person by this Article shall not be exclusive of any other rights which such person may have or hereafter acquire under any statute, provision of the Corporation's Certificate of Incorporation, these Bylaws, agreement, vote of the stockholders or disinterested directors or otherwise.
Any repeal or modification of the foregoing provisions of this Article shall not adversely affect any right or protection hereunder of any person in respect of any act or omission occurring prior to the time of such repeal or modification.

INDEMNIFICATION OF OTHERS
Section 2
The Corporation shall have the power, to the maximum extent and in the manner permitted by the General Corporation Law of Delaware as the same now exists or may hereafter be amended, to indemnify any person (other than directors and officers) against expenses (including attorneys' fees), judgments, fines, and amounts paid in settlement actually and reasonably incurred in connection with any threatened, pending or completed action, suit, or proceeding, in which such person was or is a party or is threatened to be made a party by reason of the fact that such person is or was an employee or agent of the Corporation.   For purposes of this Section 2, an "employee" or "agent" of the Corporation (other than a director or officer) shall mean any person (i) who is or was an employee or agent of the Corporation, (ii) who is or was serving at the request of the Corporation as an employee or agent of another corporation, partnership, joint venture, trust or other enterprise, or (iii) who was an employee or agent of a corporation which was a predecessor corporation of the Corporation or of another enterprise at the request of such predecessor corporation.

INSURANCE
Section 3
The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him or her and incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not the corporation would have the power to indemnify him or her against such liability under the provisions of the General Corporation Law of Delaware.

ARTICLE XIII
AMENDMENTS

           These Bylaws may be amended or repealed or new by laws may be adopted at any regular or special meeting of shareholders at which a quorum is present or represented, by the vote of the holders of shares entitled to vote in the election of any directors, provided notice of the proposed alteration, amendment or repeal be contained in the notice of such meeting.  If provided in the Certificate of Incorporation of the Corporation, the Board of Directors shall have the power to adopt, amend and repeal from time to time by-laws of the Corporation, subject to the right of the stockholders entitled to vote with respect thereto to amend or repeal such by-laws as adopted or amended by the Board of Directors.

ARTICLE XIII
CONTRACTUAL RELATIONSHIPS

           No contract or transaction shall be void or void-able if such contract or transaction is between the Corporation and one or more of its directors or officers, or between the Corporation and any other corporation, partnership, association, or other organization in which one or more of its directors or officers, are directors or officers, or have a financial interest, when such director or officer is present at or participates in the meeting of the Board of Directors or committee which authorizes the contract or transaction or his/her votes are counted for such purpose, if:

(a)
the material facts as to his/her relationship or interest and as to the contract or transaction are disclosed or are known to the board of directors or the committee, and the board or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or

(b)
the material facts as to his/her relationship or relationships or interest and as to the contract or transaction are disclosed or are known to the shareholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the shareholders; or

(c)
the contract or transaction is fair as to the Corporation as of the time its is authorized, approved or ratified, by the board of directors, a committee or the shareholders.  Such interested directors may be counted when determining the presence of a quorum at the board of directors or committee meeting authorizing the contract or transaction.

 EXHIBIT 10.6

VII MEDIA CORPORATION
2011 Equity Incentive Plan

Section 1.                                                      Purpose; Definitions.
            1.1.           Purpose.    The purpose of the 2011 Equity Incentive Plan (“Plan”) is to enable VGTEL, INC. (“Company”) to offer to its employees, officers, directors and consultants whose past, present and/or potential contributions to the Company and its Subsidiaries have been, are or will be important to the success of the Company, an opportunity to acquire a proprietary interest in the Company.  The various types of long-term incentive Award(s) (“Award(s)”) that may be provided under the Plan will enable the Company to respond to changes in compensation practices, tax laws, accounting regulations and the size and diversity of its businesses.
            1.2.                            Definitions.   For purposes of the Plan, the following terms shall be defined as set forth below:
                       (a)          “Agreement” means the agreement between the Company and the Holder, or such other document as may be determined by the Committee, setting forth the terms and conditions of an award under the Plan.
(b)          “Board” means the Board of Directors of the Company.
(c)          “Code” means the Internal Revenue Code of 1986, as amended from time to time.
(d)          “Committee” means the (i) the Board of Directors of the Company or (ii) a Committee of the board of directors designated to administer the Plan which is comprised solely of 2 or more outside directors all of whom are “outside directors” within the meaning of the regulations issued under Section 162(m) of the Code.
(e)          “Common Stock” means the Common Stock of the Company, par value $0.0001 per share.
(f)          “Company” means VGTel, Inc., a corporation organized under the laws of the State of New York.
(g)          “Disability” means physical or mental impairment as determined under procedures established by the Committee for purposes of the Plan.
(h)          “Effective Date” means the date determined pursuant to Section 12.1.
(i)           “Fair Market Value,” unless otherwise required by any applicable provision of the Code or any regulations issued thereunder, means, as of any given date: (i) if the Common Stock is listed on a national securities exchange or the NASDAQ Stock Market, the last sale price of the Common Stock in the principal trading market for the Common Stock on such date, as reported by the exchange or NASDAQ, as the case may be; (ii) if the Common Stock is not listed on a national securities exchange or the NASDAQ Stock Market, but is traded in the over-the-counter market, the closing bid price for the Common Stock on such date, as reported by the OTC Bulletin Board or Pink Sheets, LLC or similar publisher of such quotations; and (iii) if the fair market value of the Common Stock cannot be determined pursuant to clause (i) or (ii) above, such price as the Committee shall determine, in good faith.
(j)           “Holder(s)” means a person who has received an award under the Plan.
(k)          “Incentive Stock Option(s)” means any Stock Option intended to be and designated as an “incentive stock option” within the meaning of Section 422 of the Code.
(l)           “Non-qualified Stock Option” means any Stock Option that is not an Incentive Stock Option.
(m)         "Original Option(s)" shall mean an option as defined in Section 8 of this Plan.
(n)          “Other Stock-Based Award” means an award under Section 9 that is valued in whole or in part by reference to, or is otherwise based upon, Common Stock.
(o)          “Parent” means any present or future “parent corporation” of the Company, as such term is defined in Section 424(e) of the Code.
(p)          “Plan” means the VGTel, Inc. 2011 Equity Incentive Plan, as hereinafter amended from time to time.
(q)           “Reload Options” means an option granted pursuant to Section 8.
                       (r)          “Repurchase Value” shall mean the Fair Market Value if the award to be settled under Section 2.2(e) or repurchased under Section 9.2 is comprised of shares of Common Stock and the difference between Fair Market Value and the Exercise Price (if lower than Fair Market Value) if the award is a Stock Option or Stock Appreciation Right; in each case, multiplied by the number of shares subject to the award.
                       (s)          “Restricted Stock” means Common Stock received under an award made pursuant to Section 7 that is subject to restrictions under Section 7.
                       (t)          “SAR Value” means the excess of the Fair Market Value (on the exercise date) over (a) the exercise price that the participant would have otherwise had to pay to exercise the related Stock Option or (b) if a Stock Appreciation Right is granted unrelated to a Stock Option, the Fair Market Value of a share of Common Stock on the date of grant of the Stock Appreciation Right, in either case, multiplied by the number of shares for which the Stock Appreciation Right is exercised.
                       (u)           “Stock Appreciation Right(s)” means the right to receive from the Company, on surrender of all or part of the related Stock Option, without a cash payment to the Company, a number of shares of Common Stock equal to the SAR Value divided by the Fair Market Value (on the exercise date).
                       (v)          “Stock Option(s)” or “Option(s)” means any option to purchase shares of Common Stock which is granted pursuant to the Plan.
                       (w)          “Subsidiary(ies)” means any present or future “subsidiary corporation” of the Company, as such term is defined in Section 424(f) of the Code.
                       (x)          “Vest” means to become exercisable or to otherwise obtain ownership rights in an award.

Section 2.                                Administration.
           2.1.                            Committee Membership. The Plan shall be administered by (i) the  Board, or  (ii) a Committee of the Board which is comprised solely of 2 or more outside directors all of whom are “outside directors” within the meaning of the regulations issued under Section 162(m) of the Code.  Committee members shall serve for such term as the Board may in each case determine and shall be subject to removal at any time by the Board.
            2.2.                            Powers of Committee.   The Committee shall have full authority to award, pursuant to the terms of the Plan: (i) Stock Options, (ii) Stock Appreciation Rights, (iii) Restricted Stock, and/or (iv) Other Stock-Based Awards. For purposes of illustration and not of limitation, the Committee shall have the authority (subject to the express provisions of this Plan):
                                  (a)          to select the officers, employees, directors and consultants of the Company or any Subsidiary to whom Stock Options, Stock Appreciation Rights, Restricted Stock and/or Other Stock-Based Awards may from time to time be awarded hereunder.
                                  (b)          to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder (including, but not limited to, number of shares, share exercise price or types of consideration paid upon exercise of such options, such as other securities of the Company or other property, any restrictions or limitations, and any vesting, exchange, surrender, cancellation, acceleration, termination, exercise or forfeiture provisions, as the Committee shall determine);
                                  (c)          to determine any specified performance goals or such other factors or criteria which need to be attained for the vesting of an Award granted hereunder;
                                  (d)          to determine the terms and conditions under which Awards granted hereunder are to operate on a tandem basis and/or in conjunction with or apart from other equity awarded under this Plan and cash and non-cash Awards made by the Company or any Subsidiary outside of this Plan; and
                                  (e)            to make payments and distributions with respect to Awards (i.e., to “settle” Awards) through cash payments in an amount equal to the Repurchase Value.
The Committee may not modify or amend any outstanding Option or Stock Appreciation Right to reduce the exercise price of such Option or Stock Appreciation Right, as applicable, below the exercise price as of the date of grant of such Option or Stock Appreciation Right.  In addition, no Option or Stock Appreciation Right may be granted in exchange for, or in connection with, the cancellation or surrender of an Option or Stock Appreciation Right or other Award having a higher exercise price.
           2.3.      Interpretation of Plan.
                                  (a)          Committee Authority.   Subject to Section 11, the Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall from time to time deem advisable to interpret the terms and provisions of the Plan and any award issued under the Plan (and to determine the form and substance of all agreements relating thereto), and to otherwise supervise the administration of the Plan.   Subject to Section 10, all decisions made by the Committee pursuant to the provisions of the Plan shall be made in the Committee’s sole discretion and shall be final and binding upon all persons, including the Company, its Subsidiaries and Holders.
                                  (b)           Incentive Stock Options.   Anything in the Plan to the contrary notwithstanding, no term or provision of the Plan relating to Incentive Stock Options (including but not limited to Stock Appreciation rights granted in conjunction with an Incentive Stock Option) or any Agreement providing for Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify the Plan under Section 422 of the Code or, without the consent of the Holders affected, to disqualify any Incentive Stock Option under such Section 422.

Section 3.                                Stock Subject to Plan.
            3.1.      Number of Shares.   Subject to the last sentence of Section 7.1, the total number of shares of Common Stock reserved and available for issuance under the Plan shall be 10,000,000 shares and is subject to adjustment as provided in Section 3.2.  Shares of Common Stock under the Plan (“Shares”) may consist, in whole or in part, of authorized and unissued shares or treasury shares. If any shares of Common Stock that have been granted pursuant to a Stock Option cease to be subject to a Stock Option, or if any shares of Common Stock that are subject to any Stock Appreciation Right, Restricted Stock award or Other Stock-Based Award granted hereunder are forfeited, or any such award otherwise terminates without a payment being made to the Holder in the form of Common Stock, such shares shall again be available for distribution in connection with future grants and Awards under the Plan.  If a Holder pays the exercise price of a Stock Option by surrendering any previously owned shares and/or arranges to have the appropriate number of shares otherwise issuable upon exercise withheld to cover the withholding tax liability associated with the Stock Option exercise, then, in the Committee’s discretion, the number of shares available under the Plan may be increased by the lesser of (i) the number of such surrendered shares and shares used to pay taxes; and (ii) the number of shares purchased under such Stock Option.
            3.2.      Adjustment Upon Changes in Capitalization, Etc.   In the event of any common stock dividend payable on shares of Common Stock, Common Stock forward split or reverse split, combination or exchange of shares of Common Stock, or other extraordinary or unusual event which results in a change in the underlying shares of Common Stock of the Company as a whole, such change shall apply to any and all grants made to any beneficiary which grant date precedes the date which gives rise to such event,  except as to stock dividends which shall only apply to grants of options already exercised, in order to prevent dilution or enlargement of the benefits available under the Plan (including number of shares subject to the award and the exercise price) or the aggregate number of shares reserved for issuance under the Plan. Any such adjustments will be made by the Committee, whose determination will be final, binding and conclusive.

Section 4.                                 Eligibility.

            Awards may be made or granted to employees, officers, directors and consultants who are deemed to have rendered or to be able to render significant services to the Company or its Subsidiaries and who are deemed to have contributed or to have the potential to contribute to the success of the Company and which recipients are qualified to receive options under the regulations governing Form S-8 registration statements under the Securities Act of 1933, as amended (“Securities Act”).  No Incentive Stock Option shall be granted to any person who is not an employee of the Company or an employee of a Subsidiary at the time of grant or so qualified as set forth in the immediately preceding sentence. Notwithstanding the foregoing, an award may also be made or granted to a person in connection with his hiring or retention, or at any time on or after the date he reaches an agreement (oral or written) with the Company with respect to such hiring or retention, even though it may be prior to the date the person first performs services for the Company or its Subsidiaries; provided, however, that no portion of any such award shall vest prior to the date the person first performs such services and the date of grant shall be deemed to be the date hiring or retention commences.

Section 5.           Stock Options.

            5.1.      Grant and Exercise.   Stock Options granted under the Plan may be of two types: (i) Incentive Stock Options and (ii) Non-qualified Stock Options. Any Stock Option granted under the Plan shall contain such terms, not inconsistent with this Plan, or with respect to Incentive Stock Options, not inconsistent with the Plan and the Code, as the Committee may from time to time approve.  The Committee shall have the authority to grant Incentive Stock Options or Non-qualified Stock Options, or both types of Stock Options which may be granted alone or in addition to other Awards granted under the Plan.  To the extent that any Stock Option intended to qualify as an Incentive Stock Option does not so qualify, it shall constitute a separate Non-qualified Stock Option.
            5.2.      Terms and Conditions.  Stock Options granted under the Plan shall be subject to the following terms and conditions:
                       (a)                           Option Term.   The term of each Stock Option shall be fixed by the Committee; provided, however, that an Incentive Stock Option may be granted only within the ten-year period commencing from the Effective Date and may only be exercised within ten years of the date of grant (or five years in the case of an Incentive Stock Option granted to an optionee who, at the time of grant, owns Common Stock possessing more than 10% of the total combined voting power of all classes of voting stock of the Company (“10% Shareholder”)).
                       (b)           Exercise Price.  The exercise price per share of Common Stock purchasable under a Stock Option shall be determined by the Committee at the time of grant and may not be less than 100% of the Fair Market Value on the date of grant (or, if greater, the par value of a share of Common Stock); provided, however, that the exercise price of an Incentive Stock Option granted to a 10% Shareholder will not be less than 110% of the Fair Market Value on the date of grant.
                       (c)           Exercisability.   Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee. The Committee intends generally to provide that Stock Options be exercisable only in installments, i.e., that they vest over time, typically over a five-year period.  The Committee may waive such installment exercise provisions at any time at or after the time of grant in whole or in part, based upon such factors as the Committee determines.  Notwithstanding the foregoing, in the case of an Incentive Stock Option, the aggregate Fair Market Value (on the date of grant of the Option) with respect to which Incentive Stock Options become exercisable for the first time by a Holder during any calendar year (under all such plans of the Company and its Parent and Subsidiaries) shall not exceed $100,000.
               (d)           Method of Exercise.   Subject to whatever installment, exercise and waiting period provisions are applicable in a particular case, Stock Options may be exercised in whole or in part at any time during the term of the Option by giving written notice of exercise to the Company specifying the number of shares of Common Stock to be purchased. Such notice shall be accompanied by payment in full of the purchase price.
              (e)           Payment.  Payment for Shares purchased pursuant to the Plan may be made in cash (by check) or, where expressly approved for the Participant by the Board and where permitted by law:
                                            (i)           by cancellation of indebtedness of the Company to the Participant;
                                            (ii)           by transfer of Shares that either (1) have been owned by Participant for more than six (6) months and have been paid for within the meaning of SEC Rule 144; or (2) were obtained by Participant in the public market;
                                            (iii)           by waiver of compensation due or accrued to Participant for services rendered;
(iv)	by tender of property;
                                            (v)           with a promissory note in favor of the Company, which such note shall (1) provide for full recourse to the maker, (2) be collateralized by the pledge of the Shares that the Optionee purchases upon exercise of the Option, (3) bear interest at the prime rate of the Company’s principal lender, and (4) contain such other terms as the Board in its sole discretion shall reasonably require; and,
                                            (vi)           with respect only to purchases upon exercise of an Option, and provided that a public market for the Company’s stock exists:
                       (f)           Transferability.   Except as may be set forth in the next sentence of this Section or in the Agreement, no Stock Option shall be transferable by the Holder other than by will or by the laws of descent and distribution, and all Stock Options shall be exercisable, during the Holder’s lifetime, only by the Holder (or, to the extent of legal incapacity or incompetency, the Holder’s guardian or legal representative). Notwithstanding the foregoing, a Holder, with the approval of the Committee, may transfer a Non-Qualified Stock Option (i) (A) by gift, for no consideration, or (B) pursuant to a domestic relations order, in either case, to or for the benefit of the Holder’s “Immediate Family” (as defined below), or (ii) to an entity in which the Holder and/or members of Holder’s Immediate Family own more than fifty percent of the voting interest, in exchange for an interest in that entity, subject to such limits as the Committee may establish and the execution of such documents as the Committee may require, and the transferee shall remain subject to all the terms and conditions applicable to the Non-Qualified Stock Option prior to such transfer. The term “Immediate Family” shall mean any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law, including adoptive relationships, any person sharing the Holder’s household (other than a tenant or employee), a trust in which these persons have more than fifty percent beneficial interest, and a foundation in which these persons (or the Holder) control the management of the assets.  The Committee may, in its sole discretion, permit transfer of an Incentive Stock Option in a manner consistent with applicable tax and securities law upon the Holder’s request.
                       (g)           Termination by Reason of Death.   If a Holder’s employment by, or association with, the Company or a Subsidiary terminates by reason of death, any Stock Option held by such Holder, unless otherwise determined by the Committee and set forth in the Agreement, shall thereupon automatically terminate, except that the portion of such Stock Option that has vested on the date of death may thereafter be exercised by the legal representative of the estate or by the legatee of the Holder under the will of the Holder, for a period of one year (or such other greater or lesser period as the Committee may specify in the Agreement) from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is shorter.
                       (h)           Termination by Reason of Disability.  If a Holder’s employment by, or association with, the Company or any Subsidiary terminates by reason of Disability, any Stock Option held by such Holder, unless otherwise determined by the Committee and set forth in the Agreement, shall thereupon automatically terminate, except that the portion of such Stock Option that has vested on the date of termination may thereafter be exercised by the Holder for a period of one year (or such other greater or lesser period as the Committee may specify in the Agreement) from the date of such termination or until the expiration of the stated term of such Stock Option, whichever period is shorter.
                       (i)           Termination by Reason of Normal Retirement.   Subject to the provisions of Section 13.3, if such Holder’s employment by, or association with, the Company or any Subsidiary terminates due to Normal Retirement, any Stock Option held by such Holder, unless otherwise determined by the Committee and set forth in the Agreement, shall thereupon automatically terminate, except that the portion of such Stock Option that has vested on the date of termination may thereafter be exercised by the Holder for a period of one year (or such other greater or lesser period as the Committee may specify in the Agreement) from the date of such termination or until the expiration of the stated term of such Stock Option, whichever period is shorter.
                       (j)           Other Termination.   Subject to the provisions of Section 13.3, if such Holder’s employment by, or association with, the Company or any Subsidiary terminates for any reason other than death, Disability or Normal Retirement, any Stock Option held by such Holder, unless otherwise determined by the Committee and set forth in the Agreement, shall thereupon automatically terminate, except that, if the Holder’s employment is terminated by the Company or a Subsidiary without cause, the portion of such Stock Option that has vested on the date of termination may thereafter be exercised by the Holder for a period of three months (or such other greater or lesser period as the Committee may specify in the Agreement) from the date of such termination or until the expiration of the stated term of such Stock Option, whichever period is shorter.
                       (k)           Buyout and Settlement Provisions.   The Committee may at any time, in its sole discretion, offer to repurchase a Stock Option previously granted, based upon such terms and conditions as the Committee shall establish and communicate to the Holder at the time that such offer is made.

Section 6.                                     Stock Appreciation Rights.
            6.1.           Grant and Exercise.   Subject to the terms and conditions of the Plan, the Committee may grant Stock Appreciation Rights in tandem with an Option or alone and unrelated to an Option.  The Committee may grant Stock Appreciation Rights to participants who have been or are being granted Stock Options under the Plan as a means of allowing such participants to exercise their Stock Options without the need to pay the exercise price in cash.  In the case of a Non-qualified Stock Option, a Stock Appreciation Right may be granted either at or after the time of the grant of such Non-qualified Stock Option. In the case of an Incentive Stock Option, a Stock Appreciation Right may be granted only at the time of the grant of such Incentive Stock Option.
6.2.           Terms and Conditions. Stock Appreciation Rights shall be subject to the following terms and conditions:
                       (a)          Exercisability.   Stock Appreciation Rights shall be exercisable as shall be determined by the Committee and set forth in the Agreement, subject to the limitations, if any, imposed by the Code with respect to related Incentive Stock Options.
                       (b)           Termination.    A Stock Appreciation Right shall terminate and shall no longer be exercisable upon the termination or after the exercise of the related Stock Option.
                       (c)           Method of Exercise.    Stock Appreciation Rights shall be exercisable upon such terms and conditions as shall be determined by the Committee and set forth in the Agreement and by surrendering the applicable portion of the related Stock Option. Upon such exercise and surrender, the Holder shall be entitled to receive a number of shares of Common Stock equal to the SAR Value divided by the Fair Market Value on the date the Stock Appreciation Right is exercised.
                       (d)            Shares Affected Upon Plan.   The granting of a Stock Appreciation Right shall not affect the number of shares of Common Stock available for Awards under the Plan.  The number of shares available for Awards under the Plan will, however, be reduced by the number of shares of Common Stock acquirable upon exercise of the Stock Option to which such Stock Appreciation Right relates.

Section 7.                                    Restricted Stock.
            7.1.           Grant.   Shares of Restricted Stock may be awarded either alone or in addition to other Awards granted under the Plan. The Committee shall determine the eligible persons to whom, and the time or times at which, grants of Restricted Stock will be awarded, the number of shares to be awarded, the price (if any) to be paid by the Holder, the time or times within which such Awards may be subject to forfeiture (“Restriction Period”), the vesting schedule and rights to acceleration thereof and all other terms and conditions of the Awards.  Notwithstanding anything to the contrary elsewhere in this Plan, for purposes of determining the number of Shares available for Awards pursuant to Section 3.1, each share of Common Stock subject to a Restricted Stock award shall be deemed to be one Share.
            7.2.           Terms and Conditions.   Each Restricted Stock award shall be subject to the following terms and conditions:
                       (a)           Certificates.   Restricted Stock, when issued, will be represented by a stock certificate or certificates registered in the name of the Holder to whom such Restricted Stock shall have been awarded. During the Restriction Period, certificates representing the Restricted Stock and any securities constituting ‘Retained Distributions’ (as defined below) shall bear a legend to the effect that ownership of the Restricted Stock (and such Retained Distributions) and the enjoyment of all rights appurtenant thereto are subject to the restrictions, terms and conditions provided in the Plan and the Agreement.  Such certificates shall be deposited by the Holder with the Company, together with stock powers or other instruments of assignment, each endorsed in blank, which will permit transfer to the Company of all or any portion of the Restricted Stock and any securities constituting Retained Distributions that shall be forfeited or that shall not become vested in accordance with the Plan and the Agreement.
                       (b)           Rights of Holder.   Restricted Stock shall constitute issued and outstanding shares of Common Stock for all corporate purposes. The Holder will have the right to vote such Restricted Stock and to exercise all other rights, powers and privileges of a holder of Common Stock with respect to such Restricted Stock, with the exceptions that: (i) the Holder will not be entitled to delivery of the stock certificate or certificates representing such Restricted Stock until the Restriction Period shall have expired and unless all other vesting requirements with respect thereto shall have been fulfilled; (ii) the Company will retain custody of the stock certificate or certificates representing the Restricted Stock during the Restriction Period; (iii) the Company will retain custody of all dividends and distributions (“Retained Distributions”) made, paid or declared with respect to the Restricted Stock (and such Retained Distributions will be subject to the same restrictions, terms and conditions as are applicable to the Restricted Stock) until such time, if ever, as the Restricted Stock with respect to which such Retained Distributions shall have been made, paid or declared shall have become vested and with respect to which the Restriction Period shall have expired; and, (iv) a breach of any of the restrictions, terms or conditions contained in this Plan or the Agreement or otherwise established by the Committee with respect to any Restricted Stock or Retained Distributions will cause a forfeiture of such Restricted Stock and any Retained Distributions with respect thereto.
                       (c)           Vesting; Forfeiture.  Upon the expiration of the Restriction Period with respect to each award of Restricted Stock and the satisfaction of any other applicable restrictions, terms and conditions: (i) all or part of such Restricted Stock shall become vested in accordance with the terms of the Agreement, and, (ii) any Retained Distributions with respect to such Restricted Stock shall become vested to the extent that the Restricted Stock related thereto shall have become vested.  Any such Restricted Stock and Retained Distributions that do not vest shall be forfeited to the Company and the Holder shall not thereafter have any rights with respect to such Restricted Stock and Retained Distributions that shall have been so forfeited.

Section 8.                                 Reload Options
           The Committee shall have the authority to specify at the time of grant that an employee or consultant  shall be granted another Stock Option (a "Reload Option") in the event such Employee exercises all or part of a Stock Option (an "Original Option") by surrendering in accordance with Section 5(e) previously owned shares of Common Stock in full or partial payment of the Exercise Price under such Original Option, subject to the availability of shares of Common Stock under the Plan at the time of exercise. Each Reload Option shall entitle the Employee to receive upon exercise in full a number of shares of Common Stock equal to the number of shares of Common Stock surrendered in payment of the Exercise Price and in payment of withholding tax, and shall have an Exercise Price per share of Common Stock equal to the Fair Market Value of the Common Stock on the date of the grant of such Reload Option and shall expire on the stated expiration date of the Original Option.  A Reload Option shall be exercisable at any time and from time to time from and after the date of grant of such Reload Option (or, as the Committee, in its sole discretion, shall determine at the time of grant, at such time or times as shall be specified in the Reload Option); provided, however, that a Reload Option granted to a Code Section 16(b) Optionee shall not be exercisable during the first six months from the date of grant of such Reload Option.
           The first such Reload Option may provide for the grant, when exercised, of one or two subsequent Reload Options to the extent and upon such terms and conditions, consistent with this Section 8, as the Committee, in its sole discretion, shall specify at or after the time of grant of such Reload Option.  The term of each Reload Option shall be equal to the remaining term of the underlying Option. Upon the exercise of an underlying Option or Reload Option, the Reload Option will be evidenced by an amendment to the underlying Agreement.  No additional Reload Options shall be granted to Employees when Options and/or Reload Options are exercised pursuant to the terms of this Plan following termination of the Employee's employment for any reason. A Reload Option shall contain such other terms and conditions (which may include a restriction on the transferability of the number of shares of Common Stock received upon exercise of the Original Option reduced by a number of shares equal in value to the tax liability incurred upon exercise) as the Committee, in its sole discretion, may deem desirable and are set forth in the Agreement evidencing the Reload Option. Notwithstanding the fact that the underlying Option may be an Incentive Stock Option, a Reload Option is not intended to qualify as an Incentive Stock Option.

Section 9.                                 Other Stock-Based Awards.
           Other Stock-Based Awards may be awarded, subject to limitations under applicable law, that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, shares of Common Stock, as deemed by the Committee to be consistent with the purposes of the Plan, including, without limitation, purchase rights, shares of Common Stock awarded which are not subject to any restrictions or conditions, convertible or exchangeable debentures, or other rights convertible into shares of Common Stock and Awards valued by reference to the value of securities of or the performance of specified Subsidiaries.  These other stock-based Awards may include performance shares or options, whose award is tied to specific performance criteria. Other Stock-Based Awards may be awarded either alone or in addition to or in tandem with any other Awards under this Plan or any other plan of the Company.  Each other Stock-Based Award shall be subject to such terms and conditions as may be determined by the Committee.

Section 10.          Accelerated Vesting and Exercisability.
            10.1.           Non-Approved Transactions. If any one person, or more than one person acting as a group, acquires the ownership of stock of the Company that, together with the stock held by such person or group, constitutes more than 50% of the total fair market value or combined voting power of the stock of the Company, and the Board does not authorize or otherwise approve such acquisition, then the vesting periods of any and all Stock Options and other Awards granted and outstanding under the Plan shall be accelerated and all such Stock Options and Awards will immediately and entirely vest, and the respective Holders thereof will have the immediate right to purchase and/or receive any and all Common Stock subject to such Stock Options and Awards on the terms set forth in this Plan and the respective Agreements respecting such Stock Options and Awards.  An increase in the percentage of stock owned by any one person, or persons acting as a group, as a result of a transaction in which the Company acquires its stock in exchange for property is not treated as an acquisition of stock for purposes of this Section 10.
            10.2.           Approved Transactions.  The Committee may, in the event of an acquisition by any one person, or more than one person acting as a group, together with acquisitions during the 12-month period ending on the date of the most recent acquisition by such person or persons, of assets from the Company that have a total gross fair market value equal to or more than 50% of the total gross fair market value of all of the assets of the Company immediately before such acquisition or acquisitions, or if any one person, or more than one person acting as a group, acquires the ownership of stock of the Company that, together with the stock held by such person or group, constitutes more than 50% of the total fair market value or combined voting power of the stock of the Company, which has been approved by the Company’s Board of Directors, (i) accelerate the vesting of any and all Stock Options and other Awards granted and outstanding under the Plan, or (ii) require a Holder of any award granted under this Plan to relinquish such award to the Company upon the tender by the Company to Holder of cash in an amount equal to the Repurchase Value of such award.  For this purpose, gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.
            10.3.                      Code Section 409A.  Notwithstanding any provisions of this Plan or any award granted hereunder to the contrary, no acceleration shall occur with respect to any award to the extent such acceleration would cause the Plan or an award granted hereunder to fail to comply with Code Section 409A.

Section 11.                                Amendment and Termination.
            The Board may at any time, and from time to time, amend alter, suspend or discontinue any of the provisions of the Plan, but no amendment, alteration, suspension or discontinuance shall be made that would impair the rights of a Holder under any Agreement theretofore entered into hereunder, without the Holder’s consent, except as set forth in this Plan.

Section 12.          Term of Plan.
 12.1.              Effective Date.   The Plan shall be effective as of, and the Effective Date shall be, January 1, 2011, subject to the approval of the Plan by the Company’s shareholders within one year after the Effective Date.  Any Awards granted under the Plan prior to such approval shall be effective when made (unless otherwise specified by the Committee at the time of grant), but shall be conditioned upon, and subject to, such approval of the Plan by the Company’s shareholders and no Awards shall vest or otherwise become free of restrictions prior to such approval.
            12.2.           Termination Date.   Unless terminated by the Board, this Plan shall continue to remain effective until such time as no further Awards may be granted and all Awards granted under the Plan are no longer outstanding. Notwithstanding the foregoing, grants of Incentive Stock Options may be made only during the ten-year period beginning on the Effective Date.

Section 13.                                  General Provisions.
            13.1.                      Written Agreements.   Each Award granted under the Plan shall be confirmed by, and shall be subject to the terms of, the Agreement executed by the Company and the Holder, or such other document as may be determined by the Committee.  The Committee may terminate any award made under the Plan if the Agreement relating thereto is not executed and returned to the Company within 10 days after the Agreement has been delivered to the Holder for his or her execution.
            13.2.                      Unfunded Status of Plan.  The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation.  With respect to any payments not yet made to a Holder by the Company, nothing contained herein shall give any such Holder any rights that are greater than those of a general creditor of the Company.
            13.3.       Employees.
                       (a)      Engaging in Competition With the Company; Solicitation of Customers and Employees; Disclosure of Confidential Information.  If a Holder’s employment with the Company or a Subsidiary is terminated for any reason whatsoever, and within 12 months after the date thereof such Holder either (i) accepts employment with any competitor of, or otherwise engages in competition with, the Company or any of its Subsidiaries, (ii) solicits any customers or employees of the Company or any of its Subsidiaries to do business with or render services to the Holder or any business with which the Holder becomes affiliated or to which the Holder renders services or (iii) uses or discloses to anyone outside the Company any confidential information or material of the Company or any of its Subsidiaries in violation of the Company’s policies or any agreement between the Holder and the Company or any of its Subsidiaries, the Committee, in its sole discretion, may require such Holder to return to the Company the economic value of any award that was realized or obtained by such Holder at any time during the period beginning on the date that is six months prior to the date such Holder’s employment with the Company is terminated.  In such event, Holder agrees to remit to the Company, in cash, an amount equal to the difference between the Fair Market Value of the Shares on the date of termination (or the sales price of such Shares if the Shares were sold during such six month period) and the price the Holder paid the Company for such Shares.
                       (b)           Termination for Cause.   If a Holder’s employment with the Company or a Subsidiary is terminated for cause, the Committee may, in its sole discretion, require such Holder to return to the Company the economic value of any award that was realized or obtained by such Holder at any time during the period beginning on that date that is six months prior to the date such Holder’s employment with the Company is terminated.  In such event, Holder agrees to remit to the Company, in cash, an amount equal to the difference between the Fair Market Value of the Shares on the date of termination (or the sales price of such Shares if the Shares were sold during such six month period) and the price the Holder paid the Company for such Shares.
                       (c)                            No Right of Employment.  Nothing contained in the Plan or in any award hereunder shall be deemed to confer upon any Holder who is an employee of the Company or any Subsidiary any right to continued employment with the Company or any Subsidiary, nor shall it interfere in any way with the right of the Company or any Subsidiary to terminate the employment of any Holder who is an employee at any time.
            13.4.      Investment Representations; Company Policy.  The Committee may require each person acquiring shares of Common Stock pursuant to a Stock Option or other award under the Plan to represent to and agree with the Company in writing that the Holder is acquiring the shares for investment without a view to distribution thereof.  Each person acquiring shares of Common Stock pursuant to a Stock Option or other award under the Plan shall be required to abide by all policies of the Company in effect at the time of such acquisition and thereafter with respect to the ownership and trading of the Company’s securities.
           13.5.           Additional Incentive Arrangements.  Nothing contained in the Plan shall prevent the Board from adopting such other or additional incentive arrangements as it may deem desirable, including, but not limited to, the granting of Stock Options and the awarding of Common Stock and cash otherwise than under the Plan; and such arrangements may be either generally applicable or applicable only in specific cases.
            13.6.           Withholding Taxes.   Not later than the date as of which an amount must first be included in the gross income of the Holder for Federal income tax purposes with respect to any Stock Option or other award under the Plan, the Holder shall pay to the Company, or make arrangements satisfactory to the Committee regarding the payment of, any Federal, state and local taxes of any kind required by law to be withheld or paid with respect to such amount.  If permitted by the Committee, tax withholding or payment obligations may be settled with Common Stock, including Common Stock that is part of the award that gives rise to the withholding requirement.  The obligations of the Company under the Plan shall be conditioned upon such payment or arrangements and the Company or the Holder’s employer (if not the Company) shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Holder from the Company or any Subsidiary.
            13.7.           Governing Law.  The Plan and all Awards made and actions taken thereunder shall be governed by and construed in accordance with the law of the State of New York   (without regard to choice of law provisions).
            13.8.           Other Benefit Plans.  Any award granted under the Plan shall not be deemed compensation for purposes of computing benefits under any retirement plan of the Company or any Subsidiary and shall not affect any benefits under any other benefit plan now or subsequently in effect under which the availability or amount of benefits is related to the level of compensation (unless required by specific reference in any such other plan to Awards under this Plan).
           13.9.           Non-Transferability.   Except as otherwise expressly provided in the Plan or the Agreement, no right or benefit under the Plan may be alienated, sold, assigned, hypothecated, pledged, exchanged, transferred, encumbered or charged, and any attempt to alienate, sell, assign, hypothecate, pledge, exchange, transfer, encumber or charge the same shall be void.
            13.10.                      Applicable Laws.  The obligations of the Company with respect to all Stock Options and Awards under the Plan shall be subject to (i) all applicable laws, rules and regulations and such approvals by any governmental agencies as may be required, including, without limitation, the Securities Act, and (ii) the rules and regulations of any securities exchange on which the Common Stock may be listed.
            13.11.                       Conflicts.  If any of the terms or provisions of the Plan or an Agreement conflict with the requirements of Section 422 of the Code, then such terms or provisions shall be deemed inoperative to the extent they so conflict with such requirements. Additionally, if this Plan or any Agreement does not contain any provision required to be included herein under Section 422 of the Code, such provision shall be deemed to be incorporated herein and therein with the same force and effect as if such provision had been set out at length herein and therein.  If any of the terms or provisions of any Agreement conflict with any terms or provisions of the Plan, then such terms or provisions shall be deemed inoperative to the extent they so conflict with the requirements of the Plan.  Additionally, if any Agreement does not contain any provision required to be included therein under the Plan, such provision shall be deemed to be incorporated therein with the same force and effect as if such provision had been set out at length therein.
            13.12.                      Certain Awards Deferring or Accelerating the Receipt of Compensation.  To the extent applicable, all Awards granted, and all Agreements entered into, under the Plan are intended to comply with Section 409A of the Code, which was added by the American Jobs Creation Act of 2004 and relates to deferred compensation under nonqualified deferred compensation plans.  The Committee, in administering the Plan, intends, and the parties entering into any Agreement intend, to restrict provisions of any Awards that may constitute deferred receipt of compensation subject to Code Section 409A requirements to those consistent with this Section.  The Board may amend the Plan to comply with Code Section 409A in the future.
            13.13.                      Non-Registered Stock.  The shares of Common Stock to be distributed under this Plan have not been, as of the Effective Date, registered under the Securities Act or any applicable state or foreign securities laws and the Company has no obligation to any Holder to register the Common Stock or to assist the Holder in obtaining an exemption from the various registration requirements, or to list the Common Stock on a national securities exchange or any other trading or quotation system, including the NASDAQ Stock Market.
   13.14.                      Reservation of Shares.  The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.
   13.15.                      Shareholder Approval.   The Plan shall be subject to approval by the shareholders of the Company within twelve (12) months after the date the Plan is adopted.  Such shareholder approval shall be obtained in the manner and to the degree required under Applicable Laws.

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